UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

International Battery Metals Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
ON NOVEMBER 20, 2026

MANAGEMENT INFORMATION CIRCULAR

International Battery Metals Ltd.

12 Greenway Plaza, Suite 1100

Houston, Texas 77046

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

To Be Held on November 20, 2026

Dear Shareholder:

You are cordially invited to attend the 2026 Annual General and Special Meeting of Shareholders (the “Annual Meeting”) of International Battery Metals Ltd., a British Columbia corporation (the “Company”). The meeting will be held on Wednesday, November 20, 2026 at 1:00 p.m. central time in-person at the Company’s headquarters located at 12 Greenway Plaza, Suite 1100. Houston, Texas 77046, for the following purposes:

(1)	To set the number of directors to be elected at the meeting at five (5);
(2)	To elect the five (5) nominees for director named herein to serve until the next annual meeting and their successors are duly elected and qualified;
(3)

To approve an ordinary resolution or, if the Consolidation occurs following the Continuance, a special resolution (the “Consolidation Resolution”) authorizing the Company to effect the consolidation of the common shares (the “Consolidation”) on the basis of one (1) post-consolidation common share for up to a maximum of every fifty (50) pre-consolidation common shares then issued and outstanding, or such other lesser number of pre-consolidation common shares as may be determined by the Board in its sole discretion;

(4)(a)	To approve a special resolution authorizing the amendment of the Company’s Articles, to approve amendments to the Advance Notice Provision (the “Advance Notice Amendment Resolution”);
(4)(b)	To approve a special resolution authorizing the amendment of the Company's Articles to approve creation of preferred shares (the “Preferred Shares Amendment Resolution”);
(5)	To approve a special resolution to approve the Company's continuance from British Columbia into Ontario;
(6)	To the extent that the Continuance is approved, to approve a special resolution authorizing the directors to determine the number of directors; and
(7)

To approve the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for its fiscal year ending March 31, 2027, and to authorize the directors to fix its remuneration.

The Annual Meeting of shareholders will be held in person. Registered holders can vote their shares in advance of the meeting by Internet, toll-free telephone, or mail. If your common shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record describing how to vote your common shares. Shareholders may also vote in person at the meeting.

Our Board unanimously recommends that you vote “For” each of the proposal and “For” the election of each of the five nominees for director.

The record date for the Annual Meeting is September 22, 2026. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Your vote is very important. Pursuant to the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) as permitted pursuant to National Instrument 51-102 – Continuous Disclosure Obligations and National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (collectively, the “Notice and Access Provisions”) promulgated by the Canadian Securities Authorities (the “CSA”). Pursuant to the Notice and Access Provisions, we are providing access to our proxy materials, including the Notice of Annual Meeting of Shareholders (the “Notice”) by sending you this Notice and making copies of these proxy materials available on the internet. We urge you to access and review the proxy materials before voting and vote as soon as possible, whether or not you plan to attend the Annual Meeting. This Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. You will need the control number printed on your Notice, proxy card or voting instruction card in order to vote and you will not otherwise receive a paper or email copy. A list of shareholders of record will be available during the Annual Meeting for inspection by shareholders for any legally valid purpose relating to the Annual Meeting.

We are furnishing the proxy materials to our shareholders over the Internet in accordance with the Notice and Access Provisions. You may read, print and download the proxy materials at www.ibatterymetals.com/investors. On or about October 9, 2026, we will mail our shareholders the Notice containing instructions on how to access our proxy materials and vote online. The Notice also provides instructions on how you can request proxy materials be sent to you by mail and how you can enroll to receive proxy materials by mail for future meetings. Shareholders with questions about notice-and-access can call toll free at 1-866-964-0492. Shareholders may obtain paper copies of the Information Circular/Proxy Statement and any other proxy materials free of charge. Shareholders with a 15 digit control number wishing to obtain a paper copy of the Information Circular/Proxy Statement and any other proxy materials can call toll free within North America - 1-866-962-0498 or direct, from Outside of North America - (514) 982-8716 and entering your control number as indicated on your voting instruction form or proxy. Shareholders with a 16 digit control number can call toll free within North America - 1-877-907-7643 or direct, from Outside of North America - 1-303-562-9305 and entering your control number as indicated on your voting instruction form. Any shareholder wishing to obtain a paper copy of the proxy materials should submit their request no later than 5:00 PM (CST) on November 10, 2026, in order to receive paper copies of the proxy materials in time to vote before the Annual Meeting. Under the Notice-and-Access Provisions, proxy materials will be available for viewing on the Company’s website for one year from the date of posting. Shareholders wishing to obtain paper copies of the proxy materials after the Annual Meeting date can call (832) 683-8839.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Annual Meeting to Be Held on November 20, 2026 at 1:00 p.m. central time at the Company’s headquarters located at 12 Greenway Plaza, Suite 1100, Houston, Texas 77046, at: materials.proxyvote.com/459121.

This Notice and Information Circular/Proxy Statement are available at materials.proxyvote.com/459121.

By Order of the Board of Directors

/s/ James Garrett Galloway

James Garrett Galloway

Interim Chief Executive Officer and Senior Vice President of Corporate Development

October 9, 2026

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International Battery Metals Ltd.

12 Greenway Plaza, Suite 1100

Houston, Texas 77046

October 9, 2026

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

Management Information Circular and Proxy Statement for 2026 and Special Meeting of Shareholders

This management information circular and proxy statement, including all schedules and appendices hereto (this “Information Circular/Proxy Statement”), is being furnished in connection with the solicitation of proxies by or on behalf of management (“Management”) of International Battery Metals Ltd. (the “Company” or “IBAT”) for use at the annual general and special meeting (the “Annual Meeting”) of the shareholders of the Company to be held at the Company’s headquarters located at 12 Greenway Plaza, Suite 1100, Houston, Texas 77046, on Wednesday, November 20, 2026 at 1:00 p.m. central time, or at any adjournment(s) or postponement(s) thereof, for the purposes set out in the accompanying Notice of Annual and Special Meeting of Shareholders.

We expect that the solicitation of proxies will be primarily by mail and over the Internet. Proxies may also be solicited personally, by telephone, e-mail, Internet, facsimile or other means of communication by directors, officers and employees of the Company. Directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with solicitation. The cost of solicitation will be borne by the Company. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to beneficial owners holding our shares in street name, and we will reimburse custodians, nominees and fiduciaries for reasonable out-of-pocket expenses in connection with the forwarding of solicitation material.

This Information Circular/Proxy Statement is accompanied by a form of proxy or a voting instruction form. By use of a proxy or a voting instruction form, you can vote even if you do not attend the Annual Meeting. The persons named in the enclosed form of proxy represent Management of the Company. Each shareholder has the right to appoint a person (who need not be a shareholder), other than those Management nominees named in the enclosed form of proxy, to represent, attend and act on behalf of the shareholder at the Annual Meeting. That right may be exercised by inserting the name of such person in the blank space provided for that purpose.

In this Information Circular/Proxy Statement, the words “IBAT,” “we,” “our,” “ours” and “us” refer to International Battery Metals Ltd. Except as otherwise stated, the information contained herein is given as of September 22, 2026. Unless otherwise indicated, all references to “$” or “dollars” are to the currency of the United States and “C$” or “CAD$” are to the currency of Canada.

NOTICE-AND-ACCESS

The Company is sending out proxy-related materials to Shareholders using the notice-and-access provisions under rules adopted by the United States Securities and Exchange Commission (the “SEC”) as permitted pursuant to National Instrument 51-102 – Continuous Disclosure Obligations (“NI 51-102”) and NI 54-101 (collectively, the “Notice-and-Access Provisions”) promulgated by the Canadian Securities Authorities (the “CSA”). The Company anticipates that use of the Notice-and-Access Provisions will benefit the Company by reducing the postage and material costs associated with the printing and mailing of the proxy-related materials and will additionally reduce the environmental impact of such actions.

Shareholders will be provided with electronic access to the Notice of Meeting and this Information Circular/Proxy Statement at materials.proxyvote.com/459121. They can also be found on the Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”) at www.sec.gov and the System for Electronic Document Analysis and Retrieval (“SEDAR+”) at www.sedarplus.com.

Shareholders are reminded to review the Information Circular/Proxy Statement before voting. On or about October 9, 2026, we will begin mailing to Shareholders paper copies of a Notice of Internet Availability of Proxy Materials containing information prescribed by the Notice-and-Access Provisions, including instructions on how to access and review proxy materials as well as directions on how to vote by proxy. The Company will not use procedures known as ‘stratification’ in relation to the use of Notice-and-Access Provisions. Stratification occurs when an issuer using Notice-and-Access Provisions sends a paper copy of the Information Circular/Proxy Statement to some securityholders with a notice package.

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Shareholders with questions about notice-and-access can call toll free at 1-866-964-0492. Shareholders may obtain paper copies of the Information Circular/Proxy Statement free of charge. Shareholders with a 15 digit control number wishing to obtain a paper copy of the Information Circular/Proxy Statement can call toll free within North America - 1-866-962-0498 or direct, from Outside of North America - (514) 982-8716 and entering your control number as indicated on your voting instruction form or proxy. Shareholders with a 16 digit control number can call toll free within North America - 1-877-907-7643 or direct, from Outside of North America - 1-303-562-9305 and entering your control number as indicated on your voting instruction form or proxy. Any Shareholder wishing to obtain a paper copy of the Meeting materials should submit their request no later than 5:00pm (CST) on December 5, 2025, in order to receive paper copies of the Meeting materials in time to vote before the Meeting. Under the Notice-and-Access Provisions, materials for the Annual Meeting will be available for viewing on the Company’s website for one year from the date of posting. To obtain paper copies of the materials after the Annual Meeting date, please contact (832) 683-8839.

The date of this Information Circular/Proxy Statement is October 9, 2026. The Notice was first mailed to our Shareholders of record entitled to vote at the Annual Meeting on or about October 9, 2026.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive these proxy materials?

Pursuant to rules adopted by the SEC, we have made these materials available to you over the internet because the Board of Directors (sometimes referred to as the “Board”) of International Battery Metals Ltd. (sometimes referred to as “we,” “us,” the “Company” or “IBAT”) is soliciting your proxy to vote at our 2026 Annual Meeting of Shareholders (“Annual Meeting”), including at any adjournments or postponements of the meeting. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice. The Notice was first mailed to our Shareholders of record entitled to vote at the Annual Meeting on or about October 9, 2026.

How do I attend the Annual Meeting?

The Annual Meeting will be held on Tuesday, November 20, 2026 at 1:00 p.m. central time at the Company’s headquarters located at 12 Greenway Plaza, Suite 1100, Houston, Texas 77046. Record holders and beneficial owners are welcome to attend the meeting, however, only record holders and beneficial owners who have obtained a legal proxy of the Company’s common shares or their proxies may vote in person at the Annual Meeting. To attend the Annual Meeting in person, you must present photo identification, such as a driver’s license. Beneficial owners must also provide evidence of stock holdings, such as a recent brokerage account or bank statement.

Who can vote at the Annual Meeting?

Only shareholders of record at the close of business on September 22, 2026 (the “Record Date”) will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof. As of the Record Date, there were 379,001,682 common shares of the Company (“Common Shares”) outstanding and entitled to vote.

Shareholders of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Computershare, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Annual Meeting or vote by proxy via the telephone, Internet or by mail. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and will have received a Notice from that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are eight matters scheduled for a vote:

(1)	To set the number of directors to be elected at the meeting at five (5);
(2)	To elect the five (5) nominees for director named herein to serve until the next annual meeting and their successors are duly elected and qualified;
(3)

To approve an ordinary resolution or, if the Consolidation occurs following the Continuance, a special resolution (the “Consolidation Resolution”) authorizing the Company to effect the consolidation of the common shares (the “Consolidation”) on the basis of one (1) post-consolidation common share for up to a maximum of every fifty (50) pre-consolidation common shares then issued and outstanding, or such other lesser number of pre-consolidation common shares as may be determined by the Board in its sole discretion;

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(4)(a)	To approve a special resolution authorizing the amendment of the Company’s Articles, to approve amendments to the Advance Notice Provision (the “Advance Notice Amendment Resolution”);
(4)(b)	To approve a special resolution authorizing the amendment of the Company's Articles to approve creation of preferred shares (the “Preferred Shares Amendment Resolution”);
(5)	To approve a special resolution to approve the Company's continuance from British Columbia into Ontario;
(6)	To the extent that the Continuance is approved, to approve a special resolution authorizing the directors to determine the number of directors; and
(7)

To approve the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for its fiscal year ending March 31, 2027, and to authorize the directors to fix its remuneration.

How does the Board recommend I vote for each proposal

Proposal	Board
Recommendation
Proposal 1 – Setting the number of directors at five (5)	FOR
Proposal 2 – Election of the five (5) nominees named herein to serve as a director for a one-year term or until their successor is elected and qualified	FOR each of the director nominees
Proposal 3 – Approval of the Consolidation Resolution	FOR
Proposal 4(a) – Approval of the Advance Notice Amendment Resolution	FOR
Proposal 4(b) – Approval of the Preferred Shares Amendment Resolution	FOR
Proposal 5 – Approval of the Company’s Continuance from British Columbia into Ontario	FOR
Proposal 6 – Authorizing the Directors to Determine the Number of Directors	FOR
Proposal 7 – Appointment of Grant Thornton LLP as our auditors and authorization for the directors to fix its remuneration	FOR

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their best judgment.

How do I vote?

Shareholders of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote by attending the Annual Meeting, by proxy over the telephone, by proxy through the internet, or by proxy using a proxy card that you may request. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote if you have already voted by proxy.

•
To vote using a proxy card that may be delivered to you at a later time, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•
To vote over the telephone, dial toll-free 1-866-732-VOTE (8683) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your vote must be received by the start of the meeting to be counted.
•
To vote through the internet, go to www.investorvote.com to complete an electronic proxy card or scan the QR code on your proxy card to vote. You will be asked to provide the control number from the Notice. Your vote must be received by the start of the meeting to be counted.

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Beneficial Owners: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from IBAT. Simply follow the instructions in the Notice to ensure that your vote is counted. To vote in-person during the meeting, you must submit a valid legal proxy via email to service@computershare.com with the subject line “Legal Proxy” by 5:00 p.m., Central Time, on October 9, 2026. If you have a valid legal proxy, you may submit your vote in-person at any time prior to the closing of the polls during the Annual Meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each common share you own as of the Record Date, with no shares having cumulative voting rights.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the setting of the number of directors, “For” the election of all five nominees for director, "For" ratification of the selection by the Audit Committee of the Board of Grant Thornton LLP as the independent registered public accounting firm of the Company for its fiscal year ending March 31, 2027 and authorizing the directors to fix the remuneration of the auditors, “For” the Consolidation Resolution, “For” the Amendment Resolution, “For” the Continuance Resolution, and “For” authorizing the directors to fix the number of directors. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” by a US nominee does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be non-routine under applicable rules, the broker or nominee may not vote the shares. These unvoted shares are counted as “broker non-votes.”

Proposals 1, 2, 4(a), 4(b), 5 and 6 are considered non-routine, so a US broker or nominee holding shares may not vote those shares on Proposals 1, 2, 4(a), 4(b), 5 and 6 without specific instructions from the beneficial owner. Proposals 3 and 7, the Consolidation Resolution and the proposal to appoint auditors and authorize the directors to fix the remuneration of the auditors is considered routine and therefore, a broker or nominee located in the US holding shares may vote those shares on Proposals 3 and 7 without specific instructions from the beneficial owner.

What happens if I do not vote?

Shareholders of Record: Shares Registered in Your Name

If you are a shareholder of record and do not vote by completing a proxy card, by telephone, or through the internet at the Annual Meeting, your shares will not be voted.

Beneficial Owners: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on the jurisdiction of your broker and whether the particular proposal is considered to be a routine matter under applicable rules. If your broker is not located in the United States, your shares will not be voted. Brokers and nominees located in the United States can use their discretion to vote uninstructed shares with respect to matters that are considered to be routine under applicable rules, but not with respect to non-routine matters. Under applicable rules and interpretations, non-routine matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested), executive compensation and certain corporate governance proposals, even if management-supported. Routine matters, on which a broker or other nominee is generally empowered to vote, include ratification of the appointment of an independent registered public accounting firm. Accordingly, your broker or nominee may not vote your shares on Proposals 1-6 without your instructions, but may vote your shares on Proposal 7.

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What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the setting of the number of directors, “For” the election of each of the five nominees for director, “For” ratification of the selection by the Audit Committee of the Board of Grant Thornton LLP as the independent registered public accounting firm of the Company for its fiscal year ending March 31, 2027 and authorizing the directors to fix the remuneration of the auditors, “For” the Consolidation Resolution, “For” the Amendment Resolution, “For” the Continuance Resolution, and “For” authorizing the directors to fix the number of directors. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting.

Shareholders of Record: Shares Registered in Your Name

If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•
You may submit a properly completed proxy card with a later date.
•
You may grant a subsequent proxy by telephone or through the internet.
•
You may send a timely written notice that you are revoking your proxy to IBAT’s Secretary at P.O. Box, Houston, TX 77227.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owners: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank in order to change your vote.

What are my voting options?

As set forth in the table below, you have the option to vote “FOR” and “AGAINST” or “FOR” and “WITHOLD” on the proposals. If you do not mark a vote on any specific proposal, your shares will not be voted and will have no impact on the outcome of the proposal, but will be counted as a vote present for purposes of establishing a quorum.

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How are votes counted?

Proposal	Vote Required for Approval
Proposal 1 – Setting the number of directors at five (5)	You may vote “For”, “Against” or “Withhold” your vote.
Proposal 2 – Election of the five (5) nominees named herein to serve as a director for a one-year term or until their successor is elected and qualified	You may vote “For” or “Withhold” your vote.
Proposal 3 – Approval of the Consolidation Resolution	You may vote “For”, “Against” or “Withhold” your vote.
Proposal 4(a) – Approval of the Advance Notice Amendment Resolution	You may vote “For”, “Against” or “Withhold” your vote.
Proposal 4(b) – Approval of the Preferred Shares Amendment Resolution	You may vote “For”, “Against” or “Withhold” your vote.
Proposal 5 – Approval of the Company’s Continuance from British Columbia into Ontario	You may vote “For”, “Against” or “Withhold” your vote.
Proposal 6 – Authorizing the Directors to Determine the Number of Directors	You may vote “For”, “Against” or “Withhold” your vote.
Proposal 7 – Appointment of Grant Thornton LLP as our auditors and authorization for the directors to fix its remuneration	You may vote “For” the appointment of the proposed auditors or “Withhold” your vote.

If you vote “For” or “Against” on any proposals your vote will be cast accordingly. Your “Withhold” vote for
Proposals 1, 2,3, 4(a) and 4(b), 5, 6 and 7 will be the equivalent of an abstention, will not be counted as a vote cast and will not impact whether any of such proposals is approved or nominee elected. “Withhold” votes and abstentions will be counted for purposes of determining a quorum.

How many votes are needed to approve each proposal?

Proposal	Vote Required for Approval
Proposal 1 – Setting the number of directors at five (5)	A majority of the votes cast
Proposal 2 – Election of the five (5) nominees named herein to serve as a director for a one-year term or until their successor is elected and qualified	Plurality, but subject to majority voting policy
Proposal 3 – Approval of the Consolidation Resolution	Minimum is a majority of the votes cast*
Proposal 4(a) – Approval of the Advance Notice Amendment Resolution	66 ⅔% of the votes cast
Proposal 4(b) – Approval of the Preferred Shares Amendment Resolution
Proposal 5 – Approval of the Company’s Continuance from British Columbia into Ontario	66 ⅔% of the votes cast
Proposal 6 – Authorizing the Directors to Determine the Number of Directors	66 ⅔% of the votes cast
Proposal 7 – Appointment of Grant Thornton LLP as our auditors and authorization for the directors to fix its remuneration	Majority of the votes cast

* If at least a majority of the votes cast vote “FOR” the Consolidation Resolution then the Consolidation can be effected for so long as the Company is organized under the jurisdiction of British Columbia. If at least 66⅔% of the votes cast vote “FOR” the Consolidation Resolution then the Consolidation can be effected, at the Board’s discretion, whether the
Company is organized under the jurisdiction of either British Columbia or in Ontario.

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What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if a shareholder holding one or more outstanding share(s) entitled to vote are present at the meeting in person or represented by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote through the internet at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the meeting stands adjourned to the same day in the next week at the same time and place.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a press release reported by a national news service in Canada.

What proxy materials are available on the internet?

This Information Circular/Proxy Statement and the Company’s Audited Consolidated Financial Statements for the years ended March 31, 2026 and 2025 and Annual Management Discussion and Analysis for the years ended March 31, 2026 and 2025 are available at materials.proxyvote.com/459121.

Who is paying for this Information Circular/Proxy Statement?

The Company anticipates first mailing definitive copies of this Information Circular/Proxy Statement to shareholders of record on or about October 9, 2026 in conjunction with a solicitation of proxies by management of the Company. We are asking for your proxy and will pay all of the costs associated with asking for shareholders’ proxies for the 2026 Annual Meeting. In addition to the use of the mail, proxies may be solicited by the Directors, officers and employees of IBAT by personal interview, telephone or otherwise. Directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with solicitation. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to beneficial owners holding our shares in street name, and we will reimburse custodians, nominees and fiduciaries for reasonable out-of-pocket expenses in connection with the forwarding of solicitation material.

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PROPOSAL 1

SETTING THE NUMBER OF DIRECTORS

The authority to determine the number of directors of the Company rests with the Shareholders. The Company's Articles (the “Articles”) stipulate that the Board shall consist of the greater of: (a) three directors, and (b) the number of directors most recently set by ordinary resolution of the shareholders.

On October 27, 2025, the Board held a meeting whereby they considered and passed a motion to recommend to shareholders that the size of the Board for the ensuing year be set at five (5).

At the Annual Meeting, shareholders will be asked to pass an ordinary resolution to set the number of directors of the Company for the ensuing year at five (5).

Vote Required and Board Recommendation

The number of directors will be approved if the affirmative vote by the majority of Common Shares present in person or represented by proxy at the Annual Meeting and entitled to vote are voted in favor of the resolution to set the number of directors at five (5) for the ensuing year. If this proposal is not approved, then the number of directors will continue to be six and there will be a vacancy which can be filled by the Board.

The Board recommends that Shareholders vote “FOR” this resolution to fix the number of directors at five (5). Unless authority to do so is withheld, the persons named in the enclosed form of proxy intend to vote “FOR” the resolution to fix the number of directors at five (5).

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PROPOSAL 2

ELECTION OF DIRECTORS

Our Board of Directors currently consists of six directors. The current terms of the directors will expire immediately before the Annual Meeting, or, if sooner, upon the director’s death, resignation or removal.

The Corporate Governance, Nominating and Compensation Committee (the “CGNC Committee”) seeks to assemble a Board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the members of the CGNC Committee, together with the other independent directors of the Board, have identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the CGNC Committee members and independent directors of the Board view as critical to effective functioning of the Board. Upon Mr. Mills resignation from the Board in July 2026, the CGNC Committee recommended and the Board appointed Mr. Colangelo to serve the remaining port of Mr. Mills' term.

Based on the foregoing criteria, the CGNC Committee decided to reduce the size of the Board from six directors to five directors concurrently with the Annual Meeting and to nominate each of Jacob Warnock, James Schultz, Keith Solar, John Souther, and Scott Colangelo to serve as directors for the one-year term commencing at the Annual Meeting. Dr. Burba was not re-nominated to serve on the Board.

Each director to be elected and qualified will hold office until immediately before the next annual meeting of shareholders or, if sooner, until the director’s death, resignation or removal. Notwithstanding the foregoing, directors are elected by a plurality, meaning if any votes are cast “FOR” the director he or she will be elected, subject the majority voting policy.

The following table sets forth the proposed management slate of the directors at the Meeting and their respective positions. Dr. John Burba will continue as a director until the Meeting. Please refer to the section of this proxy entitled “Beneficial Ownership” for the number of shares owned by each of the director nominees.

Name, Residence	Age	Director Since
Jacob Warnock Puerto Rico, USA	41	2024
James Schultz Illinois, USA	68	2024
Keith Solar California, USA	66	2024
John Souther Florida, USA	41	2024
Scott Colangelo Texas, USA	55	2026

Each of the above listed director nominees has consented to serve as a director if elected, and each director elected will be to serve a one-year term.

Current Board and Nominees

The brief biographies below include information, as of the date of this Information Circular/Proxy Statement, regarding the specific and particular experience, qualifications, attributes or skills of each director nominee that led the members of the CGNC Committee and the other independent directors of the Board to conclude that the person should serve as a director as of the date of this Information Circular/Proxy Statement.to conclude that the person should serve as a director as of the date of this Information Circular/Proxy Statement.

Jacob Warnock

Mr. Warnock joined the Board in February 2024 as the nominee of EV Metals in connection with the Company’s February 2024 financing transaction. He currently serves as Chief Executive Officer of Silver Creek Resources, LLC, a company specializing in mineral and royalty acquisitions of high-growth oil and gas rights in top-tier U.S. basins. Since 2020, he has overseen operations and acquisitions in the Eagle Ford and Haynesville Shale.

Previously, Mr. Warnock was the Managing Partner of Delago Resources, LLC, a Texas-based upstream oil and gas

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company focused on acquiring and developing oil and gas reserves. In 2019, he played a pivotal role in the successful $185 million sale of Delago’s assets to Marathon Oil. Over the last five years, he has directed the acquisition of more than $100 million in mineral interests across Texas and Louisiana, particularly in the Haynesville and Eagle Ford shale. A seasoned investor in the energy and infrastructure space, Mr. Warnock is also an active investor in emerging companies and startups, including Fermi America. His anchor investment and strategic involvement propelled the company’s rapid early-stage growth and contributed to its successful dual listing on both the Nasdaq and the London Stock Exchange. A serial entrepreneur, Mr. Warnock currently manages 18 companies and brings more than 20 years of experience founding and leading upstream oil and gas enterprises, as well as structuring and operating multiple joint ventures across several U.S. basins. He holds a Bachelor of Science in Business Management from Midwestern State University.

Mr. Warnock brings to the Board expertise in leasing, curative, permitting, surface operations, facility construction, pipelines, negotiations and strategic exits.

James Schultz

Mr. Schultz joined us as a director in October 2024. Mr. Schultz founded Open Prairie Ventures, Inc. in 1999, a private capital management company, and has served as its Chairman and Chief Executive Officer since 1999. He previously led and oversaw the management of five private equity funds with investments in innovative technologies spanning agriculture, advanced materials, medical devices, and information systems. Mr. Schultz also served in newly elected State of Illinois Governor Bruce Rauner’s cabinet as the Director of the Illinois Department of Commerce and Economic Opportunity. Currently, Mr. Schultz is a member of Prime Banc Corporation/Dieterich Bank Board’s Asset/Liability Management Committee (Chair) along with serving on the Loan Committee. He earned his MBA in Finance and Entrepreneurship from the Kellogg School of Management at Northwestern University, a Juris Doctor Degree from DePaul University College of Law, and a Bachelor of Business Administration from Southern Methodist University.

Mr. Schultz brings to the Board expertise in advanced materials, semiconductor, software development, e-commerce, construction, financial services and information technology.

Keith Solar

Mr. Solar joined us as a director in November 2024. Mr. Solar is a founding partner at Parks & Solar, LLP, a boutique law firm of which he has been managing partner since June 2017. Mr. Solar specializes in water law, with a sub-specialties in desalination and potable reuse. Since 2012, he has represented IDE Americas, Inc., a world leader in water treatment solutions, including the development, engineering, construction, and operation of enhanced desalination and industrial water treatment plants. From 2002 to 2024, Mr. Solar served as special counsel to the City of Carlsbad, which he assisted in negotiating land use and water purchase agreements, respectively, for the Claude “Bud” Lewis Carlsbad Seawater Desalination Plant, the largest desalination plant in the Western Hemisphere. From 2000 to 2006, Mr. Solar served as general counsel to Basin Water, Inc., which focused on treating contaminated water at the well head primarily through ion-exchange technology and became publicly traded on Nasdaq following its initial public offering in May 2006. From 2000 to 2009, Mr. Solar served as a member of the board of directors of Basin Water, Inc., including as chair of its compensation committee from 2006 to 2009 and as chair of its nominating and governance committee from 2007 to 2009. Mr. Solar has authored several published commentaries on water issues and is a lecturer at local and international water conferences and CLE programs. Mr. Solar earned his Juris Doctor, with highest distinction, from McGeorge School of Law, University of the Pacific in 1985, and his A.B. With Great Distinction from Indiana University in 1982. He is admitted to practice law in California, Texas and Tennessee.

Mr. Solar brings to the Board significant legal and governance experience representing public and private clients regarding water rights and water-related issues, with particular emphasis in desalination and potable reuse as well as public company chair and committee experience on public company boards.

John Souther

Mr. Souther joined us as a director in November 2024. He is a technology and operating executive with more than 15 years of leadership experience across industrials, technology, residential services, retail, consumer packaged goods, and consulting. He currently serves as Chief Information Officer of Horizon Group Holding, a private equity-backed, multi-brand residential services platform, where he aligns technology strategy directly to revenue growth, margin expansion, operational scalability, and enterprise value creation. Previously, Mr. Souther led digital strategy for a $10 billion Carrier Corporation business portfolio, including ERP transformation, cloud migration, connected solutions, cybersecurity oversight, AI- and IoT-enabled energy management, and workforce transformation across North America and EMEA. He has served in executive forums and audit committees addressing financial reporting, audit compliance, compensation structures, enterprise risk management, cybersecurity, technology transformation, and capital allocation tied to operating performance. Mr. Souther holds an MBA from Harvard Business School and a BA in Government from Harvard College.

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Mr. Souther brings to the Board significant experience driving digital transformation and operational excellence across diverse industries — including industrials, retail, technology, and consumer packaged goods.

Scott Colangelo

Mr. Colangelo joined us as a director in August 2026. He currently is the Chairman, Managing Partner and Co-Founder of Prime Capital Investment Advisors (“PCIA”), a nationally recognized registered investment advisory firm, where he has served since 2017. He also serves as Managing Director of Qualified Plan Advisors, a role he has held since 1999. Prior to co-founding PCIA, Mr. Colangelo served as Vice President and Shareholder of Lawing Financial, where he held various leadership positions for nearly two decades. Mr. Colangelo holds a Bachelor of Science in Finance from Kansas State University. Mr. Colangelo was identified as a director candidate by Jacob Warnock, a member of our Board of Directors.

Mr. Colangelo brings to the Board significant experience in investment management, corporate strategy and executive leadership.

Vote Required and Board Recommendation

The Board has adopted a majority voting policy, pursuant to which each director should be elected by the majority of the votes cast by the shareholders represented in person or by proxy at any meeting for the election of directors. If any nominee for election as director receives, from the Common Shares voted at the meeting in person or by proxy, a greater number of votes “withheld” than votes “for” his or her election, the director will be expected to tender his or her resignation to the chairman of the Board following the meeting, to take effect upon acceptance by the Board. The CGNCC will expeditiously consider the director's offer to resign and make a recommendation to the Board whether to accept such an offer. Within 90 days of the meeting of the Company’s shareholders, the Board will make a final decision concerning the acceptance of the director's resignation. The process applies only in circumstances involving an “uncontested” election of directors – where the number of director nominees does not exceed the number of directors to be elected and where no proxy materials are circulated in support of one or more nominees who are not part of the slate supported by the Board for election at the meeting. Subject to any corporate law restrictions, where the Board accepts the offer of resignation of a director and that director resigns, the Board may exercise its discretion with respect to the resulting vacancy and may, without limitation, leave the resultant vacancy unfilled until the next annual meeting of the shareholders, fill the vacancy through the appointment of a new director whom the Board considers to merit the confidence of the Company’s shareholders, or call a special meeting of the shareholders to elect a new nominee to fill the vacant position.

The vote required to elect our five directors for a term expiring immediately before the 2027 annual meeting of shareholders or, if sooner, until the director’s death, resignation or removal, is by a majority of the votes cast (50% plus 1) by the shareholders present in person or represented by proxy and entitled to vote on the election of directors.

The Board recommends that you vote “FOR” each of the five director nominees.

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CORPORATE GOVERNANCE

Board Size and Term

Our Articles provide that our Board of Directors shall consist of at least three directors and that each director shall hold office until the close of the next annual general meeting of our shareholders, or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated. Our Board of Directors previously consisted of seven directors, however, as a result of Mr. Mills resignation in July 2026 the Board of Directors approved reducing the size of the Board from seven directors to six directors. In Connection with Dr. John Burba's decision to not stand for re-election at the Meeting, the Board intends to reduce the size of the Board to five directors.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Director Independence

As we are listed on the TSXV, we evaluate whether our directors are “independent” in accordance with National Policy 58-201 - Corporate Governance Guidelines (“NP 58-201”) issued by the British Columbia Securities Commission (“BCSC”). NP 58-201 states that “a director is independent if he or she would be independent for the purposes of National Instrument 58-101 Disclosure of Corporate Governance Practices (“NI 58-101”) NI 58-101(2) states that “[i]n British Columbia, a director is independent if . . . a reasonable person with knowledge of all the relevant circumstances would conclude that the director is independent of management of the issuer and of any significant security holder” In addition, we evaluate whether our directors who serve on our Audit Committee meet the enhanced level of independence required for Audit Committee members in accordance with National Instrument 52-110 “Audit Committees” (“NI 52-110”). NI 52-110 provides under Section 1.4 “Meaning of Independence” that “(1) [a]n audit committee member is independent if he or she has no direct or indirect material relationship with the issuer.”

In determining whether a “material relationship” exists NI 52-110 provides certain situations where an individual is deemed to have a material relationship, which include but are not limited to:

i.
an individual who is, or has been within the last three years, an employee or executive officer of the issuer;
ii.
an individual whose immediate family member is, or has been within the last three years, an executive officer of the issuer;
iii.
an individual whose immediate family member is, or has been within the last three years, an executive officer of the issuer; and
iv.
an individual who accepts, directly or indirectly, any consulting, advisory or other compensatory fee from the issuer or any subsidiary entity of the issuer, other than as remuneration for acting in his or her capacity as a member of the board of directors or any board committee, or as a part-time chair or vice-chair of the board or any board committee; or is an affiliated entity of the issuer or any of its subsidiary entities.

Consistent with TSXV rules, our Board conducted its annual review of director independence. During the review, our Board considered relationships and transactions since incorporation between each director or any member of her immediate family, on the one hand, and us on the other hand. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. Our Board of Directors has determined that each of our directors (i.e., James Schultz, Keith Solar, John Souther, and Scott Colangelo), other than Dr. John Burba and Mr. Jacob Warnock, are considered to be “independent” in accordance with NI 58-101. None of the directors hold directorships in other reporting issuers.

Directors, Director Term Limits and Gender Diversity

In late 2014, the securities regulators of Canada (other than Alberta and British Columbia) adopted an amendment to NI 58-101 requiring companies to include disclosure in their management Information Circular/Proxy Statement or annual information forms, as applicable, in respect of director term limits and requiring new disclosure regarding the representation of women on boards and in executive office positions. As of fiscal year end, March 31, 2026, Norma Garcia, the Company’s General Counsel, Corporate Secretary is a women. The Company currently does not have written policies in respect of the selection of individuals as nominees for election as directors, director term limits and gender diversity.

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The CGNCC is responsible for identifying and recommending to the Board potential candidates to become directors of the Company. While there are no specific written criteria for Board membership, the Company does seek to attract and retain directors with an understanding of the Company's business and a particular knowledge which would assist in guiding management of the Company. The CGNCC also considers the composition of the Board at the time of such review with a view to ensuring that the backgrounds, experiences, and knowledge-base of the members of the Board are diverse and complementary. The Board, taking into consideration the CGNCC's recommendations, is responsible for selecting the nominees for election to the Board, for recommending individuals for appointment as directors to fill vacancies, and determining whether a nominees or appointee is independent.

The Company does not impose term limits on its directors, believing that this arbitrary mechanism for removing directors can result in valuable, experienced directors being forced to leave the Board. The Company believes that the best means to achieving Board renewal is for it to happen organically, and in tandem with the nomination process managed by the CGNCC that takes into consideration a number of factors including identifying and selecting individuals who possess the skills, competencies, knowledge and have the business acumen, time available and independence to effectively discharge their responsibilities and best serve the Company.

The Company does not support the adoption of quotas or targets regarding gender representation on the Board or NEO positions. All Board appointments are made on merit, in the context of the skills, experience, independence, knowledge and other qualities which the Board as a whole requires to be effective, with due regarding for the benefits of diversity, including the level of representation of women to the Board.

With respect to the appointment of NEOs, the Company recruits and promotes on the basis of an individual's competence, qualification, experience, and performance, regardless of gender, age, or other aspects of diversity.

Election of Directors: the Board has adopted a majority voting policy, pursuant to which each director should be elected by vote of a majority (50% plus 1) of the votes cast by shareholders in person or represented by proxy at any meeting for the election of directors. If any nominee for election as director receives, from the Common Shares voted at the meeting in person or by proxy, a greater number of votes “withheld” than votes “for” his or her election, the director will be expected to tender his or her resignation to the Chairman of the Board following the meeting, to take effect upon acceptance by the Board. The CGNCC will expeditiously consider the director's offer to resign and make a recommendation to the Board whether to accept such an offer. Within 90 days of the meeting of the Shareholders, the Board will make a final decision concerning the acceptance of the director's resignation. The process applies only in circumstances involving an “uncontested” election of directors – where the number of director nominees does not exceed the number of directors to be elected and where no proxy materials are circulated in support of one or more nominees who are not part of the slate supported by the Board for election at the Meeting. Subject to any corporate law restrictions, where the Board accepts the offer of resignation of a director and that director resigns, the Board may exercise its discretion with respect to the resulting vacancy and may, without limitation, leave the resultant vacancy unfilled until the next annual meeting of the Shareholders, fill the vacancy through the appointment of a new director whom the Board considers to merit the confidence of the Shareholders, or call a special meeting of the Shareholders to elect a new nominee to fill the vacant position.

Board Committees

As of the date of this Information Circular/Proxy Statement the following persons serve as members of the Board of Directors and on the following Committees:

Member	Independent (1)	Audit	Compensation Committee	Corporate Governance and Nominating Committee
Dr. John Burba(2)	No	No	No	No
Scott Colangelo	Yes	Yes	No	No
James Schultz	Yes	Yes(3)	No	No
Keith Solar	Yes	No	Yes(3)	Yes(3)
John Souther	Yes	Yes	Yes	Yes
Jacob Warnock	No	No	Yes	Yes

(1)
Independent as determined under Canadian securities laws and TSXV corporate governance rules
(2)
Dr. John Burba is the Chairman of the Board of Directors. Dr. Burba is not standing for re-election at the Meeting.
(3)
Denotes Chairperson of the relevant Committee

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Audit Committee

During the fiscal year ended March 31, 2026, the Audit Committee of the Board consisted of three members, John Souther, James Schultz and Keith Solar, with Mr. Schultz being the Chairman of the Audit Committee. Commencing in August 2026, Mr. Solar stepped down from the Audit Committee and Mr. Colangelo was appointed to the Audit Committee. The Audit Committee met eighteen times during the fiscal year ended March 31, 2026.

Our Board of Directors has determined that each of the Audit Committee members meets the heightened Audit Committee independence requirements under NI 52-110 and Rule 10A-3 of the Exchange Act, and that James Schultz is considered an “audit committee financial expert,” as defined in applicable SEC regulations.

The Audit Committee is responsible for overseeing our financial reporting process on behalf of the Board, including overseeing the work of the independent auditors who report directly to the Audit Committee. The specific responsibilities of our Audit Committee, among others, include:

•
assisting directors to meet their oversight responsibilities;
•
enhancing communication between directors and the external auditors;
•
ensuring the independence of the external auditor;
•
increasing the credibility and objectivity of financial reports; and
•
strengthening the role of the directors by facilitating in-depth discussions among directors, management, and the external auditor.

Our Board of Directors has adopted a written charter for our Audit Committee, which is appended to this Circular as Schedule "A" and is available on our website at www.ibatterymetals.com.

Compensation Committee

During the fiscal year ended March 31, 2026, the Compensation Committee consists of Keith Solar, John Souther and Jacob Warnock, with Mr. Solar serving as Chairman of the Compensation Committee. As of the date of this Information Circular/Proxy Statement, the same three directors sit on the Compensation Committee. The Compensation Committee met nine times during the fiscal year ended March 31, 2026.

The Compensation Committee as appointed by the Board is designed to enable the Board to discharge its responsibilities and obligations with respect to:

•
overseeing the Company’s compensation and benefits policies generally;
•
evaluating senior executive performance;
•
overseeing and setting compensation for the Company’s senior executives;
•
recommending non-employee director compensation; and
•
reviewing programs and strategies, if any, with respect to human capital management.

Our Board of Directors has adopted a written charter for our Compensation Committee, which is available on our website at www.ibatterymetals.com.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended March 31, 2026, the Compensation Committee consists of Keith Solar, John Souther and Jacob Warnock. During the fiscal year ended March 31, 2026, none of these directors was an officer (as defined in Rule 3b-2 under the Exchange Act) or employee of the Company, or formerly an officer of the Company. During the fiscal year ended March 31, 2026, none of our executive officers served on the compensation committee or board of any company that employed any person that served as a member of the Compensation Committee or our Board.

Corporate Governance and Nominating Committee

During the fiscal year ended March 31, 20-26 the Corporate Governance and Nominating Committee (the “CGNC Committee”) consisted of Keith Solar, John Souther and Jacob Warnock, with Mr. Solar serving as Chairman of the CGNC Committee. As of the date of this Information Circular/Proxy Statement, the same three directors sit on the
Compensation Committee.

The CGNC Committee as appointed by the Board is designed to enable the Board to discharge its responsibilities and obligations with respect to:

•
identifying individuals believed to be qualified to become members of the Board, consistent with criteria approved by

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the Board;
•
recommending to the Board candidates for election or re-election as directors;
•
recommending to the Board members of the Board to serve on committees;
•
developing and implementing director orientation and continuing education programs;
•
develop and implement procedures to evaluate Board and Board committee performance;
•
develop, review and recommend to the Board changes to the Corporate Governance Guidelines and Code of Business Conduct and Ethics of the Company, and oversee compliance with such Guidelines and Code;
•
review (and approve if applicable) transactions presented to the Committee under the Company’s Related Party Transactions Policy; and
•
provide general oversight of the Company’s compliance program, corporate governance and significant environmental and social issues.

Our Board of Directors has adopted a written charter for our CGNC Committee, which is available on our website at www.ibatterymetals.com.

Board Meetings and Practices

During the fiscal year ended March 31, 2026, the Board held a total of fifteen meetings. Each incumbent director attended at least 75% or more of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served. During the fiscal year ended March 31, 2026, the Audit Committee met eighteen times, the Compensation Committee met nine times and the CGNC Committee met two times.

We encourage all directors to attend the annual meetings of our shareholders, but attendance is not required. Our 2025 Annual Meeting was attended by six directors.

Board Oversight of Enterprise Risk

The Board is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through the committees of the Board identified above but the full Board has retained responsibility for general oversight of risks. The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management’s assessment of risk exposures (including risks related to liquidity, credit, operations, regulatory compliance, and cybersecurity, among others), and the processes in place to monitor and control such exposures. The other committees of the Board consider the risks within their areas of responsibility. The Board satisfies its oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Related Party Transactions

The Board has adopted a written related party transactions policy, which is administered by the Audit Committee. This policy applies to any transaction or series of related transactions involving a related party and the Company or any subsidiary. However, under U.S. securities laws, the Company may not make any loan or other extension of credit to any of its directors or executive officers.

For purposes of the policy, “related party” consist of executive officers, directors, director nominees, any shareholder beneficially owning more than five percent of any class of our voting securities, and immediate family members of any such persons. In reviewing related party transactions or potential conflict of interest, the Audit Committee will be provided with written materials when appropriate and will consider all relevant facts and circumstances, including without limitation the commercial reasonableness of the terms, the benefit and perceived benefit, or lack thereof, to the Company, opportunity costs of alternate transactions, the materiality and character of the Related Party’s direct or indirect interest, and the actual or apparent conflict of interest of the Related Party. If the Audit Committee determines that the potential conflict of interest issues and other circumstances warrant, the Audit Committee shall consider recommending to the Board that the proposed transaction be approved by the independent directors.

No member of the Audit Committee may participate in any discussion, consideration, approval or ratification of a proposed related party transaction for which he or she or any of his or her immediate family members is the related party. All related party transactions will be disclosed in filings as required under applicable securities laws.

Please refer to the section below entitled “Certain Relationships And Related Party Transactions” for a discussion of the related party transactions that occurred during the fiscal year ended March 31, 2026.

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Advance Notice Provisions

Our Articles contain provisions known as “Advance Notice Provisions”, which provide that advance notice to the Company must be made and the procedures set out in the Articles must be followed for persons to be eligible for election to the Board of Directors. Nomination of persons for election to the Board of Directors may only be made at an annual meeting of shareholders or at a special meeting of shareholders called for any purpose, which includes the election of directors.

Among other things, the Advance Notice Provisions fix a deadline by which holders of record of Common Shares must submit director nominations to us prior to any annual or special meetings of shareholders and set forth

The specific information that a shareholder must include in the written notice to the Company for an effective nomination to occur. No person will be eligible for election as a director of the Company unless nominated in accordance with the provisions of the Advance Notice Provisions.

In the case of an annual meeting of shareholders, notice to us must be made not less than 30 or more than 65 days prior to the date of the annual meeting; provided, however, that if the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the 10th day following such public announcement. In the case of a special meeting of shareholders (which is not also an annual meeting), notice to us must be made not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting was made. Management is seeking to amend these timelines at the Meeting to comply with applicable U.S. securities requirements.

The Board of Directors may, in its sole discretion, waive any requirement of the Advance Notice Provisions.

Communications With the Board of Directors

The Company’s Board has adopted a formal process by which shareholders and other interested parties may communicate with the Board or any of its directors. Shareholders and other interested parties who wish to communicate with the Board may do so by sending written communications addressed to the Secretary of International Battery Metals Ltd. at 12 Greenway Plaza, Suite 1100. Houston, Texas 77046 or P.O. Box, Houston, TX 77227. Each communication must set forth the name and address of the interested party or the Company shareholder on whose behalf the communication is sent and the number of Company shares that are owned beneficially by such shareholder as of the date of the communication. Each communication will be reviewed by the Company’s Secretary to determine whether it is appropriate for presentation to the Board or relevant directors. Communications determined by the Company’s Secretary to be appropriate for presentation to the Board or any relevant directors are submitted to the Board or relevant directors on a periodic basis.

Code of Conduct and Code of Ethics

We have adopted a written Code of Business Conduct and Ethics (the “Code”) that applies to all of our directors, officers, and employees, including our Chief Executive Officer, Chief Financial Officer and Controller. The Code addresses, among other things, conflicts of interest, related party transactions, compliance with laws and regulations, protection and proper use of corporate opportunities, protection and proper use of corporate assets, confidentiality of corporate information, fair dealing with customers, suppliers, competitors and employees, insider trading, whistle blowing, honest and ethical conducts, and integrity of business records and financial disclosure. The Code includes provisions applicable to our senior financial officers designated to promote honest and ethical conduct, accurate and timely disclosure in our periodic reports, and compliance with applicable laws, rules, and regulations. . Any waivers of the Code for our executive officers or directors must be approved by the Board of Directors and will be promptly disclosed. The Code is available on our website at www.ibatterymetals.com, under the Investor Relations—Governance section. We intend to disclosure any amendments to or waivers of the Code on our website within four business days following the date of the amendment or waiver.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of ownership and changes in ownership of our Common Shares. Executive officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based on the review of copies of such reports furnished to us and written representations that no other reports were required, we believe that, during fiscal 2026, our executive officers, directors and greater than 10% beneficial owners timely complied with all Section 16(a) filing requirements applicable to them, except that EV Metals VI LLC, EV Metals 7 LLC and

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EV Metals 9 LLC, entities controlled by our director, Jacob Warnock, filed their Form 3 late due to an administrative error.

Orientation and Continuing Education

While the Company currently has no formal program to orient new directors to the role of the Board, its committees and the nature and operation of the Company's business, it has been the Company's practice for new directors to be thoroughly briefed by management of the Company and to be provided the opportunity to discuss with management, both formally and informally, the Company's activities. New directors are provided with copies of relevant policies and similar materials to ensure that they are familiarized with the Company and its business as well as the procedures of the Board.

The Corporate Governance and Nominating Committee has responsibility for overseeing development of any orientation programs for new directors. Although the Company does not have a formal program for the continuing education of directors, the Board ensures that its directors maintain the skills and knowledge necessary to meet their obligations as directors of the Company by scheduling presentations to the Board from time to time to educate directors and keep them informed of developments within the Company and of disclosure and governance requirements and standards.

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EXECUTIVE OFFICERS

The following table sets forth our executive officers as of the date of this Information Circular/Proxy Statement and their respective positions.

Name	Age	Position
James Garrett Galloway	39	Interim Chief Executive Officer and Senior Vice President of Corporate Development
Michael Rutledge	56	Chief Financial Officer
Dr. John Burba	74	Chief Technology Officer, Founder and Chairman
Norma Garcia	59	General Counsel, Corporate Secretary

James Garrett Galloway, Interim Chief Executive Officer and Senior Vice President of Business Development

Mr. Galloway has served as our Senior Vice President of Business Development since May 2025 and became Interim Chief Executive Officer on the resignation of Joseph Mills on September 19, 2026. He has over 15 years of experience in the energy industry including multiple finance positions, mergers and acquisitions, complex transactions, and debt and equity capital markets. Prior to IBAT, Mr. Galloway was Vice President of Finance at QuarterNorth Energy, where he worked in various roles from August 2021 until May 2024 and played a key role in establishing the Company's strategy and its successful divestiture to Talos Energy (NYSE: TALO), which ultimately returned approximately $1.9 billion in capital to shareholders. Prior to that, he served in various finance and corporate roles at Fieldwood Energy LLC from August 2013 until August 2021. Prior experience includes increasing finance and corporate roles at Midstates Petroleum and Dynamic Offshore Resources. He began his career in the energy group of BOK Financial focused on reserved based lending and corporate banking needs of upstream oil and gas clients. Mr. Galloway has a bachelor's degree in business and finance from the University of Alabama.

Michael Rutledge, Chief Financial Officer

Mr. Rutledge joined us as our Interim Chief Financial Officer in March 2025 and then as our Chief Financial Officer in June 2025. From September 2021 to October 2024, Mr. Rutledge served as Chief Financial Officer, President of ADDvantage Technologies Group. From 2015 to 2020, Mr. Rutledge served as Vice President, Finance at SomnoMed Group prior to spending two years as the Chief Financial Officer at BG Staffing, where he played a key role in taking the company public and raising $16 million. Prior to that. he spent three years as Vice President of Finance with Cantel Medical Corporation, a publicly owned manufacturer of medical products, which acquired Byrne Medical, Inc., where he was the Chief Financial Officer. He joined Byrne Medical from N.F. Smith & Associates, a privately owned distributor of electronic components, where he spent four years as the Chief Financial Officer. Mr. Rutledge began his career at Ernst & Young, where he spent 12 years ultimately as Senior Audit Manager and was involved in several IPOs. Mr. Rutledge is a CPA in the State of Texas and holds a Bachelor of Business Administration in Accounting from Texas A&M University.

Dr. John Burba, Chief Technology Officer

Dr. Burba joined us in 2018 in connection with our acquisition of NAL and SAL which he founded in 2016. Dr. Burba served as our Chief Executive Officer from 2018 until December 2022, our Chief Technology Officer from 2018 through present and a member of our Board since 2018. In November 2024, Dr. Burba was appointed as Chairman of the Board. Dr. Burba is a physical chemist and has deep experience in lithium and other mineral extraction technologies and created the patents upon which our current technology is based. He has more than 40-years of experience working on a number of lithium brine projects in North and South America, notably with Dow Chemical Co., FMC Corp., and Chemtura Corp. Dr. Burba served as CEO of Simbol Materials, a company focused on the recovery of lithium from geothermal brines in Southern California from 2013 to 2016. Under his leadership, Simbol Materials successfully developed a proprietary process capable of producing low cost, high-purity lithium products from brines that were previously believed to be too high in contaminants to be economically processed. Prior to that, Dr. Burba served as Chief Technology Officer and Executive Vice President of Molycorp Inc. since December 2009, where he was instrumental in identifying and developing numerous rare earths technologies as part for the Project Phoenix re-development of the Mountain Pass facilities. Dr. Burba received a Bachelor of Science in Chemistry and completed doctoral studies in Physical Chemistry at Baylor University.

Norma Garcia, General Counsel and Corporate Secretary

Ms. Garcia serves as our General Counsel and Corporate Secretary since November 2024. She has over 20 years of extensive legal and executive leadership experience with publicly traded companies, having held senior roles overseeing corporate governance, human resources, risk management, and contract management. Her background includes serving as

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General Counsel, Corporate Secretary and Chief Human Resource Officer with Stryve Foods (NASDAQ: SNAX), Vice President and Assistant General Counsel with oversight of legal, compliance, employment, and risk management matters with Rent-A-Center (NASDAQ: UPBD), and Assistant General Counsel at WalMart (NYSE: WMT), where she managed compliance, litigation, real estate, and labor and employment issues. She began her legal career as an Assistant District Attorney in Texas, where she served as Chief of Domestic Violence and prosecuted numerous jury trials. Ms. Garcia received her Juris Doctor degree from Oklahoma City University School of Law.

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EXECUTIVE COMPENSATION

As an emerging growth company under the JOBS Act, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act, which permit us to limit reporting of executive compensation to our principal executive officer and our two other most highly compensated executive officers.

The following table contains compensation data for our named executive officers for the fiscal years ended March 31, 2026 and 2025. In this section, “Named Executive Officer” or “NEO” means (i) all individuals serving as the our principal executive officer or acting in a similar capacity during the last completed fiscal year (ii) each of the two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officer of us at March 31, 2026 and 2025 and whose total salary and bonus exceeds $100,000, and (iii) up to two additional individuals for whom disclosure would have been provided under clause (ii) except that the individual was not serving as an executive officer of us at March 31, 2026 and 2025. For the 2026 and 2025 fiscal year, our NEOs are as follows:

•
Joseph Mills, Former Chief Executive Officer
•
Iris Jancik, Former Chief Executive Officer
•
Michael Rutledge, Chief Financial Officer
•
Dr. John Burba, Chief Technology Officer

Iris Jancik served as Chief Executive Officer until April 7, 2025.

Summary Compensation Table

The following table sets forth all compensation paid to or earned by the NEOs for the last two fiscal years ended March 31, 2026 and March 31, 2025.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
Joseph Mills, Chief Executive Officer(3)	2026	520,833	1,995,824	(8)	—	150,000	—		2,666,657
Iris Jancik, Former Chief Executive Officer(4)	2026	18,334	—		—	—	725,000	(9)	743,334
	2025	370,385	2,916,634	(7)	1,442,988	—	—		4,730,007
Michael Rutledge, Chief Financial Officer(5)	2026	291,667	1,037,476	(8)	—	60,000	71,960	(10)	1,461,103
	2025	—	—		—	—	26,460	(10)	26,460
Dr. John Burba, Chief Technology Officer(6)	2026	265,000	129,353		—	—	—		394,353
	2025	221,667	126,689		—	—	—		348,356

(1)
Represents the aggregate grant date fair value computed in accordance with ASC Topic 718. These amounts reflect the Company’s calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the NEO. Assumptions used in the calculation of these amounts are included in Note 11 to the Company’s audited consolidated financial statements for the fiscal years ended March 31, 2024, which are included elsewhere in this annual report.
(2)
The amounts in this column reflect the amounts earned during the fiscal year, whether or not actually paid during such year.
(3)
Mr. Mills was appointed as our Chief Executive Officer on April 7, 2025 and resigned effective September 19, 2026.
(4)
Ms. Jancik served as our Chief Executive Officer from August 11, 2024, until April 7, 2025.
(5)
Mr. Rutledge was appointed our Chief Financial Officer on June 2, 2025. Prior to his employment with us, Mr. Rutledge provided services as the Interim Chief Financial Officer pursuant to a contract between us and a third party consulting firm.
(6)
Dr. John Burba is also a member of the Board of Directors. The table above reflects the compensation paid to Dr. Burba for his service as Chief Technology Officer as well as the $126,689 RSUs granted in 2025 as compensation for his role as a director.
(7)
The performance metrics of PSU awards with a fair market value of $1,842,526 were deemed not probable in accordance with ASC Topic 718 and therefore no amounts were initially accrued but are included in this table. PSUs are either earned at 100% or not earned at all based on Company’s achievement on the relevant performance metric. As discussed below, in connection with Ms. Jancik’s termination all outstanding PSU awards and stock options were forfeited.

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(8)
Of the amounts reflected in this column, PSU awards with a fair market value of an aggregate of $1,247,606 for Mr. Mills and $713,530. for Mr. Rutledge were deemed not probable in accordance with ASC Topic 718 and therefore no amounts have been accrued in our financial results, however, in accordance with Item 402 of Regulation S-K are included in this table. These PSUs will be earned and vest based upon the following metrics:

Performance Metric/Vesting Schedule
	Joseph Mills		Michael Rutledge
	# of RSUs	Grant Date Fair Value	# of RSUs	Grant Date Fair Value
Upon completion of the building and deployment of two additional MDLE plants	2,000,000	$772,636	675,000	$492,379
Upon listing on a major stock exchange	500,000	49,429	300,000	29,658
Performance based upon EBITDA
50% upon achievement of an aggregate EBITDA of US $25 million in any four fiscal quarter period	2,152,262	212,770	968,518	95,747
50% achievement of an aggregate EBITDA of US $50 million in any four fiscal quarter period	2,152,263	212,770	968,518	95,747
TOTAL	6,804,525	$1,247,605	2,912,036	$713,531

(9)
Ms. Jancik received these payments as a part of her severance agreements.
(10)
Amounts represent the amounts that Mr. Rutledge earned while working at the Company as a contractor. The Company paid the third party $136,724 and $50,274 in total during the fiscal years 2026 and 2025, respectively, related to Mr. Rutledge's tenure as Interim Chief Financial Officer.

Compensation Discussion and Analysis

Our Compensation Philosophy

The Company's executive compensation program (the “Compensation Program”) is comprised of both base salary, and long-term incentives. Together, these components support the Company's long-term growth strategy and the following objectives:

•
to align executive compensation with the interests of shareholders of the Company;
•
to attract and retain highly qualified management;
•
to focus performance by linking incentive compensation to the achievement of business objectives and financial results; and
•
to encourage retention of key executives for leadership succession.

The Compensation Program is designed to reward high performance, to retain and motivate key employees, consultants, directors, and NEOs, and to promote an environment where such individuals are motivated to act in the best interests of the Company. These individuals are awarded for efforts directly related to the advancement of the Company's business and technology, as well as, delivering strong shareholder return performance.

The Compensation Committee meets regularly to assess the current compensation paid to key-employees, directors, NEOs, and consultants of the Company, and provides recommendations based on the realized growth of the Company. As the Company's business strategy is unique with respect to the Company's advancement of its modular direct lithium extraction technology, its ability to benchmark its compensation paid to such key- employees, directors, NEOs and consultants is limited.

Elements of Compensation

The compensation of the Company’s executive officers includes two major components: (i) a base fixed amount of salary, and (ii) long-term equity incentives granted from time to time under the 2025 Omnibus Equity Incentive Plan.

The compensation paid to the NEOs for the year ended March 31, 2026, is summarized above in the “Summary Compensation Table.”

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Base Salary

Base salary is compensation for discharging job responsibilities and reflects the level of skills and capabilities demonstrated by the executive. Annual salary adjustments take into account the market value of the role and the executive's demonstration of performance against defined metrics year over year.

Long-Term Incentives

On December 17, 2025, Shareholders approved the adoption of the 2025 Omnibus Incentive Plan (the “Plan”) which replaced the Company’s prior Stock Option Plan and Restricted Share Unit Plan. Pursuant to the Plan, the Company is able to issue share-based long-term incentives. All directors, officers, employees and consultants of the Company and/or its subsidiaries (collectively, the “Service Providers”) are eligible to receive awards under the Plan, other than any person who is, or is an associate or affiliate of, a beneficial owner of more than 10% of the Common Shares. The purpose of the Plan is to (i) develop the interest of Service Providers in the growth and development of the Company by providing such persons with the opportunity to acquire a proprietary interest in the Company; (ii) attract and retain valuable Service Providers to the Company with a competitive compensation mechanism; and (iii) align the interests of the participants with those of Shareholders by devising a compensation mechanism which encourages the prudent maximization of value creation for Shareholders and long-term growth.

The types of awards available under the Plan include options (“Options”), restricted share awards (“RSAs”), restricted share units (“RSUs”), performance share units (“PSUs”), deferred share units (“DSUs”), stock appreciation rights (“SARs”) and dividend-equivalent rights (collectively, “Awards”). The Plan has replaced the Company’s Rolling 10% Incentive Share Option Plan (the “Prior Option Plan”), under which there were 1,300,000 Common Shares reserved for issuance pursuant to Options outstanding as of the date of this Information Circular/Proxy Statement (the “Prior Options”), and the Company’s Amended and Restated Restricted Share Unit Plan (the “Prior RSU Plan”), under which there were 2,516,667 Common Shares reserved for issuance pursuant to unvested RSUs outstanding as of the date of this Information Circular/Proxy Statement (the “Prior RSUs”). The maximum number of Common Shares available and reserved for issuance, at any time, under the Plan, together with any other security-based compensation arrangements adopted by the Company, including the Prior Option Plan and the Prior RSU Plan, shall not exceed 20% of shares outstanding on December 17, 2025, and therefore the number of Common Shares available under the Plan is 43,058,439 Common Shares.

The following is a summary of the key terms of the Plan:

Purpose

To attract and retain key talent who are necessary or essential to the Company’s success, image, reputation or activities. It also allows the Company to reward key talent for their performance and greater align their interests with those of the Company’s shareholders.

Eligible Participants

Any bona fide employee, officer, director, or bona fide consultant of the Company or any of its subsidiaries or parent companies is a “Service Provider” and considered eligible to be selected to receive an Award under the Plan, other than any person who is, or is an associate or affiliate of, a beneficial owner of more than 10% of the Common Shares.

Award Types

Options, Restricted Share Awards (RSAs), Restricted Share Units (RSUs), Performance Share Units (PSUs), Deferred Share Units (DSUs), Stock Appreciation Rights (SARs) and Dividend-Equivalent Rights—each an “Award”. RSUs, PSUs and DSUs shall be collectively referred to as “Share Units”.

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Options

The Plan will replace the Existing Option Plan. Once the Plan is approved, no further Options will be granted under the Existing Option Plan and all outstanding Existing Options will continue to be governed by the Existing Option Plan, while new Options to be granted will be governed by the Plan.

The exercise price for each Option shall be established in the discretion of the Board, which shall not be less than the fair market value of a Common Share on the effective date of grant of the Option. With the approval of the Board, a participant may elect to exercise a Option, in whole or in part, on a ‘cashless exercise’ (“Cashless Exercise”) basis or a ‘net exercise’ (“Net Exercise”) basis. In connection with a Cashless Exercise of Options, a brokerage firm will loan money to a participant to purchase Common Shares underlying the Options and will sell a sufficient number of Common Shares to cover the exercise price of the Options in order to repay the loan made to the participant and the participant retains the balance of the Common Shares. In connection with a Net Exercise of Options, a Participant would receive Common Shares equal in value to the difference between the Option price and the fair market value of the Common Shares on the date of exercise, computed in accordance with the Plan.

Restricted Share Awards

The Board may grant RSAs pursuant to which Common Shares are issued in consideration for services to the Company rendered by the Participant. Restricted Share Awards may be subject to vesting conditions based on such service or performance criteria as the Board specifies, including the attainment of one or more performance goals. RSAs may not be transferred by the Participant. Unless otherwise provided by the Board, a Participant will forfeit any restricted shares as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. The Board may impose limitations or restrictions on a participant’s right to vote or receive any dividends on restricted shares underlying the RSAs.

Restricted Share Units and Performance Share Units

The Plan will replace the Existing RSU Plan. Once the Plan is approved, no further RSUs will be granted under the Existing RSU Plan and all outstanding Existing RSUs will continue to be governed by the Existing RSU Plan, while new RSUs to be granted will be governed by the Plan.

RSUs represent rights to receive Common Shares on a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of RSUs or the Common Shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. The Board may grant RSU awards subject to the attainment of one or more performance goals (i.e., PSUs), or may make the awards subject to vesting conditions similar to those applicable to RSAs. RSUs may not be transferred by the participant. Unless otherwise provided by the Board, a participant will forfeit any RSUs which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to RSU awards until Common Shares are issued in settlement of such awards. However, the Board may grant RSUs that entitle their holders to dividend-equivalent rights, which are rights to receive cash or additional RSUs whose value is equal to any cash dividends the Company pays. Dividend-equivalent rights will be subject to the same vesting conditions and settlement terms as the original RSU award.

Deferred Share Units

The Board may grant to non-employee members of the Board DSUs, which may have all of the rights and restrictions that may be applicable to RSUs or PSUs, except that the DSUs may not be redeemed until the participant has ceased to hold all offices, employment and directorships with the Company and its affiliates.

Stock Appreciation Rights

The Board may grant Stock Appreciation Rights either in tandem with a related Option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the Option holder to elect between the exercise of the underlying option for Common Shares or the surrender of the Option and the exercise of the related Stock Appreciation Right. A Tandem SAR is exercisable only at the time and only to the extent

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that the related Option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Board. The exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option, and the exercise price per share subject to a Freestanding SAR shall be not less than the fair market value of a Common Share on the effective date of grant of the SAR.

Upon the exercise of any SAR, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying Common Shares as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in Common Shares whose fair market value on the exercise date equals the payment amount. At the Board’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or Common Shares.

Dividend-Equivalent Rights

The Board may grant RSUs or PSUs that entitle their holders to dividend-equivalent rights, which are rights to receive cash or additional RSUs and/or PSUs whose value is equal to any cash dividends the Company pays. Dividend equivalent rights will be subject to the same vesting conditions and settlement terms as the original Award. The Board may grant dividend-equivalent rights with respect to other share-based Awards that will be subject to the same vesting conditions and settlement terms as the original Award.

Establishing Value of Awards

The Board will establish the exercise price at the time each Option Award is granted and the fair market value at the time each other type of Award is granted. The Plan provides that the exercise price and fair market value shall be calculated based on the volume weighted average price for the five days preceding the date of the grant of the Award subject to compliance with the minimum pricing requirements of the Exchange.

Share Reserve

The maximum number of Common Shares for issuance under the Plan, together with any other security-based compensation arrangements adopted by the Company, including the Existing Option Plan and the Existing RSU Plan, shall not exceed 20% of the issued and outstanding Common Shares on the Effective Date.

Agreements with NEOs

Agreements with Messrs. Rutledge and Galloway

During the fiscal year ended March 31, 2026 we were parties to employment agreements with Mr. Michael Rutledge to serve as our Chief Financial Officer (the “Rutledge Employment Agreement”) and Mr. James Garrett Galloway to serve as SVP Corporate Development (the “Galloway Employment Agreement” and collectively with the Rutledge Employment Agreement, the “Employment Agreements”). Each of the Rutledge Employment Agreement and the Galloway Employment Agreement has an initial two-year term and each automatically renews each year thereafter for a period of one year (“Renewal Date”), provided, neither party has provided written notice within 60 days of the Expiration Date or the Renewal Date, as the case may be, of such party’s intention to terminate such employment agreement. Each executive is eligible to participate in all benefit plans and programs made available by us for our employees, including participation in bonus and incentive compensation plans and programs established for officers and directors of the Company on terms determined by the Board.

Each of the Employment Agreements, as amended, entitles the executive to: (i) an annual base salary subject to annual review by the CGNC Committee ($350,000 in the case of Mr. Rutledge and $300,000 in the case of Mr. Galloway) and (ii) the ability to participate in the Company’s annual bonus program based on the Company’s financial performance and the Board’s assessment of the executive’s individual performance with a target bonus equal to a specified percentage of his annual base salary (60% in the case of Mr. Rutledge and 50% in the case of Mr. Galloway).

Equity Awards. On November 4, 2025, we entered into an amendment to each of the Rutledge Employment Agreement and the Galloway Employment Agreement pursuant to which the parties clarified the terms of various equity awards that had been required to be issued pursuant to the initial agreement (which had not yet been issued). As amended, the Employment Agreements provide for specific equity awards as set forth below:

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Type of Award	Performance Metric/Vesting Schedule	Michael Rutledge	James Garrett Galloway
Time-Based RSU	First Anniversary of Employment	450,000	400,000
PSU	Upon completion of the building and deployment of two additional MDLE plants	900,000	800,000
PSU	Upon listing on a major stock exchange	300,000	200,000
PSU	To be Granted on Feb 7, 2027 and vesting based on production (the “Production Award”)	0.25% Fully Diluted Outstanding Common Shares at the time of grant	0.20% Fully Diluted Outstanding Common Shares at the time of grant
PSU	•50% upon achievement of an aggregate EBITDA of US $25 million in any four fiscal quarter period	0.45% of Fully Diluted Outstanding Common Shares at the time of grant	0.40% of Fully Diluted Outstanding Common Shares at the time of grant
	•50% achievement of an aggregate EBITDA of US $50 million in any four fiscal quarter period
PSU	•50% upon achievement of market capitalization of US $750 million (based upon 60-day VWAP)	0.25% of Fully Diluted Outstanding Common Shares at the time of grant	0.20% of Fully Diluted Outstanding Common Shares at the time of grant
	•50% upon achievement of market capitalization of US $1.5 billion (based upon 60-day VWAP)

In addition, each of Mr. Rutledge and Mr. Galloway will be entitled to anti-dilution protection with respect to each of the equity awards that are based upon a percentage of Fully Diluted Common Shares.

Upon a Change of Control, a cash payment equal to (i) a specified percentage (0.45% in the case of Mr. Rutledge and 0.40% in the case of Mr. Galloway) of the Company’s then issued and outstanding shares multiplied by the fair market value of all consideration paid (cash or securities) to shareholders in connection with the Change in Control divided by the number of the Company’s then issued and outstanding shares immediately prior to the Change in Control and (ii) to the extent that Production Award has not been issued, an additional cash bonus equal to a specific percentage (0.25% in the case of Mr. Rutledge and 0.20% in the case of Mr. Galloway) of the Company’s fully diluted outstanding Common Shares immediately prior to the Change in Control multiplied by the fair market value of all consideration paid (cash or securities) to shareholders in connection with the Change in Control.

Termination and Change of Control Benefits. Under both the Rutledge Employment Agreement and the Galloway Employment Agreement, in the event that either executive’s employment is terminated by the Company for cause or if the executive terminates his employment without good reason, the executive is entitled to receive: (i) accrued but unpaid base salary, bonus, expense reimbursement and other accrued benefits; (ii) reimbursement for unreimbursed business expenses properly incurred; and (iv) such employee benefits (including equity compensation) to which the executive may have been entitled under an applicable award agreement or benefit plan as of the termination date ((i) through (iv) collectively referred to as “Accrued Amounts”).

Under both the Rutledge Employment Agreement and the Galloway Employment Agreement, in the event that employment is terminated by such executive for good reason or by the Company without cause, the executive is entitled to: (i) the Accrued Amounts; (ii) his then base salary for a specific number of months (10 months in the case of Mr. Rutledge and 10 months in the case of Mr. Galloway), to be paid in periodic installments; (iii) any unpaid bonus with respect to any calendar year preceding the year in which the termination occurs, plus a pro rata portion of his annual bonus as determined by the Board; (iv) reimbursement of premiums for health insurance continuation benefits for a specific number of months (10 months in the case of Mr. Rutledge and 10 months in the case of Mr. Galloway) following his termination; (v) acceleration of vesting of all time based RSUs; and (vi) subject to the actual achievement of the performance-based vesting conditions, continued vesting of any performance-based RSUs that would have vested during the 12 month period following the termination date had such employment continued ((i) through (vi) collectively referred to as the “Separation Benefits”).

In the event the Company terminates either Mr. Rutledge’s or Mr. Galloway's employment without cause or such executive terminates his employment for good reason two and one-half months prior to a Change of Control or within 12 months following a change in control, the executive would be entitled to the Separation Benefits, except that the base salary

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would be paid in a single lump sum within 30 days of such termination. The Employment Agreements define “Change of Control” to mean: (i) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act becomes the “beneficial owner”, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting securities; (ii) consummation of a merger or consolidation of the Company with any other entity or the issuance of voting securities in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary thereof) pursuant to applicable exchange requirements, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of either of the then outstanding shares of Common Share or the combined voting power of the Company’s then outstanding voting securities; or (iii) the consummation of the sale, lease or disposition by the Company of all or substantially all of the Company’s assets (or any transaction or series of transactions within a period of twelve (12) months ending on the date of the last sale or disposition having a similar effect).

Each of the Rutledge Employment Agreement and the Galloway Employment Agreement provide that the executive is subject to a one-year non-compete covenant following termination of his employment anywhere in the United States or any other country which the Company operates, regardless of whether the termination is voluntary or involuntary. Each executive is also subject to a one-year non-solicitation covenant following termination of his employment, regardless of whether the termination is voluntary or involuntary.

Interim CEO Letter Agreement. In connection with his appointment as Interim CEO, the Company entered in a letter agreement with Mr. Galloway, effective as of July 26, 2026, which provided Mr. Galloway a monthly bonus of $8,333.33 for each month that he served as Interim CEO. All other provisions of his employment agreement remained the same.

Dr. John Burba, Chief Technology Officer

On June 26, 2018, we entered into an executive employment agreement with Dr. John Burba. Pursuant to the employment agreement, Dr. Burba was hired as our Chief Executive Officer, with a term commencing on June 26, 2018, for an indefinite term unless terminated on account of his death, resignation or disability or terminated by us for cause or without cause (the “Dr. Burba Employment Agreement). Dr. Burba served as our Chief Executive Officer from June 26, 2018, and then assumed the role of Chief Technology Officer on July 26, 2023. In accordance with the Dr. Burba Employment Agreement, he is entitled to an annual base salary of $200,000 (subject to annual review by the CGNC Committee) and is eligible to participate in all benefit plans and programs made available by us for our employees, including participation in bonus and incentive compensation plans and programs established for officers and directors of the Company on terms determined by the Board.

Termination and Change of Control Benefits. Pursuant to the Dr. Burba Employment Agreement, in the event that Dr. Burba’s employment is terminated as a result of death, disability or for cause, he would be entitled to accrued salary, benefits and vacation, including the then unused accrued vacation (the “Dr. Burba Accrued Benefits”), up to and including the date of termination in a single lump sum within 30 days of such termination.

Pursuant to the Dr. Burba Employment Agreement, if the Company terminates Dr. Burba’s employment without cause or if Dr. Burba terminates his employment for good reason, and such termination does not occur within the 24-month period following a change of control, Dr. Burba will be entitled to: (i) the Dr. Burba Accrued Benefits in a single lump sum and (i) an amount equal to Dr. Burba’s target bonus amount.

Pursuant to the Dr. Burba Employment Agreement, if, during the 24-month period following a change of control, the Company terminates Dr. Burba’s employment without cause or Dr. Burba terminates his employment for good reason, Dr. Burba will be entitled to: (i) the Dr. Burba Accrued Benefits in a single lump sum within 30 days of such termination, (ii) a lump sum payment in an amount equal to his base salary at the time of such termination, payable in a lump sum, as well as continuation of his base salary for a period of one year following such termination, and (iii) a lump sum payment in an amount equal to two times his target bonus amount, payable in lump sum.

Dr. Burba is subject to a one-year non-compete covenant following termination of his employment anywhere in North America, Central America, South America, Asia and Australia, regardless of whether the termination is voluntary or involuntary. He is also subject to a one-year non-solicitation covenant following termination of his employment, regardless of whether the termination is voluntary or involuntary.

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Joseph Mills, Former CEO

During the fiscal year ended March 31, 2026, we were party to an employment agreement with Mr. Joseph Mills to serve as our Chief Executive Officer (the “Mills Employment Agreement”). The Mills Employment Agreement had an initial three-year term and automatically renewed each year thereafter for a period of one year(“Renewal Date”), provided, neither party had provided written notice within 60 days of the Expiration Date or the Renewal Date, as the case may be, of such party’s intention to terminate such employment agreement. Mr. Mills was eligible to participate in all benefit plans and programs made available by us for our employees, including participation in bonus and incentive compensation plans and programs established for officers and directors of the Company on terms determined by the Board.

On November 4, 2025, we entered into amendment to the Mills Employment Agreement pursuant to which the parties clarified the terms of various equity awards that had been required to be issued pursuant to the initial agreement (which had not yet been issued). In addition, Mr. Mills agreed to forego a portion of his salary until July 31, 2026 in exchange for additional equity.Mr. Mills was entitled to: (i) an annual base salary subject to annual review by the CGNC Committee of $500,000, which increased to $600,000 starting August 1, 2026 and (ii) the ability to participate in the Company’s annual bonus program based on the Company’s financial performance and the Board’s assessment of the executive’s individual performance with a target bonus equal to 100% of his annual base salary. In addition, the Employment Agreement, as amended provided for specific equity awards to Mr. Mills, the unvested portions of which were forfeited in connection with his July 19 2026 resignation.

Termination and Change of Control Benefits. Under the Mills Employment Agreement, in the event that Mr. Mills had been terminated by the Company for cause or if the executive terminated his employment without good reason, the executive would have been entitled to receive: (i) accrued but unpaid base salary, bonus, expense reimbursement and other accrued benefits; (ii) reimbursement for unreimbursed business expenses properly incurred; and (iv) such employee benefits (including equity compensation) to which the executive may have been entitled under an applicable award agreement or benefit plan as of the termination date ((i) through (iv) collectively referred to as “Accrued Amounts”). In addition, in the event that Mr. Mills’ employment had been terminated by such executive for good reason or by the Company without cause, Mr. Mills would have been entitled to: (i) the Accrued Amounts; (ii) his then base salary for 12 months, to be paid in periodic installments; (iii) any unpaid bonus with respect to any calendar year preceding the year in which the termination occurs, plus a pro rata portion of his annual bonus as determined by the Board; (iv) reimbursement of premiums for health insurance continuation benefits for 12 months following his termination; (v) acceleration of vesting of all time based RSUs; and (vi) subject to the actual achievement of the performance-based vesting conditions, continued vesting of any performance-based RSUs that would have vested during the 12 month period following the termination date had such employment continued((i) through (vi) collectively referred to as the “Separation Benefits”).

In the event the Company terminates either Mr. Mills’ employment without cause or such executive terminates his employment for good reason two and one-half months prior to a Change of Control or within12 months following a change in control, the executive would be entitled to the Separation Benefits, except that the base salary would be paid in a single lump sum within 30 days of such termination. The Mills Employment Agreement used the same definition of “Change of Control” as was used in the Rutledge Employment Agreement.

As Mr. Mills resigned he did not receive any severance or other payments from the Company and forfeited all unvested equity following his 60 days notice period.

Iris Jancik, Former CEO

On April 11, 2025, we entered into a Severance and General Release Agreement (the “Jancik Severance Agreement”) with Ms. Jancik. Pursuant to the Jancik Severance Agreement, Ms. Jancik and the Company agreed that her employment would be terminated effective April 11, 2025 and that in connection with such termination she would be entitled to receive, in lieu of the amounts and benefits set forth in the Jancik Employment Agreement, (i) $800,000 to be paid in three periodic installments over a four-month period and (ii) continued health and medical benefits for a period of six months following the date of termination. In exchange, Ms. Jancik agreed to (i) forfeit all vested and unvested stock options and vested and unvested RSUs, (ii) provide a customary general release and waiver of any and all claims relating to her employment with Company, (iii) a twelve-month non-compete for anywhere in the United States and in all other countries where the Company operates through license of its intellectual property or otherwise and (iv) a twelve-month non-solicitation of any of the Company’s employees or independent contractors and any current, former or prospective customers of the Company with whom Ms. Jancik had contact with during her employment.

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Offer Letter

Norma Garcia, General Counsel

On October 13, 2024, we entered into an offer letter with Ms. Garcia (the “Garcia Offer Letter”) pursuant to which Ms. Garcia is entitled to receive (i) an annual base salary of $265,000 which will increase to $300,000 following completion of 12 months of continuous employment, (ii) Stock Options to purchase up to 400,000 Common Shares (iii) an award of 100,000 RSUs and (iv) a discretionary performance bonus to be determined by the CEO and the Board.

Termination and Change of Control Benefits. Under the Garcia Offer Letter, in the event that Ms. Garcia’s employment is terminated by the Company without cause or by Ms. Garcia for good reason following a change in control event, Ms. Garcia will be entitled to (i) her then base salary for 12 months to be paid in periodic installments in accordance with the Company’s customary payroll, (ii) acceleration of vesting of all Stock Options granted to Ms. Garcia and (iii) a continuation of all medical, dental and retirement plans including 401k plan for a period of 12 months following her termination.

Termination and Change of Control Benefits

As of March 31, 2026, Mr. Mills, Mr. Rutledge, Mr. Galloway, Dr. Burba, and Ms. Garcia were the only NEOs who had an effective employment agreement or offer letter with the Company. The effective dates, entitlements upon a termination without cause or by the executive for good reason and termination following a change of control pursuant to such employment agreement, offer letter or in the case of Ms. Jancik, the Jancik Severance Agreement are as described above under the agreement with each executive.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth outstanding equity awards for the NEOs as of the end of the fiscal year ended March 31, 2026.

	Option Awards					Restricted Stock Units
	Number of Securities Underlying Unexercised Options (#)			Equity Incentive Plan Awards
Name	Exerciseable	Unexerciseable		Option Exercise Price (CAD$)	Option Expiration Date	Number of RSUs Not Vested (#)		Market Value RSUs Not Vested (CAD$)	RSUs not Vested and Unearned (#)		RSUs not Vested and Unearned (CAD$)
Joseph Mills	—	—		—		1,000,000	(2)	550,000	2,000,000	(7)	1,100,000
	—	—		—		2,087,683	(3)	281,837	2,152,262	(8)	212,368
									4,304,525	(9)	581,111
	—	—		—		—		—	500,000	(10)	67,500
Michael Rutledge	—	—		—		450,000	(4)	337,500	900,000	(7)	675,000
	—	—		—		—		—	1,076,131	(8)	106,184
									1,937,036	(9)	261,500
	—	—		—		—		—	300,000	(10)	40,500
Norma Garcia	200,000	200,000	(1)	0.50	2/12/2030	66,667	(5)	36,000	—		—
Dr. John Burba	300,000	—		1.12	5/3/2028	1,149,954	(6)	178,243	—		—

(1)
Represents 200,000 Stock Options held by Ms. Garcia which will vest on the second anniversary of the grant date.
(2)
The 1,000,000 RSUs held by Mr. Mills vested on July 1, 2026.
(3)
The 2,087,683 RSUs held by Mr. Mills forfeited on September 19, 2026.
(4)
The 450,000 RSUs held by Mr. Rutledge vested on June 2, 2026.
(5)
Originally 100,000 RSUs held by Ms. Garcia vesting over a three-year period, with one-third of the RSUs vesting on each subsequent anniversary of the grant date.
(6)
Represents 1,149,954 RSAs held by Dr. Burba that will vest on December 31, 2026.
(7)
These RSUs vest upon completion of and deployment of two additional Direct Lithium Extraction Plants, subject to the terms of the associated Restricted Share Unit Agreement.
(8)
50% of these RSUs shall vest upon the Issuer achieving a $750 million market capitalization over a 60 day volume weighted average trading price and the remaining 50% shall vest upon the Issuer achieving $1.5 billion market capitalization over a 60 day volume weighted average trading price.

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(9)
50% of these RSUs shall vest upon the Issuer achieving an annualized EBITDA of $25 million and the remaining 50% shall vest upon the Issuer achieving an annualized EBITDA of $50 million.
(10)
These RSUs will vest in full 60 days following the Issuer's successful listing on a major stock exchange.

Incentive Plan Awards – Value Vested or Earned during the Year

The following table sets forth the value vested or earned during the year of option-based awards, share-based awards and non-equity incentive plan compensation paid to NEO during the financial year ended March 31, 2026 and is presented to comply with Canadian securities laws.

Name	Option-based awards - Value vested during the year ($)	Share-based awards - Value vested during the year ($)	Non-equity incentive plan compensation - Value earned during the year ($)
Joseph A. Mills	N/A	N/A	N/A
Michael Rutledge	N/A	N/A	N/A
James Garrett Galloway	N/A	N/A	N/A
Dr. John Burba	N/A	67,641	N/A
Norma Garcia	—	3,667	N/A

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes the equity compensation plans under which our equity securities are authorized for issuance as of March 31, 2026.

Class of Security	Securities Issuable Upon Exercise of Outstanding Awards	Weighted-Average Exercise Price	Securities Remaining Available of Future Issuances
Rolling 10% Incentive Share Option Plan	1,300,000	$0.63	—
Amended and Restated Restricted Unit Plan	6,366,667	—	—
2025 Omnibus Equity Incentive Plan	19,740,168	—	34,954,493
Total	27,406,835	$0.63	34,954,493

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DIRECTOR COMPENSATION

The form and amount of director compensation is reviewed annually and as deemed advisable by the Corporate Governance, Nominating and Compensation Committee (“CGNC Committee”), which shall make recommendations to the Board based on such review. The CGNC Committee reviews director compensation on an annual basis to ensure that we offer director compensation that is: (i) commensurate with the efforts we expect from existing Board members; (ii) competitive in the Company’s industry in order that we might attract the best possible candidates to assist we and its shareholders in a fiduciary capacity to maximize the opportunity presented by that growth; and (iii) aligned with shareholder interests as we grows. The Board retains the ultimate authority to determine the form and amount of director compensation.

The chart below outlines the Company’s current director compensation program for its non-employee directors:

Type of Fee	Role	Amount (Per Year)
Board Retainers	Board Member	$60,000
Committee Retainers	Audit Committee Chair	$10,000
	CGNC Committee Chair	$7,500
	Audit Committee Member	$5,000
	CGNC Committee Member	$3,750
Annual Equity Award	Board Member	Approximately $125,000 value of equity

In addition, each member of the Board of Directors is entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending Board meetings and meetings for any committee on which he or she serves.

The following table sets forth all compensation paid to or earned by each director during the fiscal year ended March 31, 2026, other than Mr. Mills and Dr. Burba whose compensation is set forth above in the Summary Compensation Table.

Name	Fees earned or paid in Cash(US$)		Stock Awards (1) (US$)	Total (US$)
John Souther	68,750		129,353	198,103
James Schultz	70,000		129,353	199,353
Keith Solar	72,500		129,353	201,853
Jacob Warnock	188,750	(2)	—	188,750

(1)
The amounts reported in the Stock Awards column reflects aggregate grant date fair value computed in accordance with ASC Topic 718. These amounts reflect the Company’s calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the director. Assumptions used in the calculation of these amounts are included in Note 11 to the Company’s audited consolidated financial statements for the fiscal years ended March 31, 2026, and 2025, which are included elsewhere in this annual report.
(2)
Mr. Warnock is to receive an additional $125,000 annually in cash compensation, paid in quarterly installments, in lieu of stock awards. Under the terms of the plan Mr. Warnock is not eligible to receive stock awards.

Name	Aggregate Number of Stock Awards(1)
John Souther	1,149,954
James Schultz	1,149,954
Keith Solar	1,149,954
Jacob Warnock	—

(1)
The Stock Awards represent an award of RSAs issued to each director on December 18, 2025 as compensation which vest on December 18, 2026.

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Outstanding Share-Based Awards and Option-Based Awards

The following table sets forth all of the Options granted to the directors of the Company, not including those directors who were also NEOs, to purchase or acquire securities of the Company that were outstanding at the end of the financial year ended March 31, 2026 ($ are in United States dollars, unless otherwise noted).

	Share-based Awards
Name	Number of shares that have not vested (#)	Market or Payout value of share- based awards that have not vested ($)
Jacob Warnock	—	—
James Schultz	1,149,954	129,353
John Souther	1,149,954	129,353
Keith Solar	1,149,954	129,353

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Common Shares as of the Record Date, for (i) each member of the Board of Directors, (ii) each of our named executive officers (“NEO”), (iii) each person known to us to be the beneficial owner of more than 5% of the Company’s securities and (iv) the members of the Board and the executive officers as a group. The percentage ownership of Common Shares is based on 296,803,677 Common Shares outstanding as of the Record Date.

The table below sets forth (1) the number of Common Shares and the percentage of outstanding shares held as of the Record Date, as required by the Canadian securities laws and (2) the number of Common Shares and the percentage of outstanding shares beneficially held, calculated in accordance with SEC rules which takes into account Common Shares which the individual has or shares voting and/or investment power as well as Common Shares that may be acquired within 60 days (such as by exercising vested stock options). Including those shares in the tables does not, however, constitute an admission that the named shareholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all Common Shares listed as owned by that person or entity, subject to applicable community property laws.

Name and Address	Amount and nature of beneficial ownership		Percent of Class
Directors and Named Executive Officers
Dr. John Burba	12,245,362	(1)	3.2%
Jacob Warnock	264,383,217	(2)	52.9%
James Schultz	1,691,080		*
Keith Solar	1,691,080		*
John Souther	1,691,080		*
Joseph Mills	1,000,000		*
Michael Rutledge	252,708		*
Garrett Galloway	400,000		*
Norma Garcia	233,333		*
All directors and executive officers as a group (8 persons)	283,587,860	(3)	56.7%
Greater than 5% shareholders
Triomphe Partners LLC	18,568,831	(4)	4.9%
EV Metals VI LLC	264,383,217	(5)	52.9%
Entities managed or sub-managed by Encompass Capital Advisors LLC	103,777,316	(6)	24.4%

# Amount of shares beneficially held and percentage includes Common Shares that such person has or shares voting power or investment power (directly or indirectly) and as to which such person has the right to acquire voting or investment power within 60 days.

* Represents less than 1% issued and outstanding Common Shares.

(1)
Includes options to acquire 300,000 Common Shares which are fully vested.
(2)
Mr. Jacob Warnock’s indirect beneficial ownership of shares held by EV Metals and related affiliated parties. Amount includes 120,741,648 Common Shares underlying warrants which are vested or will vest within 60 days.
(3)
Includes options and restricted stock units to acquire 1,950,000 Common Shares and 120,741,648 Common Shares underlying warrants, in each case which are vested or will vest within 60 days.
(4)
Triomphe Partners LLC's, formerly Ensorcia Metals Corporation, address is 333 West Wacker Drive Suite 2600, Chicago, IL. 60606. Mr. Layton exercises sole voting and dispositive control over the Common Shares beneficially owned by Triomphe Partners LLC..
(5)
EV Metals VI LLC’s address is 1 Calle Cervantes #5 San Juan PR 00907. Mr. Warnock serves as investment advisor to EV Metals and exercises sole voting and dispositive control over the Common Shares beneficially owned by EV Metals. Includes EV Metals LLC, EV Metals II LLC, EV Metals III LLC, EV Metals IV LLC, EV Metals VI LLC, EV Metals 7 LLC, EV Metals 8 LLC, EV Metals 9 LLC, Elegante Energy LLC, Perk Salar LLC, and JAW Puerto Rico Trust. Amount includes 120,741,648 Common Shares underlying warrants which are vested or will vest within 60 days. Of the shares included, 11,707,404 of the Common Shares are subject to a pledge.

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(6)
Includes 45,880,235 Common Shares underlying warrants which are vested or will vest within 60 days. Each of the warrants are restricted from being exercised to the extent that Common Shares beneficially held by the Encompass entities would exceed 19.9% of our Common Shares outstanding. The securities are held by certain fund entities and managed accounts for which Encompass Capital Advisors LLC exercises investment discretion. Todd Kantor, as the managing member of Encompass Capital Advisors LLC, may be deemed to have shared voting and dispositive power with respect to the shares held by Encompass and Mr. Kantor may also be deemed to beneficially own such securities. Mr. Kantor disclaims beneficial ownership of the foregoing, except to the extent of his pecuniary interest therein. The business address of Encompass Capital Advisors LLC and Mr. Kantor is 200 Park Avenue, Suite 1604, New York, New York 10166.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We describe below transactions or series of similar transactions, since April 1, 2022, or currently proposed, to which we were a party or will be a party, in which, the amounts involved exceeded $120,000 or 1% of the Company’s average total assets at year-end for the last two fiscal years, whichever is less, and in which any of our directors, executive officers or beneficial holders of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

We recognize that transactions between us and any of our directors or executives or with a third party in which one of our officers, directors or significant shareholders has an interest can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than the best interests of us and our shareholders.

On March 4, 2018, we entered into a Royalty Agreement (“Royalty Agreement”) with NAL. The Royalty Agreement was entered into in connection with the acquisition by the Company of all of NAL’s data, analysis and reports related to lithium extraction from oilfield brines for petrol-lithium extraction projects. Pursuant to the Royalty Agreement, the Company agreed to pay to NAL on a fiscal quarterly basis a royalty equal to 5% of the Company’s “Product Income”, which is defined in the agreement as “the proceeds received by the Company from the sale of any Products less the Production Costs incurred by the Company.” The Royalty Agreement defines Products as “any saleable material.” The royalty may be paid at the election of NAL in cash, issuance of Common Shares or any combination of both. Based on the Company’s current business model, the Company does not anticipate selling any “Products” in the foreseeable future but rather leasing the MDLE Plants, which would generate lease revenue, and operating and maintaining the MDLE Plant, which would generate services revenue. The controlling shareholder of NAL is Dr. John Burba, the Company’s Chief Technology Officer. However, Dr. Burba was not at the time of entering into the Royalty Agreement, a related party.

On November 7, 2018, we entered into a licensing agreement with (i) Ensorcia Metals, a British Virgin Islands corporation and (ii) Sorcia Minerals, a Delaware limited liability company, controlled by Ensorcia Metals which provided to Sorcia Minerals, exclusive limited license to the Company’s technology in Chile and Argentina (Ensorcia Metals and Sorcia Minerals are collectively referred to as “Ensorcia” and the agreement is referred to as the “Ensorcia Licensing Agreement”). The controlling shareholder of Ensorcia is Mr. Daniel Layton, a former member of our Board who held in excess of 10% of our Common Shares at the time of the transaction (who now holds approximately 8.7% of our Common Shares). The Ensorcia Licensing Agreement provide Ensorcia the exclusive rights to market and develop the Company’s technology in Chile and Argentina provided that an MDLE Plant is installed and operational no later than December 31, 2028. The Ensorica Licensing Agreement provide Ensorcia the right to use the Company’s technology but does not transfer any ownership to Ensorcia. As consideration for us providing technology, know-how, design, construction, installation, operation of the MDLE Plant and making certain technical employees available, the Ensorica Licensing Agreement provides that we are entitled to a 6% royalty based on net sales, and a 10% equity interest in each project, as defined under the Ensorcia Licensing Agreements. The Ensorcia Licensing Agreements include other customary terms and conditions.

On February 19, 2021, the Company entered into a private placement transaction wherein the Company agreed to issue up to 17,250,000 units to each of Sorcia Minerals and EVL Holdings, with each unit comprised of one Common Share and one Warrant (the “2021 Private Placement”). The controlling shareholder of Sorcia Minerals is Mr. Daniel Layton, who is a greater than 5% shareholder and is a former member of our Board of Directors. Sorcia Minerals and EVL Holdings is a greater than 5% shareholder.

On March 30, 2023, we entered into a licensing agreement with Entec LLC (“Entec”), a Delaware limited liability company controlled by Mr. Daniel Layton, a former member of our Board, and a controlling shareholder of Entec, who owns approximately 12.9% of our Common Shares (the “Entec Licensing Agreement”). The Entec Licensing Agreement provides Entec, a non-exclusive, world-wide license (except Argentina and Chile) to access all patents, trade secrets, and other proprietary rights (“IP Rights”) for use by Entec solely for the purposes of (i) extracting lithium salts from brine and (ii) for the production and sale of products using the Company’s patented extraction systems licensed under the Entec Licensing Agreement. In consideration for receiving the IP Rights, Entec agreed to provide us with a royalty equal to 6% of the net sales, as defined under the Entec Licensing Agreement, with respect to the first resource project or lithium extraction facility utilizing the Company’s licensed technology as well as an interest in the underlying project equal to 10% of Entec’s interest in the same project. The Entec Licensing Agreement allows Entec to sub-license the IP Rights to affiliates of Entec without written consent from the Company.

On April 21, 2023, we completed a non-brokered private placement (“April 2023 Placement”) and issued 6,396,999 Units, consisting of 6,396,999 Common Shares and 6,396,999 Warrants (“April 2023 Warrants”) to Encompass, an accredited investor, in reliance on Regulation S of the Securities Act, with each Unit being priced at CAD$1.04635 per share for gross

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proceeds of $5.0 million. Each unit is comprised of one Common Share and one Warrant entitling the holder to purchase one Common Share for a period of two years at an exercise price of CAD$1.21. The proceeds from the private placement were used for working capital needs, to accelerate research and development efforts, product development and technology adoption, and for preplacement orders of MDLE Plants for sitting on customer brine resources.

On December 8, 2023, we entered into a transaction, whereby Mr. Garry Flowers, former Chief Executive Officer, Dr. John Burba, current Chief Technology Officer and Director, and an outside consultant subscribed for an aggregate of 1,629,838 units, with each unit comprised of one Common Share and one Warrant, for an aggregate amount of US$840,000.

On December 29, 2023, we entered into a transaction, whereby we agreed to issue 2,694,804 units, with each unit comprised of one Common Share and one Warrant to certain investors, including Douglas Smith, current Chief Financial Officer of the Company for gross proceeds of approximately $1.4 million. Pursuant to the private placement, Mr. Smith subscribed for 190,443 units for an aggregate subscription price of US$100,000.

On February 11, 2024, we entered into a binding term sheet with EV Metals VI, a private company controlled by Mr. Jacob Warnock, a current director of ours pursuant to which EV Metals VI agreed to subscribe for units for aggregate consideration of up to US$20 million (the “Term Sheet”). Below is a summary of the various transactions that have occurred to date pursuant to the Term Sheet:

•
On February 29, 2024 (the “February 2024 Placement”), EV Metals VI acquired 2,702,400 units at a deemed unit price of US$1.00 for aggregate proceeds of US$2 million. Each unit is comprised of one Common Share and one Warrant entitling the holder thereof to acquire one additional Common Share at an exercise price of CAD$1.25, until March 1, 2026 (“February 2024 Warrants”).
•
On May 6, 2024 (the “May 2024 Placement”), EV Metals VI and Encompass acquired a total of 18,642,134 units at a deemed unit price of CAD$0.76632 for aggregate proceeds of approximately US$10.4 million (“May 2024 Warrants”). Encompass was not a party to the Term Sheet and acquired the units as a result of its exercise of the pre-emptive rights granted to Encompass (“Encompass Pre-Emptive Rights”) pursuant to the terms of an investment agreement dated April 21, 2023 (“Encompass Investment Agreement”) entered into with Encompass in respect of the April 2023 Placement. Each unit is comprised of one Common Share and one Warrant entitling the holder thereof to acquire one additional Common Share at an exercise price of CAD$0.9579, until May 3, 2026. In addition to the issuance of the May 2024 Warrants, we also agreed to extend the expiry date of the April 2023 Warrants previously issued on April 21, 2023, from April 21, 2025 to May 3, 2026 (For more information about this transaction, See “Item 15. Recent Sales of Unregistered Securities”). In connection with the May 2024 Placement, EV Metals VI acquired 7,924,157 Units for gross proceeds of US$4.4 million, representing approximately 42.51% of the aggregate proceeds we raised in the private placement. In addition, we paid EV Metals VI a structuring and financing fee in connection with the private placement in the amount of USD$322,000, payable through the issuance of 574,840 Common Shares with each share having a deemed issuance price of CAD$0.76632. Furthermore, we also issued an additional 80,385 Common Shares to Encompass as payment to cover certain expenses incurred by Encompass.
•
On June 19, 2024 (the “June 2024 Placement”), EV Metals VI and Encompass (pursuant to the Encompass Pre-Emptive Rights) acquired a total of 11,478,246 units at a deemed unit price of CAD$0.76632 for aggregate proceeds of approximately US$6.4 million. Each unit was comprised of one Common Share and one Warrant entitling the holder thereof to acquire one additional Common Share at an exercise price of CAD$0.9579, until June 19, 2026 (the “June 2024 Warrants”).
•
In connection with the June 2024 Placement, we paid EV Metals VI a financing and structuring fee in the amount of US$238,000, which was satisfied through the issuance of an additional 423,912 Common Shares to Mr. Jacob Warnock, a current director who controls EV Metals VI. In connection with the June 2024 Placement, EV Metals VI acquired 8,478,246 Units for gross proceeds of approximately USD$4.8 million, representing approximately 73.86% of the aggregate proceeds raised by us in the private placement, and Encompass acquired 3,000,000 Units for gross proceeds of USD$1.6 million, pursuant to the Encompass Pre-Emptive Rights, which represented approximately 26.14% of the aggregate proceeds raised by us in the June 2024 Placement.

On February 28, 2025, the Company entered the 2025 Letter Agreement (the “2025 Letter Agreement”) with EV Metals, a company controlled by Jacob Warnock, a director of the Company, agreeing to the principal terms and conditions upon which EV Metals, directly or through one or more of its subsidiaries or affiliates, has the option but not the obligation to purchase, in one or more transactions, up to $15.0 million of units (the “2025 EV Metals Offering”), which each unit (the “2025 EV Metals Units”) consisting of one Common Share and one warrant to purchase a Common Share.

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On March 2, 2025, two entities controlled by EV Metals, EV Metals 7 LLC and EV Metals VI LLC, entered into binding subscription agreements for the purchase of a portion of the 2025 EV Metals Units. The first issuance under the 2025 Letter Agreement occurred on March 31, 2025 for gross proceeds of $7.55 million and the second issuance under the 2025 Letter Agreement occurred on April 11, 2025 for gross proceeds of $679,000. In connection with the two issuances, EV Metals 7 LLC acquired a total of 27,739,348 2025 EV Metals Units (25,393,475 in the first issuance and 2,345,873 in the second issuance) and EV Metals VI LLC acquired 690,979 2025 EV Metal Units. The pricing of the first and second issuance of the 2025 EV Metals Units was CAD$0.4168 per unit (USD$0.2894 per unit). Each warrant issued in the first and second issuance entitles the holder to purchase one Common Share at a price of CAD$0.51.

On October 30, 2025, the Company and EV Metals came to an agreement for a third issuance under the 2025 Letter Agreement for EV Metals to acquire an additional 12,464,000 2025 EV Metals Units priced at $0.16 per unit (CAD$0.255) for gross proceeds to the Company of $2.0 million. Each warrant issued in the third issuance entitles the holder to purchase one Common Share at a price of CAD$0.30.

On February 23, 2026, the Company and EV Metals 9 LLC (“EV Metals 9”), a company controlled by Jacob Warnock, a director of the Company, came to an agreement for a fourth issuances under the 2025 EV Metals Letter Agreement for EV Metals 9 to purchase 26,427,053 units (“EV Metals 9 Offering”) priced at $0.08 per unit (CAD$0.104) for gross proceeds to the Company of $2.0 million. Each Warrant, issued in the fourth issuance entitles the holder to purchase one Common Share at a price of CAD$0.14.

On April 29, 2026, the Company and EV Metals 9 came to an agreement for the fifth issuance under the 2025 EV Metals Letter Agreement for EV Metals 9 to purchase 34,315,465 units priced at $0.08 per unit (CAD$0.109) for gross proceeds to the Company of $2.8 million. Each Warrant issued in the fifth issuance, entitles the holder to purchase one Common Share at a price of CAD$0.148.

The pricing of the 2025 EV Metals Units in each of the five issuances under the 2025 Letter Agreement was based on the five-day trading average of the Common Shares on the TSXV for the applicable tranche less a discount of 25% (the maximum allowable discount permitted by the rules of the TSXV). The warrants included in the 2025 EV Metals Units will have a term of four years from date of issuance and will entitle the holders to purchase a Common Share at an exercise price equal to the closing price of the Common Shares on the TSXV as of the date immediately preceding the date of the news release announcing the respective issuance of the 2025 EV Metals Offering. In connection with the each issuance of the 2025 EV Metals Units, the Company paid structuring fees of 5% of the gross proceeds to Mr. Warnock, for an aggregate of $0.8 million. Upon the fifth issuance, all amounts issuable under the 2025 Letter Agreement have been issued.

In connection with the 2025 EV Metals Offering, on March 31, 2025, we entered into an amendment (the “IRA Amendment”) to the investor rights agreement dated February 23, 2024 between the Company and EV Metals, which, among other things, previously granted EV Metals the right to appoint one director to the Company’s board of directors for as long as EV Metals and its affiliates maintained beneficial ownership of at least 5% of the issued and outstanding Common Shares and so long as the board of directors is comprised of five or less individuals. EV Metals initial nominee to the Company’s board of directors was Jacob Warnock. The IRA Amendment grants EV Metals the right to approve, in its sole discretion, the appointment of one additional individual to the Company’s board of directors so long as the board of directors is comprised of more than five individuals, provided that the additional appointee is independent of EV Metals and IBAT. Such nomination right will continue for as long as EV Metals and its affiliates maintain beneficial ownership of at least 5% of the issued and outstanding Common Shares.

On July 20, 2025, the Company entered into the Encompass Subscription Agreements with Encompass, a beneficial owner of more than 5% of the Company’s securities, for the purchase of up to 25,765,259 units at a price of CAD $0.26625 per unit (USD$0.19406 per unit). Each 2025 Encompass Unit consists of one Common Share and one warrant, with each warrant entitling the holder to purchase one additional Common Share for a period of three years from the closing date of the 2025 Encompass Offering at an exercise price of CAD$0.355 per share. In addition, the Company has agreed to grant Encompass the right but not the obligation to purchase up to $2.0 million additional units of the Company at any time on or before December 31, 2025. The closing of the 2025 Encompass Offering occurred on August 5, 2025, for gross proceeds to the Company of $5.0 million.

On July 20, 2025, the Company entered into amended and restated registration rights agreements (“A&R Registration Rights Agreements”) which amended the Registration Rights Agreements with each of EV Metals and Encompass. Pursuant to the A&R Registration Rights Agreements, we have agreed to use our reasonable best efforts to cause this Registration Statement to be declared effective as promptly as reasonably practicable but in no event later than July 20, 2026. In addition, pursuant to the Encompass A&R Registration Rights Agreement, upon the closing of the 2025 Encompass Offering we agreed that, upon request of Encompass, we will use our commercially reasonable efforts to (i) file a registration statement registering the Common Shares to be issued at closing of the 2025 Encompass Offering, including the Common Shares issuable upon exercise of the warrants which form a part of the 2025 Encompass Units within 90 days and (ii) have such registration statement declared effective as promptly as reasonably practicable following the filing thereof but in no event later than 60 days if the registration statement is not reviewed by the SEC or 180 days if subject to review. The A&R Registration Rights Agreements

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provide that, subject to certain requirements and customary conditions, each of EV Metals and Encompass will have “piggy-back” registration rights with respect to underwritten offerings by us and other shareholders. In addition, upon the request of EV Metals, we have agreed to take necessary steps to facilitate up to two underwritten offerings which must occur prior to the third anniversary of the effective date of this registration statement on Form S-1; provided that the aggregate price of such offering is expected to be $25 million or less.

The A&R Registration Rights Agreements contain customary cross-indemnification provisions, under which we are obligated to indemnify the selling shareholders in the event of material misstatements or omissions in the registration statement and any violation or alleged violation by us of the Securities Act, Exchange Act, or any state securities law, or any rule or regulation thereunder, and the selling shareholders are obligated to indemnify us for material misstatements or omissions attributable to them. We will generally pay all registration expenses in connection with our obligations under the A&R Registration Rights Agreements, regardless of whether any our Common Shares are sold pursuant to a registration statement.

In connection of the foregoing, pursuant to the A&R Registration Rights Agreements, we agreed to to extend the expiration date of the warrants previously issued to Encompass and EV Metals pursuant to the private placements which occurred on April 21, 2023, February 29, 2024, May 3, 2024, and June 19, 2024 to the earlier of (i) five years from the date of such warrants original issuance or (ii) three years from the date of the closing of the 2025 Encompass Offering (the “Warrant Amendments”) and each of EV Metals and Encompass has agreed to waive their respective rights to any possible claims, including the right to liquidation damages, under the Registration Rights Agreements provided that the Warrant Amendments are approved by the TSXV.

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PROPOSAL 3 - APPROVAL OF A CONSOLIDATION (REVERSE STOCK SPLIT) OF THE
OUTSTANDING COMMON SHARES

At the Annual Meeting shareholders will be asked to consider and approve an ordinary or, if the Consolidation does not occur until after the Continuance has been effected, a special resolution(the “Consolidation Resolution”) authorizing the Company to effect the consolidation of the Common Shares (the “Consolidation”) on the basis of one (1) post-consolidation common share for up to a maximum of every fifty (50) pre-consolidation Common Shares then issued and outstanding, or such other lesser number of pre-consolidation Common Shares as may be determined by the Board in its sole discretion. As of the record date, the Company has 296,803,677 Common Shares outstanding. The final basis of the Consolidation will be determined by the Board at the time of the Consolidation within the limits described above. In addition, notwithstanding approval of the proposed Consolidation Resolution by the shareholders, the Board, in its sole discretion, may revoke the ordinary resolution, and abandon the Consolidation without further approval or action by, or prior notice to, the shareholders.

The Company wishes to reduce the amount of outstanding common share of the Company to keep in line with other listed issuers on the TSXV. The Company believes that if implemented, the Consolidation will promote increased liquidity and reduced volatility in the trading of its Common Shares. If approved and when implemented, the Consolidation will occur simultaneously for all of the Company's issued and outstanding Common Shares. The Consolidation will affect all holders of currently issued Common Shares uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except to the extent that the Consolidation would otherwise result in a shareholder owning a fractional common share. No fractional post-Consolidation Common Shares will be issued and no cash will be paid in lieu of fractional post-Consolidation Common Shares. Any fractional Common Shares resulting from the Consolidation will be rounded to the nearest whole common share, as applicable.

Assuming completion of the Consolidation on a 50 for 1 basis, there will be approximately 5,936,074 Common Shares issued and outstanding.

Risks Associated with the Consolidation

There can be no assurance that the market price of our Common Shares will increase as a result of the Consolidation. The marketability and trading liquidity of our Common Shares may not improve. The Consolidation may result in some shareholders owning "odd lots" of less than 100 Common Shares, which may be more difficult for such shareholders to sell or which may require greater transaction costs per common share to sell.

Although approval for the Consolidation is being sought at the Annual Meeting, such a Consolidation would become effective at a date in the future in an amount of pre-consolidation Common Shares up to a maximum basis of 50 for 1 to be determined by the Board when the Board considers it to be in the best interests of the Company to implement such a Consolidation. The special resolution will also authorize the Board to elect not to proceed with, and abandon, the Consolidation at any time if it determines, in its sole discretion, to do so.

Principal Effects of the Consolidation

The principal effects of the Consolidation include the following:

(a)
the fair market value of each common share may increase or decrease and will, in part, form the basis upon which further Common Shares or other securities of the Company will be issued;
(b)
the number of issued and outstanding Common Shares will be significantly reduced;
(c)
the exercise prices and the number of Common Shares issuable upon (i) the exercise or deemed exercise of any stock options or warrants of the Company and (ii) the conversion of any of any debentures will be automatically adjusted based on the Consolidation ratio; and
(d)
as the Company currently has an unlimited number of Common Shares authorized for issuance, the Consolidation will not have any effect on the number of Common Shares available for issuance.

Effect on Common Share Certificates

On the effective date of the Consolidation, the Company will instruct Computershare to issue and deliver share certificates or a DRS Advice (if available) representing post-consolidated Common Shares to the existing pre-consolidation shareholders of the Company. No further action will be required by shareholders in order to receive the post-consolidated

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Common Shares other than certain registered shareholders holding share certificates who will be required to complete a letter of transmittal in a form to be provided at the time of the Consolidation. Following the effective date of the Consolidation, pre-consolidation Common Shares will be considered null and void.

Ordinary/Special Resolution

The shareholders will be asked to approve the Consolidation by passing at the Annual Meeting the Consolidation Resolution substantially in the form set forth below:

“BE IT RESOLVED AS AN ORDINARY/SPECIAL RESOLUTION THAT:

1.
In accordance with the Articles of the Company and as required by the TSX Venture Exchange, the outstanding capital of the Company be amended to consolidate (the “Consolidation”) the issued and outstanding Common Shares on the basis of one (1) consolidated new common share for every fifty (50) pre-consolidation Common Shares then issued and outstanding, or such lesser number of pre-consolidation Common Shares as may be determined by the board of directors of the Company;
2.
If the Company is continued into Ontario prior to giving effect to this resolution, the articles of continuance under the Business Corporations Act (Ontario) be amended to give effect to the Consolidation;
3.
any one director or officer of the Company be and is hereby authorized and directed to execute all documents and instruments and take all such other actions as may be necessary or desirable to implement this resolution and the matters authorized hereby; and
4.
the board of directors of the Company may, in their discretion, without further approval of the shareholders, revoke this resolution at any time before the consolidation is effected.”

Required Vote and Board Recommendation

For the Consolidation to be completed prior to the Continuance, the Consolidation proposal must be passed by a majority of the votes cast (50% plus 1) with respect to the Consolidation Resolution by the shareholders of the Company present in person or by proxy at the Annual Meeting. However, for the Consolidation to be completed after the Continuance, the Consolidation must be passed by two-thirds (66 2/3%) of the votes cast. If the Consolidation is passed by at least a majority but by less than two-thirds of the votes cast, the Consolidation may only occur prior to the Continuance. Unless otherwise directed, management intends to vote such proxies in favor of the resolution approving the Consolidation.

The Board has reviewed the terms of the Consolidation and concluded that it is in the best interests of the Company to proceed with the Consolidation. The Board recommends that the shareholders vote “FOR” Proposal 3.

Irrespective of whether the Consolidation Resolution is passed by the shareholders of the Company, the majority of the Board may elect not to proceed with the Consolidation and the other transactions contemplated in the Consolidation Resolution.

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PROPOSAL 4(a) and 4(b)

ADVANCE NOTICE AMENDMENT RESOLUTION OF ARTICLES FOR BRITISH COLUMBIA

At the Meeting, Shareholders will be asked to pass two special resolutions authorizing amendments to the Notice of Articles and Articles of the Company to: a) amend the Advance Notice Provision in Article 14.12 of the Articles, which we refer to as Proposal 4(a) - the Advance Notice Amendment Resolution, and b) alter the Company's authorized share capital to create (i) a voting class of an unlimited number of preferred shares without par value, issuable in series; and (ii) a non-voting class of an unlimited number of preferred shares without par value, issuable in series (collectively, the “Preferred Shares”); and amend the Articles and Notice of Articles of the Company attaching special rights and restrictions to the Common Shares and Preferred Shares, which we refer to as Proposal 4(b) - the Preferred Shares Amendment Resolution.

Proposal 4(a) - the Advance Notice Amendment Resolution

The amendments to Section 14.12 of the Articles, which implement advance notice provisions are being proposed to ensure that the Company is able to maintain compliance with U.S. securities laws now that it is subject to the U.S. securities laws. Specifically the Advance Notice Amendment Resolution stipulates that a Notice of Nominee sent by a Nominating Shareholder must be delivered (a) in the case of an annual meeting of shareholders, given not less than 90 nor more than 120 days prior to the first anniversary of the immediate preceding annual meeting of shareholders; provided, however, that in the event that no annual meeting of shareholders was held in the previous year or the annual meeting of shareholders is to be held on a date that is not within 30 days before or after such anniversary date, notice by the Nominating Shareholder may be made not later the close of business on the tenth (10th) day following the day on which the first public announcement (as defined below) of the date of the annual meeting of shareholders was made; and (b) in the case of a special general meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), given not later than the close of business on the sixtieth (60th day prior to the date of the special meeting provided however, in the event that less than 70 days notice of the date of the special meeting of shareholders is given or made to shareholders, notice by the Nominating Shareholder must be made not later than the close of business on the tenth (10th) day following the day on which the first public announcement (as defined below) of the date of the special meeting of shareholders is made.

The current Articles provide that a Notice of Nominee must be sent by a Nominating Shareholder (a) in the case of an annual meeting of shareholders, given not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the Notice Date; and (b) in the case of a special general meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), given not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special general meeting of shareholders was made.

The Board is proposing adoption of the Advance Notice Amendment Resolution to facilitate compliance with the US federal securities laws which have notice and access deadlines and universal proxy provisions that make compliance with the current advance notice provisions difficult.

Proposal 4(b) - the Preferred Shares Amendment Resolution

The Board believes that the creation of the new classes of Preferred Shares, issuable in series (sometimes referred to as blank cheque preferred shares) will provide management with greater flexibility in raising capital for the Company. Specifically the Preferred Shares may be used by the Board for any appropriate corporate purpose, including, without limitation, as a means of obtaining additional capital for use in the Company's business and operations such as in the following types of transactions.

Attracting Strategic Investors: During certain capital raising transactions, such as Private Investments in Public Equity transactions (PIPEs) or capital-raising rounds in volatile markets, institutional investors or strategic partners may seek to invest

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in securities with more downside protection than Common Stock. Preferred Shares would provide senior liquidation preference, fixed dividend yield, and conversion rights into Common Stock.

Balance Sheet and Credit Protection: The issuance of Preferred Shares could also allow a company to raise capital without increasing its debt load or incurring strict loan covenants. Rating agencies generally classify Preferred Shares as having equity-like characteristics, helping protect credit ratings and preserving future borrowing capacity.

Tailored Capital Structure: The Company would have the flexibility to issue convertible Preferred Shares as a hybrid instrument that offers investors yield protection while allowing the Company to limit dilution if its Common Stock price rises over time.

While there are no present plans or arrangements to use the Preferred Shares at this time, the Preferred Shares would permit the Board to negotiate with potential investors regarding the rights and preferences of a series of Preferred Shares that may be issued to meet market conditions and financing opportunities as they arise, without the expense or delay in connection with calling a Shareholders' meeting to approve specific terms of any class or series of Preferred Shares.

The Board will be empowered to fix the number of shares in each series of each class of the Preferred Shares and to attach special rights or restrictions to the shares of that series, before the issuance of shares of any particular series. The Board will have the authority to fix, among other things, the number of shares constituting any such series, the identifying name of the series, the voting rights in respect of the voting Preferred Shares, and other special rights or restrictions thereof, including the dividend rights and dividend rate, terms of redemption (including sinking fund provisions), redemption price or prices, conversion rights and liquidation rights of the shares constituting any series.

Possible Anti-Takeover Effects of the Proposed Preferred Shares Amendment Resolution

As stated above, in addition to the corporate purposes mentioned in this Proposal 4, the authority possessed by the Board to create and issue Preferred Shares could potentially be used to discourage attempts by others to obtain control of the Company through a merger, takeover bid offer, proxy contest or otherwise by making such attempts more difficult or costly to achieve. The Board has not proposed the Articles Amendment with the intention of discouraging take-over bids, proxy contests or other attempts to obtain control of the Company. Rather, the proposed Articles Amendment has been prompted by business and financial considerations, as set out above, and it is the intended purpose of the Articles Amendment to provide greater flexibility to the Board in considering and planning for our potential future corporate needs. However, as noted, the availability of Preferred Shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest, or other attempt to obtain control of the Company. There are no plans or arrangements to use the Preferred Shares at the present time.

Additionally, the Board may issue Preferred Shares without Shareholder approval and with voting and conversion rights, which could adversely affect the voting power of Common Shares.

The full text of the proposed amendments to the Articles including the proposed changes to Section 14.2 of the Articles and the special rights and restrictions attaching to the Common Shares and the Preferred Shares is attached hereto as Schedule “B”.

Special Resolutions

The shareholders will be asked to approve the Articles of Amendment by passing at the Annual Meeting each of the Advance Notice Amendment Resolution and the Preferred Share Amendment Resolution substantially in the forms set forth below:

Advance Notice Amendment Resolution

“BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1.
Section 14.12 of the Articles be amended to be in compliance with applicable U.S. securities laws which amendments are appended to the Information Circular/Proxy Statement as Schedule “B”;
2.
the articles of the Company be altered by amending Section 14.2 as attached to the Information Circular/Proxy Statement as Schedule “B”;
3.
the Notice of Articles and Articles of the Company be amended to reflect the above changes;

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4.
the amendment to the Notice of Articles and Articles of the Company will take effect immediately after the alteration of the Notice of Articles of the Company is filed with the British Columbia Registrar of Companies; and
5.
any director or officer of the Company is hereby authorized to execute and deliver the amended Notice of Articles and amended Articles of the Company and to execute, whether under corporate seal or otherwise, and deliver all such other documents and to do all such acts and things that such director or officer may, in his or her sole discretion, deem to be necessary or desirable to give effect to the foregoing.”

Preferred Share Amendment Resolution

“BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1.
the authorized share capital of the Company be altered by the creation of an unlimited number of voting preferred shares without par value, issuable in series;
2.
the authorized share capital of the Company be altered by the creation of an unlimited number of non-voting preferred shares without par value, issuable in series;
3.
there be created and attached to the common shares, voting preferred shares and the non-voting preferred shares the special rights and restrictions set out in Part 27 and Part 28 of the articles of the Company as adopted by paragraphs 1 and 2 of these resolutions;
4.
the articles of the Company be altered adopting as Part 27 and Part 28 of the articles of the Company the Part 27 and Part 28 attached to the Information Circular/Proxy Statement as Schedule “B”;
5.
the Notice of Articles and Articles of the Company be amended to reflect the above changes;
6.
the amendment to the Notice of Articles and Articles of the Company will take effect immediately after the alteration of the Notice of Articles of the Company is filed with the British Columbia Registrar of Companies;
7.
the board of directors of the Company may, in their discretion, without further approval of the shareholders, revoke this resolution at any time before it is effected with respect to the changes to Part 27 and Part 28 of the Articles; and
8.
any director or officer of the Company is hereby authorized to execute and deliver the amended Notice of Articles and amended Articles of the Company and to execute, whether under corporate seal or otherwise, and deliver all such other documents and to do all such acts and things that such director or officer may, in his or her sole discretion, deem to be necessary or desirable to give effect to the foregoing.”

Required Vote and Board Recommendation

Each of the two resolutions, Proposal 4(a) and Proposal 4(b) are separate votes and not contingent upon each other. To be effective each of the Proposal 4(a) and Proposal 4(b) must be passed by two-thirds (66 2/3%) of the votes cast. Unless otherwise directed, management intends to vote such proxies in favor of the resolution approving the Articles of Amendment.

The Board has reviewed the terms of the Articles of Amendment and concluded that it is in the best interests of the Company to proceed with the Articles of Amendment and implement both the Advance Notice Amendment Resolution and the Preferred Shares Amendment Resolution. The Board recommends that the shareholders vote “FOR” each of Proposal 4(a) and Proposal 4(b).

Irrespective of whether the Preferred Shares Amendment Resolution is passed by the shareholders of the Company, the majority of the Board may elect not to proceed with the Articles of Amendment with respect to the creation of the Preferred Shares.

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PROPOSAL 5

CONTINUANCE INTO ONTARIO

The Company is currently governed by the Business Corporations Act (British Columbia) (the “BCBCA”). Management is seeking the approval of shareholders, by special resolution, to continue the Company into the Province of Ontario pursuant to Section 180 of the Business Corporations Act (Ontario) (the “OBCA") (the “Continuance”). The Continuance will be effective upon approval of the articles of continuance (the “Articles of Continuance”) to be filed with the Director (appointed under Section 278 of the OBCA (the “Director”)) pursuant to subsection 180(2) of the OBCA after the B.C. Registrar of Companies (appointed under Section 400 of the BCBCA (the “Registrar”)) has granted to the Company an authorization to continue into the Province of Ontario.

As the Company's principal executive offices and management are now located in Texas, and the Company's operations are primarily focused in the United States, management believes that it will be more efficient and cost effective for the Company to be governed by the laws of Ontario.

Upon completion of the Continuance, the BCBCA will cease to apply to the Company and the Company will become subject to the OBCA, as if it had been originally incorporated as an Ontario company. The Continuance will not result in any change in the name or business of the Company or its assets, liabilities or net worth.

If the special resolution approving the Continuance (the “Continuance Resolution”) is approved at the Meeting, it is proposed the Company shall apply to and file all necessary documentation with the Registrar under the BCBCA for an authorization to continue into the Province of Ontario. Immediately following the receipt of the Registrar’s authorization, it is proposed that the Company shall apply for a certificate of continuance and file Articles of Continuance under the OBCA to continue the Company into Ontario. The Articles of Continuance will constitute the governing instrument of the continued company under the OBCA and the certificate of continuance issued by the Director will be deemed to be the certificate of incorporation of the continued company (the “New Articles”).

The New Articles and new by-laws of the Company (the “New By-laws”) are expected to be substantially in the form attached to this Information Circular/Proxy Statement as Schedule “C“ and Schedule “D”, respectively.

In order to complete the Continuance, shareholders will be asked, at the Annual Meeting, to consider, and if thought advisable, to pass, with or without amendment, the Continuance Resolution as more particularly set out below. The Continuance Resolution must be passed by not less than 66 2/3% of the votes cast by the shareholders present in person or represented by proxy at the Annual Meeting. Management recommends that shareholders vote in favor of the Continuance Resolution.

Section 309 of the BCBCA gives to registered shareholders who object to the Continuance the right of dissent provided under section 238 of the BCBCA under Division 2 of Part 8 in respect of the Continuance and to be paid the fair value of their Common Shares determined as of the day before the resolution approving the Continuance was passed. See “Dissent Right to Continuance” below for details of this dissent right.

Comparison of Rights Under the OBCA and the BCBCA

The OBCA provides shareholders with substantially the same rights as are available to shareholders under the BCBCA, including rights of dissent and appraisal and rights to bring derivative actions and oppression actions. However, there are certain differences between the two statutes and the regulations made thereunder.

The following is a summary of certain differences between the BCBCA and the OBCA, but it is not intended to be a comprehensive review of the two statutes. Reference should be made to the full text of both statutes and the regulations thereunder for particulars of any differences between them, and shareholders should consult their own legal or other professional advisors with regard to all of the implications of the Continuance which may be of importance to them.

Sale of Business or Assets

Under the BCBCA, the directors of a corporation may sell, lease or otherwise dispose of all or substantially all of the undertaking of the corporation only if it is in the ordinary course of the corporation's business or with shareholder approval authorized by special resolution. Under the BCBCA, a special resolution requires the approval of a “special majority”, which

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means the majority specified in a corporation's articles, if such specified majority is at least two-thirds and not more than three-quarters of the votes cast by those shareholders voting in person or by proxy at a general meeting of the corporation. If the articles do not contain a provision stipulating the special majority, then a special resolution is passed by at least two-thirds of the votes cast on the resolution.

The OBCA requires approval of the holders of two-thirds of the shares of a corporation represented at a duly called meeting to approve a sale, lease or exchange of all or substantially all of the property of the corporation that is other than in the ordinary course of business of the corporation. Holders of shares of a class or series, whether or not they are otherwise entitled to vote, can vote separately only if that class or series is affected by the sale, lease or exchange in a manner different from the shares of another class or series.

Amendments to the Charter Documents of a Company

Changes to the articles of a corporation under the BCBCA will be effected by the type of resolution specified in the articles of a corporation, which, for many alterations, including change of name or alterations to the articles, could provide for approval solely by a resolution of the directors. In the absence of anything in the articles, most corporate alterations will require a special resolution of the shareholders to be approved by not less than two-thirds of the votes cast by the shareholders voting on the resolution. Alteration of the special rights and restrictions attached to issued shares requires, subject to the requirements set forth in the corporation's articles, consent by a special resolution of the holders of the class or series of shares affected. A proposed amalgamation or continuation of a corporation out of the jurisdiction generally requires shareholders to approve the adoption of the amalgamation agreement or the continuance, as applicable, by way of a special resolution.

Under the OBCA, certain amendments to the charter documents of a corporation require a resolution passed by not less than two-thirds of the votes cast by the shareholders voting on the resolution authorizing the amendments and, where certain specified rights of the holders of a class or series of shares are affected by the amendments differently than the rights of the holders of other classes or series of shares, such holders are entitled to vote separately as a class or series, whether or not such class or series of shares otherwise carry the right to vote. A resolution to amalgamate an OBCA corporation requires a special resolution passed by the holders of each class or series of shares, whether or not such shares otherwise carry the right to vote, if such class or series of shares are affected differently.

Rights of Dissent and Appraisal

The BCBCA provides that shareholders, including beneficial holders, who dissent from certain actions being taken by a corporation, may exercise a right of dissent and require the corporation to purchase the shares held by such shareholder at the fair value of such shares. The dissent right is applicable where the corporation proposes to: (a) alter the articles to alter restrictions on the powers of the corporation or on the business it is permitted to carry on; (b) adopt an amalgamation agreement; (c) approve an amalgamation under Division 4 of Part 9 of the BCBCA; (d) approve an arrangement, the terms of which arrangement permit dissent; (e) authorize or ratify the sale, lease or other disposition of all or substantially all of the corporation's undertaking; or (f) authorize the continuation of the corporation into a jurisdiction other than British Columbia.

Oppression Remedies

Under the OBCA a registered shareholder, beneficial shareholder, former registered shareholder or beneficial shareholder, director, former director, officer, former officer of a corporation or any of its affiliates, or any other person who, in the discretion of a court, is a proper person to seek an oppression remedy, and in the case of an offering corporation, the Ontario Securities Commission, may apply to a court for an order to rectify the matters complained of where in respect of a corporation or any of its affiliates: (a) any act or omission of the corporation or any of its affiliates effects or threatens to effect a result; (b) the business or affairs of the corporation or any of its affiliates are, have been or are threatened to be carried on or conducted in a manner; or (c) the powers of the directors of the corporation or any of its affiliates are, have been or are threatened to be exercised in a manner, that is oppressive or unfairly prejudicial to, or that unfairly disregards the interests of, any security holder, creditor, director or officer.

The oppression remedy under the BCBCA is similar to the remedy found in the OBCA, with a few differences. Under the OBCA, the applicant can complain not only about acts of the corporation and its directors but also acts of an affiliate of the corporation and the affiliate's directors, whereas under the BCBCA, the shareholder can only complain of oppressive conduct of the corporation. Under the BCBCA the applicant must bring the application in a timely manner, which is not required under the OBCA, and the court may make an order in respect of the complaint if it is satisfied that the application was brought by the shareholder in a timely manner. As with the OBCA, the court may make such order as it sees fit, including an order to prohibit

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any act proposed by the corporation. Under the OBCA a corporation is prohibited from making a payment to a successful applicant in an oppression claim if there are reasonable grounds for believing that (a) the corporation is, or after the payment, would be unable to pay its liabilities as they become due, or (b) the realization value of the corporation's assets would thereby be less than the aggregate of its liabilities; under the BCBCA, if there are reasonable grounds for believing that the corporation is, or after a payment to a successful applicant in an oppression claim would be, unable to pay its debts as they become due in the ordinary course of business, the corporation must make as much of the payment as possible and pay the balance when the corporation is able to do so.

Derivative Actions

A broader right to bring a derivative action is contained in the OBCA than is found in the BCBCA, and this right extends to former shareholders, directors or officers of a corporation or its affiliates, and any person who, in the discretion of the court, is a proper person to make an application to court to bring a derivative action. In addition, the OBCA permits derivative actions to be commenced in the name and on behalf of a corporation or any of its subsidiaries. The complainant must provide the directors of the corporation or its subsidiary with fourteen days' notice of the complainant's intention to apply to the court to bring a derivative action, unless all of the directors of the corporation or its subsidiary are defendants in the action.

Requisition of Meetings

The BCBCA provides that one or more shareholders of a corporation holding not less than 5% of the issued voting shares of the corporation may give notice to the directors requiring them to call and hold a general meeting which meeting must be held within 4 months. Subject to certain exceptions, if the directors fail to provide notice of a meeting within 21 days of receiving the requisition, the requisitioning shareholders, or any one or more of them holding more than 2.5% of the issued shares of the corporation that carry the right to vote at general meetings may send notice of a general meeting to be held to transact the business stated in the requisition.

The OBCA permits the holders of not less than 5% of the issued shares of a corporation that carry the right to vote to require the directors to call and hold a meeting of the shareholders of the corporation for the purposes stated in the requisition. Subject to certain exceptions, if the directors fail to provide notice of a meeting within 21 days of receiving the requisition, any shareholder who signed the requisition may call the meeting.

Place of Shareholders' Meetings

The BCBCA requires all meetings of shareholders to be held in British Columbia unless: (i) a location outside the province of British Columbia is provided for in the articles; (ii) the articles do not restrict the corporation from approving a location outside of the province of British Columbia for holding of the general meeting and the location of the meeting is approved by the resolution required by the articles for that purpose or by ordinary resolution if no resolution is required for that purpose by the articles; or (iii) if the location for the meeting is approved in writing by the registrar before the meeting is held.

The OBCA provides that, subject to the articles and any unanimous shareholder agreement, meetings of shareholders may be held either inside or outside Ontario as the directors may determine, or in the absence of such a determination, at the place where the registered office of the corporation is located.

Directors' Residency Requirements

The BCBCA provides that a public corporation must have at least three directors but does not have any residency requirements for directors.

The OBCA provides that a public corporation must have at least three directors but does not have any residency requirements for directors.

Removal of Directors

The BCBCA provides that the shareholders of a corporation may remove one or more directors by a special resolution or by any other method specified in the articles. If holders of a class or series of shares have the exclusive right to elect or appoint one or more directors, a director so elected or appointed may only be removed by a separate special resolution of the shareholders of that class or series or by any other method specified in the articles.

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The OBCA provides that the shareholders of a corporation may by ordinary resolution at an annual or special meeting remove any director or directors from office. An ordinary resolution under the OBCA requires the resolution to be passed, with or without amendment, at the meeting by at least a majority of the votes cast. The OBCA further provides that where the holders of any class or series of shares of a corporation have an exclusive right to elect one or more directors, a director so elected may only be removed by an ordinary resolution at a meeting of the shareholders of that class or series.

Meaning of “Insolvent”

Under the BCBCA, for purposes of the insolvency test that must be passed for the payment of dividends and purchases and redemptions of shares, “insolvent” is defined to mean when a corporation is unable to pay its debts as they become due in the ordinary course of its business. Unlike the OBCA, the BCBCA does not impose a net asset solvency test for these purposes. For purposes of proceedings to dissolve or liquidate, the definition of “insolvent” from federal bankruptcy legislation applies.

Under the OBCA, a corporation may not pay dividends or purchase or redeem its shares if there are reasonable grounds for believing (i) it is or would be unable to pay its liabilities as they become due; or (ii) it would not meet a net asset solvency test. The net asset solvency tests for different purposes vary somewhat.

Reduction of Capital

Under the BCBCA, capital may be reduced by special resolution or court order. A court order is required if the realizable value of the corporation's assets would, after the reduction of capital, be less than the aggregate of its liabilities.

Under the OBCA, capital may be reduced by special resolution but not if there are reasonable grounds for believing that, after the reduction, (i) the corporation would be unable to pay its liabilities as they become due; or (ii) the realizable value of the corporation's assets would be less than its liabilities.

Shareholder Proposals

The BCBCA includes a more detailed regime for shareholders' proposals than the OBCA. For example, a person submitting a proposal must have been the registered or beneficial owner of one or more voting shares for at least two years before signing the proposal. In addition, the proposal must be signed by shareholders who, together with the submitter, are registered or beneficial owners of (i) at least 1% of the corporation's voting shares, or (ii) shares with a fair market value exceeding an amount prescribed by regulation (at present, C$2,000).

The OBCA allows shareholders entitled to vote or a beneficial owner of shares that are entitled to be voted to submit a notice of a proposal.

Compulsory Acquisition

The OBCA provides a right of compulsory acquisition for an offeror that acquires 90% of the target securities pursuant to a take-over bid or issuer bid, other than securities held at the date of the bid by or on behalf of the offeror.

Investigation/Appointment of Inspectors

Under the BCBCA, a corporation may appoint an inspector by special resolution. Shareholders holding at least 20% of the issued shares of a corporation may apply to the court for the appointment of an inspector. The court must consider whether there are reasonable grounds for believing there has been oppressive, unfairly prejudicial, fraudulent, unlawful or dishonest conduct.

Under the OBCA, shareholders can apply to the court for the appointment of an inspector. Unlike the BCBCA, the OBCA does not require an applicant to hold a specified number of shares.

Shareholders will be asked at the Annual Meeting to consider, and, if thought appropriate, to pass, with or without variation, the following special resolution:

Special Resolution

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The shareholders will be asked to approve the Continuance by passing at the Annual Meeting the Continuance Resolution substantially in the form set forth below:

“BE IT HEREBY RESOLVED AS A SPECIAL RESOLUTION OF INTERNATIONAL BATTERY METALS LTD. (THE “COMPANY”) THAT:

1.
The continuance (the “Continuance”) of the Company out of the Province of British Columbia and into the Province of Ontario under the Business Corporations Act (Ontario) (the “OBCA”) is hereby authorized and approved;
2.
The Company is hereby authorized to make application to the Registrar of Companies for British Columbia for authorization to permit the Continuance in accordance with section 308 of the Business Corporations Act (British Columbia) (the “BCBCA”);
3.
Pursuant to section 308 of the BCBCA, the Board of Directors of the Company be and is hereby authorized, directed and empowered to make application pursuant to section 180 of the OBCA to the Director under the OBCA for a certificate of continuance continuing the Company under the OBCA under the name “International Battery Metals Ltd.”, or such other name as the Board, in its sole discretion and subject to applicable regulatory approval, determines to be appropriate;
4.
Notwithstanding that this special resolution has been duly passed by the shareholders of the Company, the Board of Directors is hereby authorized, at its discretion, to determine, at any time, to proceed or not proceed with the Continuance and to abandon the application for continuance of the Company at any time prior to the implementation of the Continuance without further approval of the shareholders of the Company;
5.
Effective upon issuance of the certificate of continuance, the Company is hereby authorized and directed to adopt the New Articles and the New By-laws in substantially the forms attached to this Information Circular/Proxy Statement as Appendix “C” and Appendix “D”, respectively, with such amendments, modifications and alterations thereto as the board of directors of the Company may approve in order to comply with the requirements of the OBCA, in substitution for the current notice of articles and Articles of the Company and all amendments to the current notice of articles and Articles of the Company reflected therein are adopted and confirmed;
6.
Pursuant to section 125(3) of the OBCA, the directors of the Company are hereby empowered to determine from time to time by resolution the number of directors of the Company and the number of directors of the Company to be elected at annual meetings of the shareholders of the Company; and
7.
Any director or officer of the Company is hereby authorized to execute (whether under the corporate seal of the Company or otherwise) and deliver all such documents and to do all such other acts and things as such director or officer may determine to be necessary or advisable in connection with the foregoing resolutions (including, without limitation, the execution and filing of such Articles of Continuance and of certificates or other assurances that the Continuance will not adversely affect creditors or shareholders of the Company), the execution of any such document or the doing of any such other act or thing by any director or officer of the Company being conclusive evidence of such determination.”

Required Vote and Board Recommendation

To be effective, the Continuance Resolution must be passed by two-thirds (66 2/3%) of the votes cast. Unless otherwise directed, management intends to vote such proxies in favor of the resolution approving the Continuance.

The Board has reviewed the terms of the Continuance and concluded that it is in the best interests of the Company to proceed with the Continuance. The Board recommends that the shareholders vote “FOR” Proposal 5.

Irrespective of whether the Continuance Resolution is passed by the shareholders of the Company, the majority of the Board may elect not to proceed with the Continuance.

Section 309 of the BCBCA gives to registered shareholders who object to the Continuance the right of dissent provided under section 238 of the BCBCA under Division 2 of Part 8 in respect of the Continuance and to be paid the fair value of their Common Shares determined as of the day before the resolution approving the Continuance was passed. See “Dissent Right to the Continuance” below for details of this dissent right.

Dissent Right to the Continuance

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The following is only a summary of the dissent rights applicable to the Continuance under the Dissent Provisions, which are technical and complex. The summary is not a comprehensive statement of the procedures to be followed by a shareholder who seeks to exercise the Dissent Rights and is qualified in its entirety by the complete text of the Dissent Provisions, which are attached to this Information Circular/Proxy Statement as Schedule “E”. A shareholder who intends to exercise Dissent Rights in respect of the Continuance Resolution should carefully review, consider and comply with the Dissent Provisions. Additionally, persons who are beneficial owners of shares registered in the name of a broker, custodian, nominee or other intermediary, or in some other name, should contact the registered shareholder for assistance in exercising the Dissent Rights.

Division 2 of Part 8 of the BCBCA (the “Dissent Provisions”) provides that a shareholder of the Company, whether or not such shareholder’s shares carry the right to vote, has the right to dissent from the Continuance Resolution (“Dissent Rights”). A shareholder who validly exercises the Dissent Rights, in accordance with the Dissent Provisions, will be entitled, if the Continuance is completed, to be paid the payout value of the dissenting shareholder’s Common Shares determined in accordance with the Dissent Provisions.

A shareholder who wishes to exercise the Dissent Rights must give written notice of dissent (a “Dissent Notice”) to the Company by depositing the Dissent Notice with the Company, or by mailing it to the Company by registered mail at 12 Greenway Plaza, Suite 1100, Houston, Texas 77046, marked to the attention of the Corporate Secretary, not later than two business days before the Annual Meeting. A shareholder who wishes to exercise the Dissent Rights must prepare a separate Dissent Notice for: (i) the shareholder, if the shareholder is dissenting on its own behalf, and (ii) each person who beneficially owns Common Shares in the shareholder’s name and on whose behalf the shareholder is dissenting. To be valid, a Dissent Notice must:

(a) identify in each Dissent Notice the person on whose behalf dissent is being exercised;

(b) set out the number of Common Shares in respect of which the shareholder is exercising the Dissent Rights (the “Notice Shares”), which number cannot be less than all of the Common Shares held by a beneficial owner on whose behalf the Dissent Rights are being exercised, if any;

(c) if the Notice Shares constitute all of the Common Shares of which the dissenting shareholder is both the registered owner and beneficial owner and the dissenting shareholder owns no other Common Shares as beneficial owner, a statement to that effect;

(d) if the Notice Shares constitute all of the Common Shares of which the dissenting shareholder is both the registered and beneficial owner but the dissenting shareholder owns other shares of the Company as beneficial owner, a statement to that effect, and (i) the names of the registered owners of those other shares, (ii) the number of those other shares that are held by each of those registered owners, and (iii) a statement that Notices of Dissent are being or have been sent in respect of all those other shares; and

(e) if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and the name of the beneficial owner, and the dissenting shareholder must dissent with respect to all of the Common Shares, registered in the shareholder’s name, of which the beneficial owner is the beneficial owner.

The giving of a Dissent Notice does not deprive a dissenting shareholder of the shareholder’s right to vote at the Annual Meeting, however, a shareholder is not entitled to exercise the Dissent Rights with respect to any Common Shares if the shareholder votes (or instructs or is deemed, by submission of an incomplete proxy or otherwise, to have instructed the shareholder’s proxyholder to vote) in favour of the Continuance Resolution. A vote against the Continuance Resolution or the execution or exercise of a proxy does not constitute a Dissent Notice. A dissenting shareholder, however, may vote as a proxy for a shareholder whose proxy required an affirmative vote, without affecting the shareholder’s right to exercise the Dissent Rights. If the Company intends to act on the authority of the Continuance Resolution, it must send a notice (the “Notice to Proceed”) to the dissenting shareholder promptly after the later of:

(a) the date on which the Company forms the intention to proceed with the Continuance; and

(b) the date on which the Dissent Notice was received.

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If the Company has acted on the Continuance Resolution it must promptly send a Notice to Proceed to the dissenting shareholder. The Notice to Proceed must be dated not earlier than the date on which it is sent and state that the Company intends to act or has acted on the authority of the Continuance Resolution and advise the dissenting shareholder of the manner in which dissent is to be completed. On receiving a Notice to Proceed, the dissenting shareholder is entitled to require the Company to purchase all of the Common Shares in respect of which the Dissent Notice was given.

A dissenting shareholder who receives a Notice to Proceed, and who wishes to proceed with the dissent, must send to the Company or to the Transfer Agent within one month after the date of the Notice to Proceed:

(a) a written statement that the dissenting shareholder requires the Company to purchase all of the Notice Shares;

(b) the certificates, if any, representing the Notice Shares; and

(c) if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a written statement signed by the beneficial owner setting out whether the beneficial owner is the beneficial owner of other Common Shares and if so, setting out (i) the names of the registered owners of those other Common Shares, (ii) the number of those other Common Shares that are held by each of those registered owners, and (iii) that dissent is being exercised in respect of all of those other Common Shares, whereupon the Company is bound to purchase them in accordance with the Dissent Notice.

The Company and the dissenting shareholder may agree on the amount of the payout value of the Notice Shares and in that event, the Company must either promptly pay that amount to the dissenting shareholder or send a notice to the dissenting shareholder that the Company is unable lawfully to pay dissenting shareholders for their Common Shares as the Company is insolvent or the payment would render the Company insolvent. If the Company and the dissenting shareholder do not agree on the amount of the payout value of the Notice Shares, the dissenting shareholder or the Company may apply to the Supreme Court of British Columbia (the “Court”) and the Court may:

(a) determine the payout value of the Notice Shares or order that the payout value of the Notice Shares be established by arbitration or by reference to the registrar or a referee of the Court;

(b) join in the application each dissenting shareholder who has not agreed with the Company on the amount of the payout value of the Notice Shares; and

(c) make consequential orders and give directions it considers appropriate.

Promptly after a determination of the payout value of the Notice Shares has been made, the Company must either pay that amount to the dissenting shareholder or send a notice to the dissenting shareholder that the Company is unable lawfully to pay dissenting shareholders for their Common Shares as the Company is insolvent or the payment would render the Company insolvent. If the dissenting shareholder receives a notice that the Company is unable to lawfully pay dissenting shareholders for their Common Shares, the dissenting shareholder may, within 30 days after receipt, withdraw the shareholder’s Dissent Notice. If the Dissent Notice is not withdrawn, the dissenting shareholder remains a claimant against the Company to be paid as soon as the Company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the Company but in priority to the shareholders.

A dissenting shareholder who:

(a) properly exercises the Dissent Rights by strictly complying with all of the Dissent Provisions required to be complied with by a dissenting shareholder, will cease to have any rights as a shareholder other than the right to be paid the fair value of such shareholder’s Common Shares in accordance with the Dissent Provisions; or

(b) seeks to exercise the Dissent Rights, but who for any reason does not properly comply with each of the Dissent Provisions required to be complied with by a dissenting shareholder loses such right to dissent.

A dissenting shareholder may not withdraw a Dissent Notice without the consent of the Company. A dissenting shareholder may, with the written consent of the Company, at any time prior to the payment to the dissenting shareholder of the full amount of money to which the dissenting shareholder is entitled, abandon such dissenting shareholder’s dissent to the Continuance by giving written notice to the Company withdrawing the Dissent Notice, by depositing such notice with the

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Company, or mailing it to the Company by registered mail, at 12 Greenway Plaza, Suite 1100, Houston, Texas 77046, marked to the attention of the Corporate Secretary.

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PROPOSAL 6

Authorizing the Directors to Determine the Number of Directors

The Board presently consists of six (6) directors and is seeking to elect five (5) directors at the Meeting. If the Continuance is effected, it is proposed that the directors be empowered to determine from time to time the number of directors of the Company, to be approved by way of a special resolution of Shareholders. The Directors currently have this ability under the Articles.

Special Resolution

Shareholders will be asked at the Meeting to consider, and, if thought appropriate, to pass, with or without variation, the following special resolution:

“BE IT HEREBY RESOLVED as a special resolution of International Battery Metals Ltd. (the “Company”) that, pursuant to section 125(3) of the Business Corporations Act (“Ontario”) (the “OBCA”), the directors of the Company are hereby empowered to determine from time to time by resolution the number of directors of the Company and the number of directors of the Company to be elected at annual meetings of the Shareholders of the Company.”

Required Vote and Board Recommendation

To be effective, Proposal 6 must be passed by two-thirds (66 2/3%) of the votes cast. Unless otherwise directed, management intends to vote such proxies in favor of the resolution approving Proposal 6.

The Board has reviewed the terms of Proposal 6 and concluded that it is in the best interests of the Company to proceed with Proposal 6. The Board recommends that the shareholders vote “FOR” Proposal 6.

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PROPOSAL 7

APPOINTMENT OF AUDITORS AND RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027. Shareholders will be asked to appoint Grant Thornton LLP as auditors of the Company to hold office until the close of the next annual meeting of shareholders and to authorize the directors to fix the remuneration of the auditors. In addition, management is submitting the selection of Grant Thornton LLP to the shareholders for ratification as a matter of good corporate practice. Grant Thornton LLP has never audited the Company’s financial statements. Representatives of Grant Thornton LLP are not expected to be present at the Annual Meeting and will not have an opportunity to respond to questions from the shareholders.

On June 24, 2026, the Audit Committee approved the engagement of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2027, replacing CBIZ CPAs P.C. (formerly Marcum LLP), which served as the Company's independent registered public accounting firm for the fiscal years ended March 31, 2025 and 2024. The decision to change the Company's independent registered public accounting firm was not the result of any disagreement between the Company and CBIZ CPAs P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The reports of CBIZ CPAs P.C. on the Company's financial statements for the fiscal years ended March 31, 2026 and 2025 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports contained an explanatory paragraph regarding the Company's ability to continue as a going concern. During the fiscal years ended March 31, 2026 and 2025 and through the date of CBIZ CPAs P.C.'s dismissal, there were no "disagreements" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and CBIZ CPAs P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CBIZ CPAs P.C., would have caused CBIZ CPAs P.C. to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements.

Under applicable Canadian corporate law, the shareholders of the Company appoint the auditors at each annual meeting of shareholders and authorize the directors to fix the auditors' remuneration. While neither the Company’s Articles nor U.S. law require shareholder ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm, the Audit Committee is also submitting the selection to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

Audit Committee Oversight

At no time since the commencement of the Company's most recently completed financial year was a recommendation by the Audit Committee to nominate or compensate external auditors not adopted by the Board. The Audit Committee has reviewed the nature and amount of the non-audited services provided by CBIZ CPAs P.C., (formerly Marcum LLP) to the Company to ensure auditor independence.

Reliance on Certain Exemptions

During the most recently completed financial year, the Company has not relied on the exemptions contained in sections 2.4 or 8 of National Instrument 52-110 - Audit Committees (“NI 52-110”).

Section 2.4 provides an exemption from the requirement that the Audit Committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of all the non-audit services not pre-approved is reasonably expected to be no more than 5% of the total fees payable to the auditors in the fiscal year in which the non-audit services were provided, the Company did not recognize the services as non-audit services at the time of engagement, and the services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

Section 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of NI 52-110 in whole or in part.

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Audit, Audit-Related, Tax, and Other Fees

The following table sets forth the aggregate fees billed or expected to be billed by CBIZ CPAs P.C. (formally Marcum LLP), for professional services rendered in connection with the fiscal years ended March 31, 2026 and 2025.

Nature of Services	FY 2026	FY 2025
Audit Fees (1)	$241,300	$285,528
Audit-Related Fees(2)	85,268	113,300
Tax Fees	-	-
All Other Fees	-	-
Total	$326,568	$398,828

(1)
Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of the Company’s annual financial statements, the review of the Company’s interim financial statements included in quarterly reports, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.
(2)
Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” For the fiscal years ended March 31, 2026 and 2025, audit-related fees consisted of SEC filings and consents, and accounting consultations on matters addressed during the audit or interim reviews.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve the scope of all audit and non-audit services rendered by the Company’s independent registered public accounting firm. Audit services and permitted non-audit services must be pre-approved by the full Audit Committee.

Vote Required and Board Recommendation

The majority of the votes cast (50% plus 1) by the shareholders present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to appoint Grant Thornton LLP as the Company's auditors, to authorize the directors to fix the remuneration of the auditors, and to ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027.

The Board recommends that you vote “FOR” Proposal 7.

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AUDIT COMMITTEE REPORT

The Audit Committee oversees the accounting and financial reporting processes of the Company on behalf of the Board. Management has primary responsibility for the Company’s consolidated financial statements, financial reporting process and internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the PCAOB (United States) and evaluating the effectiveness of internal controls and issuing reports thereon. The Audit Committee’s responsibility is to select the independent auditors (subject to approval of the full Board) and monitor and oversee the accounting and financial reporting processes of the Company, including the Company’s internal control over financial reporting, and the audits of the consolidated financial statements of the Company’s.

During the fiscal year ended March 31, 2026 and the first quarter of fiscal 2027, the Audit Committee regularly met and held discussions with management and CBIZ CPAs P.C. , the independent registered public accounting firm. In the discussions related to the Company’s audited consolidated financial statements for fiscal 2026, management represented to the Audit Committee that such consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee reviewed and discussed with management and CBIZ CPAs P.C. the audited consolidated financial statements, management’s annual report on internal control over financial reporting.

In fulfilling its responsibilities, the Audit Committee discussed with CBIZ CPAs P.C. those matters required to be discussed by the independent auditors with the Audit Committee under PCAOB Auditing Standard No. 1301 (Communications with Audit Committees), as modified or supplemented. In addition, the Audit Committee received from the independent auditors the written disclosures and the letter required by the applicable requirements of the PCAOB regarding CBIZ CPAs P.C. communications with the Audit Committee concerning independence, and the Audit Committee discussed with CBIZ CPAs P.C. the firm’s independence. In connection with this discussion, the Audit Committee also considered whether the provision of specific non-audit services by the independent auditor is compatible with maintaining its independence and believes that the services provided by CBIZ CPAs P.C. for 2026 were compatible with, and did not impair, its independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our annual report on Form 10-K for fiscal year ended March 31, 2026, for filing with the SEC (www.sec.gov); and on SEDAR+ (www.sedarplus.com).

This report has been furnished by the members of the Audit Committee:

James M. Schultz, John Souther, and Scott Colangelo

September 29, 2026

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report and the Compensation Committee Report above shall not be incorporated by reference into this proxy statement.

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OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their best judgment.

Shareholder Proposals

To be considered for inclusion in the Company’s proxy materials for next year’s annual meeting of shareholders, your proposal must be delivered in writing to the attention of the Secretary of International Battery Metals Ltd. at 12 Greenway Plaza, Ste 1100, Houston, Texas 77027. The deadline after which date the notice of a shareholder proposal submitted is 90 days before the 2026 annual meeting. The deadline for submitting nominees for inclusion in the Company’s Information Circular/Proxy Statement as they relate to the inclusion of shareholder director nominees in the Company’s proxy materials for the Company’s next annual meeting of the shareholders to be held in 2026 is currently no earlier than 65 days and no less than 30 days before the date of the 2027 annual meeting; provided, however, that if the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the 10th day following such public announcement. However, if the Advance Notice Amendment Resolution at the Annual Meeting, then the deadline will be not less than 90 days nor more than 120 days prior to the first anniversary of the immediate preceding annual meeting of shareholders; provided, however, that in the event that no annual meeting of shareholders was held in the previous year or the annual meeting of shareholders is to be held on a date that is not within 30 days before or after such anniversary date, notice by the Nominating Shareholder may be made not later the close of business on the tenth(10th) day following the day on which the first public announcement (as defined below) of the date of the annual meeting of shareholders was made.

If you wish to submit a solicitation of proxies in support of director nominees other than the Company’s nominees pursuant to Rule 14a-19 for the Company’s next annual meeting, notice to us must be made no later than September 21, 2027 (60 days before the anniversary of the 2026 Annual Meeting). Any dissenting shareholder should comply with the additional requirements of a proper notice under Rule 14a-19, which includes the statement that a dissident using the universal proxy rule intends to solicit 67% of the outstanding voting shares entitled to vote on the election of directors. You are also advised to review the Company’s Articles and NI 51-102, which contain additional requirements about advance notice of shareholder proposals, director nominations and proxy solicitation requirements.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials or other Annual Meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials or other Annual Meeting materials to those convenience for shareholders and cost savings for companies.

A number of brokers with account holders who are International Battery Metals Ltd. Shareholders will be “householding” the Company’s proxy materials. A single set of proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials or set of annual meeting materials, please notify your broker or International Battery Metals Ltd. Direct your written request to International Battery Metals Ltd., Attn: Secretary, 12 Greenway Plaza, Ste 1100, Houston, Texas 77027, or contact our International Battery Metals Ltd. by telephone at (832) 683-8839. Shareholders who receive multiple sets of proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

By Order of the Board of Directors

James Garrett Galloway CEO and Director

A copy of the Company’s Audited Consolidated Financial Statements for the years ended March 31, 2026 and 2025 and Annual Management Discussion and Analysis for the years ended March 31, 2026 and 2025 are available online by visiting www.ibatterymetals.com/investors, the SEC (www.sec.gov); or SEDAR+ at www.sedarplus.com and available without charge upon written request to: Corporate Secretary, International Battery Metals Ltd., P.O. Box, Houston, TX 77227.

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IBAT International Battery Metals Computershare 320 Bay Street, 14th Floor Toronto, ON M5H 4A6 www.computershare.com 000001, Mr A Sample Designation (if any) Add1 Add2 add3 add4 add5 add6 Security Class Holder Account Number C1234567890 XXX Form of proxy - Annual General and Special Meeting to be held on November 20, 2026 This Form of Proxy is solicited By and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof, if you wish to appoint a person or company other than the management nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation you are required to provide your name and designation of offk:e, e.g., ABC Inc. per John Smith, President. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Fold Proxies submitted must be received by 1:00 pm, CST, on November 18, 2026. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet To Receive Documents Electronically Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free Go to the following web site: www.investorvote.comSmartphone? Scan the QR code to vote now. You can enroll to receive fuwre securityholder communications electronically by visiting www.investorcentre.com. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporruion or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint aperson as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 123456789012345 CPUQC01. E.INT/000001/i1234

+ MR SAM SAMPLE C1234567890 + XXX 123 Appointment of Proxyholder I/We being holder(s) of securities of International Battery Metals Ltd. (the "Company") hereby appoint: Garrett Galloway, or failing this person, Norma L Garcia, or failing this person, Michael Rutledge (the "Management Nominees·) OR Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. as my/our proxyholder with full power of substitution and lo attend, act and to vole for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General and Special Meeting of shareholders of the company to be held at the offices of the Company at 12 Greenway Plaza, ste 1100, Houston, Texas 77046 on November 20, 2026 at 1:00 pm, CST and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. For Against 1. Number of Directors Setting the number of Directors at five (5). 2. Election of Directors For Withhold 01. James Schultz 04. John Souther For Withhold 02. Keith Solar 05. Scott Colangelo For Withhold 03. Jacob Warnock 3. Appointment of Auditors To ratify the selection by the Audit committee of the Board of Directors of Grant Thornton LLP as the independent registered public accounting firm of the company for its fiscal year ending March 31, 2027 and authorizing the Directors to fix their remuneration. For Withhold 4. Approval of the Consolidation Resolution - Approval of the consolidation Resolution For Against 5. Approval of the Advance Notice Amendment Resolution Approval of the Advance Notice Amendment Resolution 6. Approval of the Preferred Shares Amendment Resolution Approval of the Preferred Shares Amendment Resolution 7. Approval of the Company's Continuance From British Columbia to Ontario To consider and, if thought appropriate, to pass, with or without variation, a special resolution to approve the continuance of the company from the laws of British Columbia lo a corporation continued under the laws of Ontario under the name "International Battery Metals Ltd." or such other name as the Board, in its sole discretion and subject to applicable regulatory approval, determines to be appropriate (the "Continuance Resolution"),as more fully described in the Circular. 8. Authorizing the Directors to Determine the Number of Directors Signature of Proxyholder Signature(s) Date I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect lo the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. Signing capacity Interim Financial Statements – Mark this box if you would like to receive interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and Management's Discussion and Analysis Information Circular - Mark this box if you would like to receive the Information Circular for the next Securityholder’s meeting. If you are net mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.RHDQ 027D5C 396912 xxxx Url 999999999999 +

SCHEDULE “A”

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of International Battery Metals Ltd., (the “Company”) shall assist the Board in its general oversight responsibilities of the Company’s accounting and financial reporting process, the audit of the Company’s financial statements, the internal control over financial reporting of the Company and other enterprise-wide risks. In fulfilling its oversight responsibilities, the Committee assists the Board by reviewing:

•
the qualifications, independence and performance of the independent auditors;
•
the qualifications and performance of the internal audit function;
•
the quality and integrity of the financial statements and the effectiveness of internal control over financial reporting; and
•
the Company’s risk management practices.

It is not the duty of the Committee to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles (“GAAP”), to determine that the Company’s internal control over financial reporting is effective or to plan or conduct audits. These are the responsibilities of management and the independent auditors.

Committee Composition

The Committee shall consist of at least three members, comprised solely of independent directors meeting the requirements of Section 1.4 and 1.5 of National Instrument 52-110, applicable Securities and Exchange Commission (“SEC”) and NASDAQ rules. Each member of the Committee must be able to read and understand fundamental financial statements, including a Company's balance sheet, income statement, and cash flow statement and at least one member of the Committee shall be an “audit committee financial expert” as defined in the rules and regulations of the SEC, as such qualifications are interpreted by the Board in its business judgment, including based on the recommendations of the Corporate Governance and Nominating Committee. Committee members shall also meet any additional standards for membership established by the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee shall recommend to the Board nominees for appointment to the Committee. Committee members may be removed, with or without cause, by the Board at any time. The Corporate Governance and Nominating Committee shall recommend to the Board, and the Board shall designate, the Chair of the Committee.

Authority and Responsibilities

In addition to any other responsibilities that may be assigned from time to time by the Board, to fulfill its responsibilities and duties, the Committee shall:

Independent Auditors

•
Be directly responsible for the appointment (taking into account the vote on shareholder ratification), compensation, retention, and oversight of the independent auditors engaged to perform the audits of the Company’s financial statements and internal control over financial reporting (including resolution of disagreements, if any, between management and the independent auditors regarding financial reporting). The independent auditors shall report directly to the Committee.
•
Pre-approve all audit, audit-related and permissible non-audit services to be provided by the independent auditors either before the independent auditors are engaged to render such services or pursuant to pre-approval policies and procedures established by the Committee. The Committee may delegate its authority to pre-approve services to one or more Committee members, provided that such designees present any such approvals to the full Committee at the next regularly scheduled “In Person” Committee meeting.
•
Review the independent auditors’ annual audit plan and approve the terms of the engagement letter.

•
Evaluate the independent auditors’ qualifications, performance and independence. As part of such evaluation:
o
receive information from the independent auditors describing the independent auditors’ internal quality-control procedures;
o
receive information from the independent auditors describing any material issues raised by (i) the most recent internal quality-control review or Public Company Accounting Oversight Board inspection of the auditing firm, including matters relating to their audits of internal control over financial reporting; or (ii) any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues;
o
receive assurance from independent auditors as to compliance with the applicable requirements of Section 10A of the Securities Exchange Act of 1934;
o
at least annually, obtain a written statement from the independent auditors describing all relationships between the independent auditors and the Company consistent with applicable requirements of the Public Company Accounting Oversight Board; actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the independent auditors; and take, or recommend that the Board take, appropriate action to oversee the independence of the independent auditors; and
o
review the Company’s hiring policies and practices with respect to current or former employees of the independent auditors.

Internal Auditors

•
At least annually, review the performance and responsibilities of the Company’s internal audit function, approve the internal audit function’s budget, staffing and audit plan, and review the results of internal audit activities.
•
Approve the charter for the Company’s internal audit function.
•
Consult with management regarding the appointment and retention of the head of Internal Audit.

Financial Statements, Disclosure Matters and Internal Control over Financial Reporting

•
Review, in conjunction with management, the Company’s policies generally with respect to earnings press releases and financial information and earnings guidance (if any) provided to analysts and rating agencies, including the use of non-GAAP financial information.
•
Review with management, the internal auditors and the independent auditors:
o
the Company’s annual audited financial statements and disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to the filing of the Company’s Form 10-K. As part of such review, the Committee will obtain a report from the independent auditors on those matters required pursuant to SEC Regulation S-X Rule 2-07;
o
the annual management assessment and audit of the effectiveness of internal control over financial reporting, including the Company’s disclosures under “Management’s Annual Report on Internal Control Over Financial Reporting,” prior to the filing of the Company’s Form 10-K;
o
the Company’s quarterly financial statements and disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to the filing of the Company’s Form 10-Q; and
o
the Company’s quarterly and annual earnings press releases prior to their publication.
•
Monitor, in conjunction with the Company’s principal executive officer and principal financial officer, the Company’s internal control over financial reporting (including compliance with applicable laws and regulations) and disclosure controls and procedures. Items monitored with respect to each of these matters include any significant deficiencies or material weaknesses in the design or operation of such controls and procedures, any corrective actions taken with regard to such deficiencies and weaknesses, and any fraud involving management or other employees with a significant role in such controls and procedures.
•
Review and discuss with the independent auditors those matters required to be discussed with the Committee by the auditors pursuant to PCAOB AS 1301.
•
Recommend to the Board that the annual audited financial statements be included in the Company’s Form 10-K for filing with the SEC.
•
Prepare the audit committee report that SEC rules require to be included in the Company’s annual proxy statement.

Compliance Oversight and Other Responsibilities

•
Review (and approve, if applicable) transactions presented to the Committee under the Company’s Related Party Transactions Policy
•
Review the Company’s policies, practices and assessments with respect to significant financial risks and significant business risks relating to cybersecurity and business continuity, including discussing with management such risk exposures and steps taken to monitor and manage such exposures.
•
Review the Company’s processes and practices with respect to enterprise risk assessment and management.
•
Establish, and oversee compliance with, procedures for:
o
the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and
o
the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
•
The Committee shall have oversight responsibility for the Company’s compliance and safety matters, including monitoring related risks, policies and internal controls to ensure adherence to applicable laws, regulations, and corporate standards.
•
Report to the Board periodically. This report shall include a review of any recommendations or issues that arise with respect to the qualifications, independence and performance of the independent auditors, the qualifications and performance of the internal audit personnel and function, the quality and integrity of the Company’s financial statements and the effectiveness of internal control over financial reporting, and any other matters that the Committee deems appropriate or is requested to be included by the Board.
•
At least annually, evaluate its own performance and report to the Board on such evaluation.
•
Annually review, update and assess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Meetings of the Committee

The Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this Charter, but not less frequently than quarterly. The Chair of the Committee, in consultation with the other Committee members and management, shall determine the frequency and length of the Committee meetings and develop meeting agendas consistent with this Charter.

The Committee shall meet (i) separately, periodically, with each of management, internal auditors or other personnel responsible for the internal audit function, and the independent auditors, and (ii) as determined by the Chair of the Committee, periodically without management present.

All such meetings may be conducted in person, by teleconference or by other communication equipment by means of which all persons participating in the meeting can hear each other. In lieu of a meeting, the Committee may also act by unanimous written consent. As necessary or desirable, the Committee may request that members of the Board, the Company’s management and Company advisors be present at meetings of the Committee.

Other Committee Authority

The Committee is authorized (without seeking Board approval) to address any matter brought to its attention with full access to funding and all books, records, facilities and personnel of the Company and is authorized to retain independent counsel or other advisors and may request any officer or employee of the Company or the Company’s independent auditors or outside counsel to meet with any members of, or advisors to, the Committee.

The Committee may delegate its authority to subcommittees or the Chair of the Committee when it deems appropriate and in the best interests of the Company.

Approved by the Board of Directors on September 25, 2025.

SCHEDULE “B”

TEXT OF PROPOSED AMENDMENTS TO THE ARTICLES

Amendments to Section 14.2

1.
Section 14.2(3) is deleted in its entirety and replaced with the following:

“(3) To be timely, a Notice of Nominee sent by a Nominating Shareholder must be:

a.
in the case of an annual meeting of shareholders, given not less than 90 nor more than 120 days prior to the first anniversary of the immediate preceding annual meeting of shareholders; provided, however, that in the event that no annual meeting of shareholders was held in the previous year or the annual meeting of shareholders is to be held on a date that is not within 30 days before or after such anniversary date, notice by the Nominating Shareholder may be made not later the close of business on the tenth (10th) day following the day on which the first public announcement (as defined below) of the date of the annual meeting of shareholders was made; and
b.
in the case of a special general meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), given not later than the close of business on the sixtieth (60th day prior to the date of the special meeting provided however, in the event that less than 70 days notice of the date of the special meeting of shareholders is given or made to shareholders, notice by the Nominating Shareholder must be made not later than the close of business on the tenth (10th) day following the day on which the first public announcement (as defined below) of the date of the special meeting of shareholders is made.”
2.
Section 14.2(7)(a) is deleted in its entirety and replaced with the following:
a.
““public administration” means disclosure in a press release disseminated by the Company through a national new service in Canada, or in a document filed by or on behalf of the Company under its profile on (i) the system of Electronic Document Analysis and Retrieval at www.sedarplus.comand (ii) the Electronic Data Gathering, Analysis and Retrieval System (EDGAR) at www.sec.gov/edgar; and”

Amendments to Part 27 and Part 28

The following Part 27 and Part 28 are added to the Articles:

27. SPECIAL RIGHTS AND RESTRICTIONS ATTACHED TO COMMON SHARES

27.1 COMMON SHARE SPECIAL RIGHTS AND RESTRICTIONS The Common Shares Without Par Value (the “Common Shares”) have attached to them the special rights and restrictions set out in this Article 27.

27.2 PAYMENT OF DIVIDENDS The holders of the Common Shares will be entitled to receive dividends if, as and when declared by the board of directors of the Company out of the assets of the Company properly applicable to the payment of dividends in such amounts and payable in such manner as the board of directors of the Company may from time to time determine. Subject to the rights of the holders of any other class of shares of the Company entitled to receive dividends in priority to the holders of the Common Shares, the board of directors of the Company may in its sole discretion declare dividends on the Common Shares to the exclusion of any other class of shares of the Company.

27.3 PARTICIPATION UPON LIQUIDATION, DISSOLUTION OR WINDING UP Subject to the rights of the holders of any other class of shares of the Company, the holders of Common Shares shall be entitled to receive the remaining property of the Company in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or upon any other return of capital or distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs.

27.4 VOTING RIGHTS The holders of the Common Shares will be entitled to receive notice of and to attend all meetings of the shareholders of the Company and to one vote in respect of each Common Share held at all such meetings, except for meetings at which or for matters with respect to which only holders of another specified class or series of shares of the Company are entitled to vote separately as a class or series.

28. SPECIAL RIGHTS AND RESTRICTIONS ATTACHED TO PREFERRED SHARES

28.1 VOTING PREFERRED SHARES ISSUABLE IN SERIES (1) The Voting Preferred Shares Without Par Value (the “Voting Preferred Shares”) may include one or more series and, subject to the Business Corporations Act, the directors may, by resolution, if none of the shares of that particular series are issued, alter the Articles of the Company and authorize the alteration of the Notice of Articles of the Company, as the case may be, to do one or more of the following: (a) create a series of the Voting Preferred Shares or, in the event no Voting Preferred Shares of a series are outstanding, terminate any series of Voting Preferred Shares; (b) determine the maximum number of shares of any of those series of Voting Preferred Shares that the Company is authorized to issue, determine that there is no such maximum number, or alter any determination made under this paragraph (a) or otherwise in relation to a maximum number of those shares; (c) create an identifying name by which the shares of any of those series of Voting Preferred Shares may be identified, or alter any identifying name created for those shares; and (d) attach or alter special rights or restrictions (and designate or alter any qualifications, conditions, limitations or restrictions with respect to any such rights or restrictions and any circumstances in which any such rights, restrictions or any such qualifications, conditions, limitations or restrictions with respect thereto may change or adjust in the future) to the shares of any of those series of Voting Preferred Shares, including, but without limiting or restricting the generality of the foregoing, special rights or restrictions with respect to: (i) the rate, amount, method of calculation and payment (whether in cash or otherwise) of any dividends, whether cumulative, partly cumulative or non-cumulative, and whether such rate, amount, method of calculation or payment (whether in cash or otherwise) is subject to change or adjustment in the future; (ii) any rights upon a dissolution, liquidation or winding-up of the Company or upon any other return of capital or distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs; (iii) any rights of redemption, retraction or purchase for cancellation and the prices and terms and conditions of any such rights; (iv) any rights of conversion, exchange or reclassification and the terms and conditions of any such rights; (v) any rights to vote; and (vi) any other special rights or restrictions, not inconsistent with these share provisions, attaching to such series of Voting Preferred Shares. (2) No special rights or restrictions attached to any series of Voting Preferred Shares shall confer upon the shares of such series a priority over the shares of any other series of Voting Preferred Shares in respect of dividends or a return of capital in the event of the dissolution of the Company or on the occurrence of any other event that entitles the shareholders holding the shares of all series of the Voting Preferred Shares to a return of capital. The Voting Preferred Shares of each series shall, with respect to the payment of dividends and the distribution of assets or return of capital in the event of dissolution or on the occurrence of any other event that entitles the shareholders holding the shares of all series of the Voting Preferred Shares to a return of capital, rank on a parity with the shares of every other series.

28.2 NON-VOTING PREFERRED SHARES ISSUABLE IN SERIES (1) The Non-Voting Preferred Shares Without Par Value (the “Non-Voting Preferred Shares”) may include one or more series and, subject to the Business Corporations Act, the directors may, by resolution, if none of the shares of that particular series are issued, alter the Articles of the Company and authorize the alteration of the Notice of Articles of the Company, as the case may be, to do one or more of the following: (a) create a series of the Non-Voting Preferred Shares or, in the event no Non-Voting Preferred Shares of a series are outstanding, terminate any series of Non-Voting Preferred Shares; (b) determine the maximum number of shares of any of those series of Non-Voting Preferred Shares that the Company is authorized to issue, determine that there is no such maximum number, or alter any determination made under this paragraph (a) or otherwise in relation to a maximum number of those shares; (c) create an identifying name by which the shares of any of those series of Non-Voting Preferred Shares may be identified, or alter any identifying name created for those shares; and (d) attach or alter special rights or restrictions (and designate or alter any qualifications, conditions, limitations or restrictions with respect to any such rights or restrictions and any circumstances in which any such rights, restrictions or any such qualifications, conditions, limitations or restrictions with respect thereto may change or adjust in the future) to the shares of any of those series of Non-Voting Preferred Shares, including, but without limiting or restricting the generality of the foregoing, special rights or restrictions with respect to: (i) the rate, amount, method of calculation and payment (whether in cash or otherwise) of any dividends, whether cumulative, partly cumulative or non-cumulative, and whether such rate, amount, method of calculation or payment (whether in cash or otherwise) is subject to change or adjustment in the future; (ii) any rights upon a dissolution, liquidation or winding-up of the Company or upon any other return of capital or distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs; (iii) any rights of redemption, retraction or purchase for cancellation and the prices and terms and conditions of any such rights; (iv) any rights of conversion, exchange or reclassification and the terms and conditions of any such rights; and (v) any other special rights or restrictions, not inconsistent with these share provisions, attaching to such series of Non-Voting Preferred Shares. (2) No special rights or restrictions attached to any series of Non-Voting Preferred Shares shall confer upon the shares of such series a priority over the shares of any other series of Non-Voting Preferred Shares in respect of dividends or a return of capital in the event of the dissolution of the Company or on the occurrence of any other event that entitles the shareholders holding the shares of all series of the Non-Voting Preferred Shares to a return of capital. The Non-Voting Preferred Shares of each series shall, with respect to the payment of dividends and the distribution of assets or return of capital in the event of dissolution or on the occurrence of any other event that entitles the shareholders holding the shares of all series of the Non-Voting Preferred Shares to a return of capital, rank on a parity with the shares of every other series. (3) The Non-Voting Preferred Shares will not entitle the holders thereof to receive notice of or to attend or vote at any meetings of the shareholders of the Company nor to and will not have any voting rights, except as required by applicable law.

SCHEDULE “C”

NEW ARTICLES

Ontario Ministry of Public and Business Service Delivery Articles of Continuance

Business Corporations Act

For questions or more information to complete this form, please refer to the instruction page.

Fields marked with an asterisk (*) are mandatory.

1. Corporation Information

Corporation Name * INTERNATIONAL BATTERY METALS LTD.

Has the corporation been assigned an Ontario Corporation Number (OCN) ? * ☐ Yes ☒ No

Please confirm the statement below *

☒ I confirm that the corporation has never been assigned an Ontario Corporation Number

2. Contact Information

Please provide the following information for the person we should contact regarding this filing. This person will receive official documents or notices and correspondence related to this filing. By proceeding with this filing, you are confirming that you have been duly authorized to do so.

First Name *	Middle Name	Last Name *
Telephone Country Code	Telephone Number *	Extension
Email Address *

3. Jurisdiction

Please provide the name of the jurisdiction where the corporation is currently incorporated or continued and the original date of incorporation or amalgamation of the corporation.

Current Corporation Name * INTERNATIONAL BATTERY METALS LTD.
Governing Jurisdiction * Canada
Province * British Columbia
Original Date of Incorporation/Amalgamation * July 29, 2010

The following supporting documents are required. Please attach these documents with your application:

☒ Incorporating documents and all amendments, and a copy of continuation documents and amendments if applicable, certified by an officer of the appropriate jurisdiction *

☒ Letter of Satisfaction/Authorization to Continue issued by the proper officer of the jurisdiction the corporation is leaving *

4. Corporation Name

Every corporation must have a name. You can either propose a name for the corporation or request a number name. If you propose a name for the corporation, you need a Nuans report for the proposed name.

Will this corporation have a number name ? * ☐ Yes ☒ No

The corporation will have: *

☒ an English name (example: "Green Institute Inc.")

☐ a French name (example: "Institut Green Inc.")

☐ a combination of English and French name (example: "Institut Green Institute Inc.")

☐ an English and French name that are equivalent but used separately (example: "Green Institute Inc./Institut Green Inc.")

Nuans Report

New Corporation Name (Proposed) * INTERNATIONAL BATTERY METALS LTD.
Nuans Report Reference Number *	Nuans Report Date *

☐ Select this if you have a Legal Opinion for an identical name

5. General Details

Requested Date for Continuance *	Primary Activity Code * 213119
Official Email Address * grcorpservices@grllp.com

An official email address is required for administrative purposes and must be kept current. All official documents or notices and correspondence to the corporation will be sent to this email address.

6. Address

Every corporation is required to have a registered office address in Ontario. This address must be set out in full. A post office box alone is not an acceptable address.

Registered Office Address *

☒ Standard Address ☐ Lot/Concession Address

Street Number * 22	Street Name * Adelaide Street West	Unit Number 3600
City/Town * Toronto	Province Ontario	Postal Code * M5H 4E3
Country Canada

7. Director(s)

Please specify the number of directors for your Corporation *

☐ Fixed Number ☒ Minimum/Maximum

E-2

Minimum Number of Directors * 3	Maximum Number of Directors * 15

Director 1

First Name * Scott	Middle Name	Last Name * Colangelo
Email Address

Is this director a Resident Canadian? * ☐ Yes ☒ No

Address for Service * ☐ Canada ☐ U.S.A. ☐ International

Director 2

First Name * John	Middle Name	Last Name * Souther
Email Address

Is this director a Resident Canadian? * ☐ Yes ☒ No

Address for Service * ☐ Canada ☐ U.S.A. ☐ International

Director 3

First Name * James	Middle Name	Last Name * Schultz
Email Address

Is this director a Resident Canadian? * ☐ Yes ☒ No

Address for Service * ☐ Canada ☐ U.S.A. ☐ International

Director 4

First Name * Keith	Middle Name R.	Last Name * Solar
Email Address

Is this director a Resident Canadian? * ☐ Yes ☒ No

Address for Service * ☐ Canada ☐ U.S.A. ☐ International

Director 5

First Name * Jacob	Middle Name	Last Name * Warnock
Email Address

Is this director a Resident Canadian? * ☐ Yes ☒ No

Address for Service * ☐ Canada ☐ U.S.A. ☐ International

E-3

8. Shares and Provisions (Maximum is 900,000 characters per text box.)

Every corporation must be authorized to issue at least one class of shares. You must describe the classes of shares of the corporation and the maximum number of shares the corporation is authorized to issue for each class. If the corporation has more than one class of shares, you must specify the rights, privileges and conditions for each class.

Description of Classes of Shares

The classes and any maximum number of shares that the corporation is authorized to issue:

The Corporation is authorized to issue an unlimited number of Common Shares, an unlimited number of Voting Preferred Shares and an unlimited number of Non-Voting Preferred Shares.

Rights, Privileges, Restrictions and Conditions

Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors' authority with respect to any class of shares which may be issued in series. If there is only one class of shares, enter “Not Applicable”:

Common Shares Rights, Privileges, Restrictions and Conditions:

The Common Shares (the “Common Shares”) have attached to them the rights, privileges, restrictions and conditions set out below:

Payment of Dividends - The holders of the Common Shares will be entitled to receive dividends if, as and when declared by the board of directors of the Corporation out of the assets of the Corporation properly applicable to the payment of dividends in such amounts and payable in such manner as the board of directors of the Corporation may from time to time determine. Subject to the rights of the holders of any other class of shares of the Corporation entitled to receive dividends in priority to the holders of the Common Shares, the board of directors of the Corporation may in its sole discretion declare dividends on the Common Shares to the exclusion of any other class of shares of the Corporation.

Participation Upon Liquidation, Dissolution or Winding Up - Subject to the rights of the holders of any other class of shares of the Corporation, the holders of Common Shares shall be entitled to receive the remaining property of the Corporation in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or upon any other return of capital or distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

Voting Rights - The holders of the Common Shares will be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and to one vote in respect of each Common Share held at all such meetings, except for meetings at which or for matters with respect to which only holders of another specified class or series of shares of the Corporation are entitled to vote separately as a class or series.

Preferred Shares Rights, Privileges, Restrictions and Conditions:

Voting Preferred Shares Issuable in Series - (1) The Voting Preferred Shares (the “Voting Preferred Shares”) may include one or more series and, subject to the Business Corporations Act (Ontario) (the “Act”), the directors may, by resolution, if none of the shares of that particular series are issued, alter the Articles of the Corporation and authorize the alteration of the Articles of the Corporation, as the case may be, to do one or more of the following: (a) create a series of the Voting Preferred Shares or, in the event no Voting Preferred Shares of a series are outstanding, terminate any series of Voting Preferred Shares; (b) determine the maximum number of shares of any of those series of Voting Preferred Shares that the Corporation is authorized to issue, determine that there is no such maximum number, or alter any determination made under this paragraph (a) or otherwise in relation to a maximum number of those shares; (c) create an identifying name by which the shares of any of those series of Voting Preferred Shares may be identified, or alter any identifying name created for those shares; and (d) attach or alter special rights or restrictions (and designate or alter any qualifications, conditions, limitations or restrictions with respect to any such rights or restrictions and any circumstances in which any such rights, restrictions or any such qualifications, conditions, limitations or restrictions with respect thereto may change or adjust in the future) to the shares of any of those series of Voting Preferred Shares, including, but without limiting or restricting the generality of the foregoing, special rights or restrictions with respect to: (i) the rate, amount, method of calculation and payment (whether in cash or otherwise) of any dividends, whether cumulative, partly cumulative or non-cumulative, and whether such rate, amount, method of calculation or payment (whether

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in cash or otherwise) is subject to change or adjustment in the future; (ii) any rights upon a dissolution, liquidation or winding-up of the Corporation or upon any other return of capital or distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs; (iii) any rights of redemption, retraction or purchase for cancellation and the prices and terms and conditions of any such rights; (iv) any rights of conversion, exchange or reclassification and the terms and conditions of any such rights; (v) any rights to vote; and (vi) any other special rights or restrictions, not inconsistent with these share provisions, attaching to such series of Voting Preferred Shares. (2) No special rights or restrictions attached to any series of Voting Preferred Shares shall confer upon the shares of such series a priority over the shares of any other series of Voting Preferred Shares in respect of dividends or a return of capital in the event of the dissolution of the Corporation or on the occurrence of any other event that entitles the shareholders holding the shares of all series of the Voting Preferred Shares to a return of capital. The Voting Preferred Shares of each series shall, with respect to the payment of dividends and the distribution of assets or return of capital in the event of dissolution or on the occurrence of any other event that entitles the shareholders holding the shares of all series of the Voting Preferred Shares to a return of capital, rank on a parity with the shares of every other series.

Non-Voting Preferred Shares Issuable in Series - (1) The Non-Voting Preferred Shares (the “Non-Voting Preferred Shares”) may include one or more series and, subject to the Act, the directors may, by resolution, if none of the shares of that particular series are issued, alter the Articles of the Corporation and authorize the alteration of the Articles of the Corporation, as the case may be, to do one or more of the following: (a) create a series of the Non-Voting Preferred Shares or, in the event no Non-Voting Preferred Shares of a series are outstanding, terminate any series of Non-Voting Preferred Shares; (b) determine the maximum number of shares of any of those series of Non-Voting Preferred Shares that the Corporation is authorized to issue, determine that there is no such maximum number, or alter any determination made under this paragraph (a) or otherwise in relation to a maximum number of those shares; (c) create an identifying name by which the shares of any of those series of Non-Voting Preferred Shares may be identified, or alter any identifying name created for those shares; and (d) attach or alter special rights or restrictions (and designate or alter any qualifications, conditions, limitations or restrictions with respect to any such rights or restrictions and any circumstances in which any such rights, restrictions or any such qualifications, conditions, limitations or restrictions with respect thereto may change or adjust in the future) to the shares of any of those series of Non-Voting Preferred Shares, including, but without limiting or restricting the generality of the foregoing, special rights or restrictions with respect to: (i) the rate, amount, method of calculation and payment (whether in cash or otherwise) of any dividends, whether cumulative, partly cumulative or non-cumulative, and whether such rate, amount, method of calculation or payment (whether in cash or otherwise) is subject to change or adjustment in the future; (ii) any rights upon a dissolution, liquidation or winding-up of the Corporation or upon any other return of capital or distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs; (iii) any rights of redemption, retraction or purchase for cancellation and the prices and terms and conditions of any such rights; (iv) any rights of conversion, exchange or reclassification and the terms and conditions of any such rights; and (v) any other special rights or restrictions, not inconsistent with these share provisions, attaching to such series of Non-Voting Preferred Shares. (2) No special rights or restrictions attached to any series of Non-Voting Preferred Shares shall confer upon the shares of such series a priority over the shares of any other series of Non-Voting Preferred Shares in respect of dividends or a return of capital in the event of the dissolution of the Corporation or on the occurrence of any other event that entitles the shareholders holding the shares of all series of the Non-Voting Preferred Shares to a return of capital. The Non-Voting Preferred Shares of each series shall, with respect to the payment of dividends and the distribution of assets or return of capital in the event of dissolution or on the occurrence of any other event that entitles the shareholders holding the shares of all series of the Non-Voting Preferred Shares to a return of capital, rank on a parity with the shares of every other series. (3) The Non-Voting Preferred Shares will not entitle the holders thereof to receive notice of or to attend or vote at any meetings of the shareholders of the Corporation nor to and will not have any voting rights, except as required by applicable law.

Restrictions on Share Transfers

The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows. If none, enter “None”:

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None.

Restrictions on Business or Powers

Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise. If none, enter “None”:

None.

Other Provisions, if any

Enter other provisions, or if no other provisions enter “None”:

None.

9. Required Statements

Required Statements

☒ The corporation is to be continued under the Business Corporations Act to the same extent as if it had been incorporated under this Act. *

☒ The corporation has complied with subsection 180(3) of the Business Corporations Act. *

Authorization Date

☒ The continuation of the corporation under the laws of the Province of Ontario has been properly authorized under the laws of the jurisdiction currently governing the corporation, on the following date: *

Authorization Date *

10. Authorization

☐ * I, ______________________________ confirm that this form has been signed by the required person.

Caution - The Act sets out penalties, including fines, for submitting false or misleading information.

Required Signature

Name	Position	Signature

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SCHEDULE “D”

NEW BY-LAWS

BY-LAW NUMBER 1

A by-law relating generally to the conduct

of the business and affairs of

INTERNATIONAL BATTERY METALS LTD.

CONTENTS

Page

ARTICLE ONE DEFINITIONS AND INTERPRETATION 1

ARTICLE TWO BUSINESS OF THE CORPORATION 2

ARTICLE THREE DIRECTORS 4

ARTICLE FOUR COMMITTEES OF THE DIRECTORS 9

ARTICLE FIVE OFFICERS 9

ARTICLE SIX CONDUCT OF DIRECTORS AND OFFICERS AND INDEMNITY 10

ARTICLE SEVEN SHARES 13

ARTICLE EIGHT DIVIDENDS AND RIGHTS 15

ARTICLE NINE MEETINGS OF SHAREHOLDERS 16

ARTICLE TEN NOTICES 20

ARTICLE ELEVEN DIVISIONS 21

BY-LAW NUMBER 1

INTERNATIONAL BATTERY METALS LTD.

ARTICLE ONE

DEFINITIONS AND INTERPRETATION

Section 1.01 Definitions: In this by-law and all other by-laws of the Corporation, unless otherwise defined or the context otherwise requires:

(a) “Act” means the Business Corporations Act (Ontario) or any successor statute thereof, as amended from time to time, and, in the case of any successor statute thereof, any reference in any by-law of the Corporation to any provision of the Business Corporations Act (Ontario) shall be read as a reference to the provision substituted therefor in the successor statute thereof, together with the regulations thereunder, as amended from time to time;

(b) “Applicable Securities Laws” means the applicable securities legislation of each relevant province and territory of Canada, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commission and similar regulatory authority of each province and territory of Canada;

(c) “board” or “directors” means the directors of the Corporation from time to time and includes the only director of the Corporation when the number of directors of the Corporation is one;

(d) “by-laws” means all of the by-laws of the Corporation then in effect;

(e) “Corporation” means International Battery Metals Ltd. or any successor thereto;

(f) “Director” means the Director appointed under the Act;

(g) “holiday” means Sunday and any other day that is a holiday as defined in the Interpretation Act (Ontario) or any successor statute thereof, as amended from time to time;

(h) “Indemnified Person” has the meaning as set out in section 6.04;

(i) “meeting of shareholders” includes an annual meeting of the shareholders of the Corporation, a special meeting of the shareholders of the Corporation and a meeting of the holders of any class or series of shares of the Corporation;

(j) “Other Entity” has the meaning as set out in section 6.04;

(k) “person” includes an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, employee benefit plan and a natural person acting as a trustee, executor, administrator or other legal representative;

(l) “public announcement” shall mean disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Corporation under its profile on: (i) the System for Electronic Document Analysis and Retrieval+ at www.sedarplus.com; and (ii) the Electronic Data Gathering, Analysis and Retrieval system (EDGAR) at www.sec.gov/edgar;

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(m) “recorded address” means, with respect to a single shareholder, his latest address as recorded in the securities register of the Corporation, with respect to joint shareholders, the first address appearing in the securities register of the Corporation in respect of the joint holding and, with respect to any other person, subject to the Act, his latest address as recorded in the records of the Corporation or otherwise known to the secretary, if any, of the Corporation; and

(n) “signing officer” means, in relation to any contract or document (within the meaning of section 2.04 hereof), the person or persons authorized to sign such contract or document on behalf of the Corporation.

Subject to the foregoing, words and terms in this by-law which are defined in the Act shall have the same meaning when used in this by-law and in all other by-laws of the Corporation as in the Act.

Section 1.02 Gender and Number: Words importing the singular shall include the plural and vice-versa, words importing either gender or neuter shall include the masculine and feminine genders and neuter and headings in this by-law and in any other by-law of the Corporation are for convenience of reference only and shall not affect the interpretation of this by-law or any other by-law of the Corporation.

Section 1.03 Unanimous Shareholder Agreement and Articles to Govern: Notwithstanding any provision of this by-law or any other by-law of the Corporation, where any such provision herein or therein conflicts with any provision in any unanimous shareholder agreement relating to, or the articles of, the Corporation, such provision of the unanimous shareholder agreement or the articles, as the case may be, shall govern.

ARTICLE TWO

BUSINESS OF THE CORPORATION

Section 2.01 Registered Office: The registered office of the Corporation shall be located at such address within the requisite municipality or geographic township as the directors may determine from time to time.

Section 2.02 Seal: The Corporation may have a corporate seal in such form as the directors may determine from time to time.

Section 2.03 Financial Year: The financial year of the Corporation shall end on such day of the year as the directors may determine from time to time.

Section 2.04 Execution of Instruments: Contracts or documents requiring execution by the Corporation may be signed by any two (2) directors or by any person holding the office of chairman of the board, lead director, president, chief executive officer, chief operating officer, chief financial officer, vice-president, secretary or general manager or any other office the holder of which has been designated as a signing officer by the directors. All contracts or documents so signed shall be binding upon the Corporation without further authorization or formality. In addition, the directors may direct from time to time the manner in which and the person or persons by whom any particular contract or document or any class of contracts or documents may or shall be signed on behalf of the Corporation. Any officer or director of the Corporation may affix the corporate seal, if any, of the Corporation to any contract or document, and may certify a copy of any resolution or of any by-law or contract or document of the Corporation to be a true copy thereof. Subject to the provisions of this by-law relating to share certificates and to the Act, and if authorized by the directors, the corporate seal, if any, of the Corporation and the signature of any signing officer may be mechanically or electronically reproduced upon any contract or document of the Corporation. Any such facsimile signature shall bind the Corporation notwithstanding that any signing officer whose signature is so reproduced may have ceased to hold office at the date of delivery or issue of such contract or document. The term “contracts or documents” shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property (real or personal, immovable or movable, legal or equitable), agreements, releases, receipts and discharges for the payment of money, share certificate, certificates representing other securities, including warrants, and all other instruments in writing.

Section 2.05 Exercise of Voting Rights of Corporation: Except as otherwise directed by the directors, the person or persons authorized to sign contracts or documents on behalf of the Corporation may execute and deliver instruments of proxy on behalf of the Corporation and may arrange for the issue of a voting certificate or other evidence of the right to exercise the voting rights attached to any securities held by the Corporation and any such instrument, certificate or other evidence shall be in favour of such person as may be determined by the signing officers. However, the directors may direct from time to time the manner in which and the person by whom any such particular voting rights mayor shall be exercised.

Section 2.06 Banking Arrangements: The banking business of the Corporation shall be transacted with such banks, trust companies or other person or persons as the directors may determine from time to time and all such banking business shall be transacted on behalf of the Corporation by such person or persons and to such extent as the directors may determine from time to time.

Section 2.07 Charging Power: Without restricting any of the powers of the directors, whether derived from the Act or otherwise, the directors may from time to time, without the authorization of the shareholders of the Corporation:

(a) borrow money upon the credit of the Corporation;

(b) issue, reissue, sell or pledge debt obligations of the Corporation;

(c) subject to the Act, give a guarantee on behalf of the Corporation to secure the performance of an obligation of any person; and

(d) mortgage, hypothecate, pledge or otherwise create a security interest in all or any present or future, real or personal, immovable or movable, legal or equitable property of the Corporation (including, without limitation, book debts, rights, powers, franchises and undertakings) to secure any obligation of the Corporation.

The directors may by resolution delegate any or all of the powers referred to above to a director, a committee of directors or an officer of the Corporation.

Section 2.08 Withholding Information from Shareholders: No shareholder shall be entitled to require discovery of any information respecting any details or conduct of the Corporation’s business which in the opinion of the board it would be inexpedient or not in the interests of the shareholders of the Corporation to communicate to any shareholder or to the public.

The board may from time to time determine whether and to what extent and at what time and place and under what conditions or regulations the accounts and books of the Corporation or any of them shall be open to the inspection of shareholders, and no shareholder shall have any right of inspecting any account or book or document of the Corporation except as conferred by statute or authorized by the board or by resolution passed at a general meeting of shareholders.

Section 2.09 Submission of Contracts to Shareholders: The board in its discretion may submit any contract, act or transaction for approval, confirmation or ratification at any annual meeting of the shareholders or at any special meeting of the shareholders called for the purpose of considering the same, and any contract, act or transaction that shall be approved, confirmed or ratified by a resolution passed by at least a majority of the votes cast at any such meeting (unless any different or additional requirement is imposed by the Act, or by the Corporation’s articles or any other by-law) shall be as valid and as binding upon the Corporation and upon all the shareholders as though it had been approved, confirmed or ratified by every shareholder of the Corporation.

ARTICLE THREE

DIRECTORS

Section 3.01 Powers of the Board of Directors: Subject to any unanimous shareholder agreement relating to the Corporation, the directors shall manage, or supervise the management, of the business and affairs of the Corporation.

Section 3.02 Qualifications: No person shall be a director if the person is not an individual, is less than 18 years of age, has the status of bankrupt or has been found under the Substitute Decisions Act, 1992 or under the Mental Health Act to be incapable of managing property or who has been found to be incapable by a court in Canada or elsewhere. Whenever the Corporation has an audit committee of the directors, a number of directors sufficient to form a majority of such committee shall not be officers or employees of the Corporation or of any affiliate of the Corporation. If the Corporation is an offering corporation, at least one-third of the directors shall not be officers or employees of the Corporation or of any affiliate of the Corporation.

Section 3.03 Number and Quorum of Directors: The number of directors shall be the number from time to time fixed by the articles of the Corporation or the number from time to time determined within the range provided for in the articles of the Corporation by special resolution of the shareholders of the Corporation or by the directors when empowered to do so by a special resolution of the shareholders of the Corporation. The number of directors from time to time required to constitute a quorum for the transaction of business at a meeting of the directors shall be 51% of the number of directors so fixed or determined at that time (or, if that number is a fraction, the next larger whole number), provided that if the Corporation has fewer than three directors, all of the directors must be present at a meeting of the directors to constitute a quorum. Reference is made to section 3.08 and section 3.12 of this by-law.

Pursuant to a Special Resolution dated December 2, 2021, the directors are empowered to determine by resolution the number of directors of the Corporation within the minimum and maximum number of directors permitted under the Corporation’s articles until such special resolution has been revoked.

Section 3.04 Election and Term: Directors shall be elected to hold office for a term or terms expiring at the close of the first, second or third annual meeting of the shareholders of the Corporation following their election or when their successors are elected. The term of a director who is elected for a term that is not expressly otherwise stated shall expire at the close of the first annual meeting of the shareholders of the Corporation following his election or when his successor is elected. The incumbent directors shall continue in office until their successors are elected, unless their terms are earlier terminated. A director shall cease to hold office when he dies, resigns, is removed or ceases to be qualified to be a director or when his successor is elected.

Section 3.05 Advance Notice of Nominations of Directors: Subject only to the Act and the articles, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the board may be made at any annual meeting of shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors, (a) by or at the direction of the board or an authorized officer of the Corporation, including pursuant to a notice of meeting, (b) by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Act or a requisition of the shareholders made in accordance with the provisions of the Act or (c) by any person (a “Nominating Shareholder”) (i) who, at the close of business on the date of the giving of the notice provided for below in this section 3.05 and at the close of business on the record date for notice of such meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting and (ii) who complies with the notice procedures set forth below in this section 3.05:

(a) In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation at the principal executive offices of the Corporation in accordance with this section 3.05.

(b) To be timely, a Nominating Shareholder’s notice to the Secretary of the Corporation must be made (i) in the case of an annual meeting of shareholders, not less than 90 nor more than 120 days prior to the first anniversary of the immediately preceding annual meeting of shareholders; provided, however, that in the event that no annual meeting of shareholders was held in the previous year or the annual meeting of shareholders is called for a date that is not within 30 days before or after such anniversary date, notice by the Nominating Shareholder must be made not later than the close of business on the tenth (10th) day following the day on which the first public announcement (as defined below) of the date of the annual meeting of shareholders was made; and (ii) in the case of a special meeting of shareholders (which is not also an annual meeting of shareholders) called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the sixtieth (60th) day prior to the date of the special meeting; provided, however, that in the event that less than 70 days notice of the date of the special meeting of shareholders is given or made to shareholders, notice by the Nominating Shareholder must be made not late than the close of business on the tenth (10th) day following the day on which the first public announcement (as defined below) of the date of the special meeting of shareholders was made. The time periods for the giving of notice by a Nominating Shareholder set out above shall in all cases be determined based on the original date of the applicable annual meeting of shareholders or special meeting of shareholders, as applicable.

(c) To be in proper written form, a Nominating Shareholder’s notice to the Secretary of the Corporation must set forth (i) as to each person whom the Nominating Shareholder proposes to nominate for election as a director (A) the name, age, business address, residential address and country of residence of the person, (B) the principal occupation(s) or employment(s) of the person, (C) the class or series and number of shares in the capital of the Corporation which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, and (D) any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws; and (ii) as to the Nominating Shareholder giving the notice, full particulars of any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote any shares of the Corporation and any other information relating to such Nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such proposed nominee.

(d) No person shall be eligible for election as a director unless nominated in accordance with the provisions of this section 3.05; provided, however, that nothing in this section 3.05 shall be deemed to preclude discussion by a shareholder (as distinct from the nomination of directors) at a meeting of shareholders of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the Act. The chairman of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.

(e) Notwithstanding any other provision of this By-law Number 1, notice given to the Secretary of the Corporation pursuant to this section 3.05 may only be given by personal delivery, facsimile transmission or by email (at such email address as stipulated from time to time by the Secretary of the Corporation for purposes of this notice), and shall be deemed to have been given and made only at the time it is served by personal delivery, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received) to the Secretary at the address of the principal executive offices of the Corporation; provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Toronto time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.

(f) Notwithstanding the foregoing, the board may, in its sole discretion, waive any requirement in this section 3.05.

Section 3.06 Resignation, Removal and Vacation of Office: A director may resign by delivering or sending his resignation in writing to the Corporation and such resignation shall be effective when it is received by the Corporation or at such time as may be specified in the resignation, whichever is later. Subject to the Act, the shareholders of the Corporation entitled to elect a director may, by resolution at a meeting of the shareholders of the Corporation, remove such director and may at the same meeting fill the vacancy created by such removal, failing which the vacancy may be filled by the remaining directors if a quorum of the directors remains in office. A director ceases to hold office on death, on removal from office by the shareholders, on ceasing to be qualified for election as a director, on receipt of a written resignation by the Corporation, or, if a time is specified in such resignation, at the time so specified, whichever is later.

Section 3.07 Statements: A director who resigns or who learns of a meeting of the shareholders of the Corporation called for the purpose of removing him as a director or a meeting of the shareholders of the Corporation or of the directors at which another person is to be elected or appointed a director in his place may submit to the Corporation a written statement giving the reason or reasons for his resignation or the reasons why he opposes the proposed action. The secretary or another officer of the Corporation shall send, or cause to be sent, a copy of such statement to every shareholder of the Corporation entitled to receive notice of meetings of shareholders of the Corporation and, if required by the Act, to the Director.

Section 3.08 Vacancies: Notwithstanding vacancies but subject to the Act, the remaining directors may exercise all of the powers of the directors as long as a quorum of the directors remains in office. Subject to the articles of the Corporation, any vacancy in the directors among directors whose election is not the exclusive right of the holders of any class or series of shares of the Corporation may be filled for the remainder of the unexpired term by:

(a) the shareholders of the Corporation at a special meeting of the shareholders of the Corporation called for the purpose; or

(b) the remaining directors, unless (i) there is no quorum of the directors, (ii) the vacancy results from a failure to elect the number of directors required to be elected at any meeting of shareholders, (iii) the vacancy results from an increase in the number or maximum number of directors fixed by the articles of the Corporation, or (iv) the directors have been empowered by special resolution of the shareholders of the Corporation to determine the number of directors within the range provided for in the articles of the Corporation and the number of directors in office after the filling of the vacancy would be greater than one and one-third times the number of directors required to have been elected at the last annual meeting of the shareholders of the Corporation; in any of which events the directors then in office shall forthwith call a special meeting of the shareholders of the Corporation to fill the vacancy and, if they fail to call such a meeting or if there are no directors then in office, the meeting may be called by any shareholder of the Corporation.

Section 3.09 Place and Calling of Meetings: Meetings of the directors shall be held from time to time at such places within or outside the Province of Ontario (or by such communications facilities as are permitted by the Act) on such days and at such times as the chairman of the board, the lead director, the president, if a director, any vice-president who is a director, any two directors or any other officer designated by the directors, may determine from time to time, and the secretary or another officer of the Corporation shall give notice of any such meeting when directed by the person calling the meeting. In any financial year of the Corporation, a majority of the meetings of the directors may be held within or outside Canada.

Section 3.10 Notice: Notice of the time and of the place or manner of participation for every meeting of the directors shall be sent to each director not less than 48 hours (excluding Saturdays and holidays) before the time of the meeting; provided always that a director may in any manner and at any time waive notice of a meeting of the directors and attendance of a director at a meeting of the directors shall constitute a waiver of notice of the meeting except when the director attends the meeting for the express purpose of objecting to the transaction of any business thereat on the grounds that the meeting is not lawfully called and provided further that meetings of directors may be held at any time without notice if all of the directors are present (except where a director attends a meeting for the express purpose of objecting to the transaction of any business thereat on the grounds that the meeting is not lawfully called) or if all of the absent directors waive notice thereof either before or after the date of such meeting. A meeting of the directors may resume without further notice following an adjournment if the time and place for resuming the meeting are announced at the meeting prior to the adjournment. Reference is made to article ten of this by-law.

Section 3.11 Regular Meetings: The directors may appoint a day or days in any month or months for regular meetings of the directors to be held at a place or by communications facilities and at an hour to be named. A copy of any resolution of the directors fixing the time and place or manner of participation for such regular meetings shall be sent to each director forthwith after being passed and to each director elected or appointed thereafter, but no other notice shall be required for any such regular meeting of the directors.

Section 3.12 Meetings by Telephone: A meeting of the directors may be held by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously and each director participating in such a meeting by such means shall be deemed to be present at the meeting.

Section 3.13 Chairman: The chairman of the board or, in his absence, the lead director or, in his absence, the president if a director or, in the absence of all of them, a director designated by the directors, shall be the chairman of any meeting of the directors. If no such person is present, the directors present shall choose one of them to be the chairman of the meeting.

Section 3.14 Voting: At all meetings of the directors every matter shall be decided by a majority of the votes cast on the matter. In case of an equality of votes the chairman of the meeting shall not be entitled to a casting vote.

Section 3.15 One-Director Meetings: Where the required number of directors is one, the only director may constitute a meeting of directors.

Section 3.16 Signed Resolutions: Notwithstanding any provision of this by-law, but subject to the Act or any unanimous shareholder agreement, when there is a quorum of directors in office, a resolution in writing signed by all of the directors entitled to vote thereon at a meeting of the directors or of any committee thereof is as valid as if passed at a meeting. Any such resolution may be signed in counterparts and if signed as of any date shall be deemed to have been passed on such date.

Section 3.17 Remuneration of Directors: The remuneration of the directors, as such, may from time to time be determined by the directors or, if the directors shall so decide, by the shareholders. Such remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Corporation as such who is also a director. The directors shall be paid such reasonable traveling, hotel and other expenses as they incur in and about the business of the Corporation and if any director shall perform any professional or other services for the Corporation that in the opinion of the directors are outside the ordinary duties of a director or shall otherwise be specially occupied in or about the Corporation’s business, he may be paid a remuneration to be fixed by the board or, at the option of such director, by the Corporation in general meeting, and such remuneration may be either in addition to or in substitution for any other remuneration that he may be entitled to receive. The directors, on behalf of the Corporation, unless otherwise determined by ordinary resolution, may pay a gratuity, a pension or an allowance on retirement to any director who has held any salaried office or place of profit with the Corporation or to his spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

ARTICLE FOUR

COMMITTEES OF THE DIRECTORS

Section 4.01 Audit Committee: The directors may, and when required by the Act shall, appoint an audit committee composed of such number of directors, being not less than three, as the directors may determine from time to time. Except as permitted by the Act, a majority of the members of the audit committee shall not be officers or employees of the Corporation or of any affiliate of the Corporation. The audit committee shall review the financial statements of the Corporation and report thereon to the directors before such financial statements are approved by the directors as required by the Act, and may exercise any other powers lawfully delegated to such committee by the directors.

Section 4.02 Other Committees: From time to time the directors may appoint one or more committees thereof in addition to the audit committee. Each committee may exercise those powers lawfully delegated to such committee by the directors or as provided by the Act.

Section 4.03 Procedure: The members of each committee shall hold office while directors during the pleasure of the directors or until their successors shall have been appointed. The directors may fill any vacancy in a committee from among the directors. Unless otherwise determined by the directors, the members of each committee may fix the quorum for, elect the chairman of, and adopt rules to regulate the proceedings of, such committee. Subject to the foregoing, the proceedings of each committee shall be governed by the provisions of this by-law which govern proceedings of the directors so far as such provisions can apply except that a meeting of a committee may be called by any member thereof (or by any member or the auditor in the case of the audit committee), notice of any such meeting shall be given to each member of the committee (or each member and the auditor in the case of the audit committee) and the meeting shall be chaired by the chairman of the committee or, in his absence, some other member of the committee. Each committee shall keep records of the proceedings of such committee and shall report all such proceedings to the directors in a timely manner.

ARTICLE FIVE

OFFICERS

Section 5.01 Appointment of Officers: From time to time the directors may appoint a chairman of the board, a vice-chairman of the board, a lead director, a president, a chief executive officer, a chief operating officer, a chief financial officer, one or more vice-presidents (to which title may be added words indicating seniority or function), one or more general managers (to which title may be added words indicating seniority or function), a secretary, a treasurer, a controller and such other officers as the directors may determine from time to time, including one or more assistants to any of the officers so appointed. One person may hold more than one office. Except for the chairman of the board and the lead director, the officers so appointed need not be directors of the Corporation.

Section 5.02 Appointment of Non-Officers: The directors may also appoint other persons to serve the Corporation in such other positions and with such titles, powers and duties as the directors may determine from time to time.

Section 5.03 Terms of Employment: The directors may settle from time to time the terms of employment of the officers and other persons appointed by the directors and may remove at the pleasure of the directors any such person without prejudice to his rights, if any, to compensation under any employment contract. Otherwise each such officer and person shall hold his office or position until he resigns or ceases to be qualified to hold his office or position or until his successor is appointed.

Section 5.04 Powers and Duties of Officers: The directors may from time to time specify the duties of each officer, delegate to such officer the power to manage any business or affairs of the Corporation (including the power to sub-delegate) and change such duties and power, all insofar as not prohibited by the Act. To the extent not otherwise so specified or delegated, and subject to the Act, the duties and powers of the officers of the Corporation shall be those usually pertaining to their respective offices.

Section 5.05 Agents and Attorneys: The directors or any officer of the Corporation designated by the directors may from time to time appoint agents or attorneys for the Corporation in or out of Canada with such lawful powers (including the power to sub-delegate) as may be thought appropriate.

Section 5.06 Incentive Plans: For the purpose of enabling the directors, officers, employees and consultants of the Corporation and affiliates of the Corporation to participate in the growth of the business of the Corporation and of providing an effective incentive to such directors, officers, employees and consultants, the directors may establish such plans (including share option plans, share purchase plans, share bonus plans and other share incentive plans) and make such rules and regulations with respect thereto, and make such changes in such plans, rules and regulations, as the directors may deem advisable from time to time. From time to time the directors (or if provided by the plan a committee of the directors) may designate the directors, officers, employees and consultants of the Corporation and affiliates of the Corporation entitled to participate in any such plan. For the purposes of any such plan, but subject to the provisions of the plan, the Corporation may provide such financial assistance by means of a loan, guarantee or otherwise to directors, officers, employees and consultants of the Corporation or of the affiliates of the Corporation as is permitted by the Act.

ARTICLE SIX

CONDUCT OF DIRECTORS AND OFFICERS AND INDEMNITY

Section 6.01 Standard of Care: Every director and officer of the Corporation in exercising his powers and discharging his duties to the Corporation shall act honestly and in good faith with a view to the best interests of the Corporation and shall exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

Section 6.02 Disclosure of Interest: A director or officer of the Corporation who is a party to, is a director or officer of, or has a material interest in, another person who is a party to, a material contract or transaction with the Corporation shall, in accordance with the Act, disclose in writing to the Corporation or request to have entered in the minutes of a meeting of the directors the nature and extent of his interest. Except as permitted by the Act, a director so interested shall not attend any part of any meeting of the directors during which such contract or transaction is discussed and shall not vote on any motion to approve any such contract or transaction. If no quorum exists for the purpose of voting on a motion to approve a contract or transaction only because a director is not permitted to be present at the meeting by reason of the Act, the remaining directors shall be deemed to constitute a quorum for the purpose of voting on the motion. Where all of the directors are required to not attend a meeting of the directors by virtue of the Act, the contract or transaction may be approved only by the shareholders of the Corporation. A general notice to the directors by a director or officer of the Corporation disclosing that he is a director or officer of, or has a material interest in, a person, or that there has been a material change in the interest of the director or officer in the person, and is to be regarded as interested in, any contract made or transaction entered into with that person is a sufficient disclosure of interest in relation to any contract or transaction so made or entered into.

Section 6.03 Effect of Disclosure: Where the Corporation enters into a material contract or material transaction with a director or officer of the Corporation (or with another person of which a director or officer of the Corporation is a director or officer or in which he has a material interest), the director or officer is not accountable to the Corporation or the shareholders of the Corporation for any profit or gain realized from the contract or transaction and the contract or transaction is neither void nor voidable, by reason only of that relationship (or by reason only that the director is present at or is counted to determine the presence of a quorum at the meeting of directors that authorized the contract or transaction), if the director or officer disclosed his interest in the manner referred to in section 6.02 of this by-law and the Act and the contract or transaction was reasonable and fair to the Corporation at the time it was so authorized or approved. Notwithstanding the foregoing, a director or officer of the Corporation, acting honestly and in good faith, is not accountable to the Corporation or to the shareholders of the Corporation for any profit or gain realized from any such contract or transaction by reason only of his being a director or officer, and the contract or transaction, if it was reasonable and fair to the Corporation at the time it was authorized or approved, is not by reason only of the interest of the director or officer of the Corporation therein void or voidable, if the contract or transaction is confirmed or approved by at least two-thirds of the votes cast at a special meeting of the shareholders of the Corporation called for that purpose and the nature and extent of the interest of the director or officer of the Corporation in the contract or transaction are disclosed in reasonable detail in the notice calling the meeting or in an information circular relating thereto or if the contract or transaction is confirmed or approved by a signed resolution of the shareholders of the Corporation and the nature and extent of the interest of the director or officer in the contract or transaction are disclosed in reasonable detail to the shareholders of the Corporation signing such resolution before it is signed.

Section 6.04 Indemnity: Every individual who at any time is or has been a director or officer of the Corporation or who at any time acts or has acted at the request of the Corporation as a director or officer or in a similar capacity of another entity, (for purposes of this section 6.04 an “Other Entity”) together with the heirs and legal representatives of every such individual (each such individual for purposes of this section 6.04 being an “Indemnified Person”), shall at all times be indemnified and held harmless against all costs, charges, expenses, damages and liabilities of whatsoever nature or kind (including any amount paid to settle an action or to satisfy a fine or judgment) by the Corporation to the fullest extent possible and in every circumstance permitted by the Act. In addition and without prejudice to the foregoing, but subject to the limitations in the Act regarding indemnities in respect of derivative actions, each Indemnified Person shall at all times be indemnified and held harmless by the Corporation against all costs, charges and expenses, including any amount paid to settle an action or to satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of the association of the individual with the Corporation or Other Entity, if:

(a) the individual acted honestly and in good faith with a view to the best interests of the Corporation or, as the case may be, to the best interests of the Other Entity for which the individual acted as a director or officer or in a similar capacity at the request of the Corporation; and

(b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that the conduct of the individual was lawful.

The Corporation shall advance money to a director, officer or other individual for the costs, charges and expenses of any proceeding contemplated by the foregoing provisions of this section 6.04; provided that the individual shall repay the money if the individual does not meet the condition set out in clause (a) above. Nothing in this section 6.04 shall affect any other right to indemnity to which any individual may be or become entitled by contract or otherwise, and no settlement or plea of guilty in any action or proceeding shall alone constitute evidence that the Indemnified Person did not meet either of the conditions set out in clause (a) or (b) above of this section 6.04 or the corresponding conditions in the Act. From time to time the directors may determine that this section 6.04 shall also apply to employees of the Corporation who are not directors or officers of the Corporation or to any particular class of such employees, either generally or in respect of a particular occurrence or class of occurrences and either prospectively or retroactively. From time to time the directors of the Corporation may also revoke, limit or vary the continued application of this section 6.04; provided that no such action shall affect any right of any individual or any liability of the Corporation which has arisen prior to the date of such action. With the approval of the court (and the Corporation shall be obligated to apply for such approval at the cost and expense of the Corporation unless the Indemnified Person consents otherwise), the Corporation shall indemnify an Indemnified Person in respect of an action by or on behalf of the Corporation or Other Entity to procure a judgment in its favour, to which the Indemnified Person is made a party because of the association of the individual with the Corporation or Other Entity, against all costs, charges and expenses reasonably incurred by the Indemnified Person in connection with such action if:

(a) the individual acted honestly and in good faith with a view to the best interests of the Corporation or, as the case may be, to the best interests of the Other Entity for which the individual acted as a director or officer or in a similar capacity at the request of the Corporation; and

(b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the individual had reasonable grounds for believing that the conduct of the individual was lawful.

Notwithstanding anything to the contrary contained in this section 6.04, an Indemnified Person shall be indemnified by the Corporation in respect of all costs, charges and expenses reasonably incurred by such individual in connection with the defence of any civil, criminal or administrative, investigative or other proceeding to which the individual is subject because of the association of the individual with the Corporation or Other Entity, if the individual seeking indemnity:

(i) was not judged by a court or other competent authority to have committed any fault or omitted to do anything that the individual ought to have done; and

(ii) fulfils the conditions set out in clauses (a) and (b) above in this section 6.04.

With the approval of the court (and the Corporation shall be obligated to apply for such approval at the cost and expense of the Corporation unless the Indemnified Person consents otherwise), the Corporation shall advance money to a director, officer or other individual for the costs, charges and expenses of any proceeding contemplated by the foregoing provisions of this section 6.04; provided that the individual shall repay the money if the individual does not meet the condition set out in clause (a) above in this section 6.04.

Section 6.05 Limitation of Liability: So long as he acted honestly and in good faith with a view to the best interests of the Corporation, no person referred to in section 6.04 of this by-law (including, to the extent it is then applicable to them, any employees referred to therein) shall be liable for any damage, loss, cost or liability sustained or incurred by the Corporation or any body corporate, except where specifically required by the Act.

Section 6.06 Insurance: Subject to the Act, the Corporation may purchase liability insurance for the benefit of any person referred to in section 6.04 of this by-law.

Section 6.07 Approval: The directors may submit any contract or transaction for authorization, approval, ratification or confirmation at any meeting of shareholders and, subject to the Act, any such contract or transaction that is authorized, approved, ratified or confirmed by a resolution passed by a majority of the votes cast at any such meeting (unless any different or additional requirement is imposed by the Act or by the articles or any other by-law of the Corporation) shall be as valid and as binding upon the Corporation and upon all of the shareholders of the Corporation as though such contract or transaction had been authorized, approved, ratified or confirmed by each and every shareholder of the Corporation.

ARTICLE SEVEN

SHARES

Section 7.01 Issue: Subject to the articles of the Corporation, the directors may issue all or from time to time any shares which the Corporation is then authorized to issue to such persons and for such consideration as the directors shall determine. No share of the Corporation shall be issued until the Corporation has received the requisite consideration for such share in compliance with the Act.

Section 7.02 Commissions: From time to time the directors may authorize the Corporation to pay a reasonable commission to any person in consideration of the purchase, or agreement to purchase, shares of the Corporation from the Corporation or from any other person or in consideration of the procurement or agreement to procure purchasers for any such shares.

Section 7.03 Share Certificates: Subject to section 7.04, every shareholder of the Corporation is entitled to a share certificate that complies with the Act and states the number, class and series, if any, designation, of shares of the Corporation held by such shareholder as appears on the records of the Corporation or a non-transferable written acknowledgement of the right thereof to obtain such a share certificate. However, the Corporation is not bound to issue more than one share certificate or acknowledgement in respect of shares of the Corporation held jointly by several persons and delivery of such share certificate or acknowledgement to one of such persons is sufficient delivery to all of them. Share certificates and acknowledgements shall be in such form as the directors shall approve from time to time and, unless otherwise ordered by the directors, shall be signed in accordance with section 2.04 of this by-law and need not be under the corporate seal of the Corporation. However, share certificates representing shares of the Corporation in respect of which a transfer agent has been appointed shall be signed manually by or on behalf of such transfer agent and other share certificates shall be signed manually by at least one signing officer. A share certificate containing the signature of a person which is printed, engraved, lithographed or otherwise mechanically reproduced thereon may be issued notwithstanding that such person has ceased to be a director or an officer, as the case may be, of the Corporation and shall be as valid as if such person were still a director or an officer, as the case may be, of the Corporation at the date of issue.

Section 7.04 Uncertificated Shares: Unless otherwise provided in the Articles, the board may provide by resolution that any or all classes and series of shares or other securities shall be uncertificated securities, provided that such resolution shall not apply to securities represented by a certificate until such certificate is surrendered to the Corporation.

Section 7.05 Replacement of Share Certificates: The directors, or if designated by the directors the secretary of the Corporation, may prescribe either generally or in a particular case the conditions, in addition to those provided in the Act, upon which a new share certificate may be issued in place of any share certificate which is claimed to have been lost, destroyed or wrongfully taken, or which has become defaced.

Section 7.06 Transfer Agent: From time to time the directors may appoint or remove a transfer agent to keep the securities register and the register of transfers, one or more persons or agents to keep branch registers, and a registrar to maintain a record, of issued security certificates and warrants of the Corporation. Subject to the Act, one person may be appointed for purposes of the foregoing in respect of all securities and warrants of the Corporation or in respect of any class or series thereof. In the event of any such appointment in respect of shares (or shares of any class or any series) of the Corporation, all share certificates issued by the Corporation in respect of such shares (or the shares of such class or series) of the Corporation shall be countersigned by or on behalf of one of the transfer agents or branch transfer agents and by or on behalf of one of the registrars or branch registrars, if any.

Section 7.07 Securities Registers: The securities register and the register of transfers of the Corporation shall be kept at the registered office of the Corporation or at such other office or place in the Province of Ontario as may from time to time be designated by the directors and a branch register or branch register of transfers may be kept at such office or offices of the Corporation or other place or places, either within or outside the Province of Ontario, as may from time to time be designated by the directors. Such register or registers shall comply with the Act.

Section 7.08 Registration of Transfer: No transfer of any shares of the Corporation need be recorded in the register of transfers except upon presentation of the share certificate representing such shares endorsed by the appropriate person in accordance with the Act, together with reasonable assurance that the endorsement is genuine and effective, and upon compliance with such restrictions on transfer, if any, as are contained in the articles of the Corporation.

Section 7.09 Lien for Indebtedness: Except when the Corporation has shares listed on a stock exchange recognized by the Ontario Securities Commission, the Corporation shall have a lien on shares of the Corporation registered in the name of a shareholder or his legal representative for any debt of the shareholder to the Corporation. Subject to the Act, the Corporation may enforce such lien without notice or liability by refusing to register a transfer of any such shares until the debt is paid, setting off against the debt any dividends or other distributions payable on any such shares, redeeming any such shares, if redeemable, and applying the redemption price less costs of redemption to the debt, purchasing any such shares and applying the purchase price, less any taxes thereon and costs of purchase, to the debt, selling any such shares as if the Corporation were the owner thereof at any time and place and to any person and on any commercially reasonable terms and applying to the debt the cash proceeds of the sale, less any taxes thereon and all reasonable expenses incurred in connection with the sale, or canceling such shares in satisfaction of the debt, or by any other method permitted by law or by any combination of any of the foregoing.

Section 7.10 Dealings with Registered Shareholder: Subject to the Act, the Corporation may treat the registered owner of a share of the Corporation as the person exclusively entitled to vote, to receive notices, to receive any dividend or other payment in respect of such share and otherwise to exercise all of the rights and powers of the holder of such share. The Corporation may, however, and where required by the Act shall, treat as the registered shareholder any executor, administrator, heir, legal representative, guardian, committee, trustee, curator, tutor, liquidator or trustee it bankruptcy who furnishes appropriate evidence to the Corporation establishing his authority to exercise the rights relating to a share of the Corporation.

Section 7.11 Securities other than Shares: The provisions herein relating to shares of the Corporation’s capital shall, to the extent provided by resolution of the board, apply mutatis mutandis to other securities issued by the Corporation.

ARTICLE EIGHT

DIVIDENDS AND RIGHTS

Section 8.01 Dividends: Subject to the Act, any unanimous shareholder agreement and the articles of the Corporation, the directors may from time to time declare dividends payable to the shareholders of the Corporation according to their rights and interests in the Corporation. Dividends may be paid in money or property or by issuing fully paid shares of the Corporation or options or rights to acquire any such shares. The directors shall determine the value of any such property, shares, options or rights and such determination shall be conclusive evidence of the value thereof.

Section 8.02 Dividend Cheques: A dividend payable to any shareholder of the Corporation in money may be paid by cheque payable to, or to the order of, the shareholder and shall be mailed to the shareholder by prepaid mail addressed to the recorded address thereof unless such shareholder otherwise directs in writing. In the case of joint holders the cheque shall be made payable to, or to the order of, all of them, unless such joint holders otherwise direct in writing. The mailing of a cheque as aforesaid, unless not paid on presentation, shall discharge the liability of the Corporation for the dividend to the extent of the amount of the cheque plus the amount of any tax thereon which the Corporation has properly withheld. If any dividend cheque so sent is not received by the payee thereof, the Corporation shall issue to such payee a replacement cheque for a like amount on such reasonable terms as to indemnity, reimbursement of expenses and evidence of non-receipt and title as the directors or any person designated by the directors may require.

Section 8.03 Record Date for Dividends and Rights: The directors may fix in advance a date, preceding by not more than 50 days the date for the payment of any dividend or the making of any distribution or for the issue of any warrant or other evidence of a right to acquire securities of the Corporation, as the record date for the determination of the persons entitled to receive payment of such dividend or distribution or to receive such right. In every such case only the persons who are holders of record of the applicable shares at the close of business on the date so fixed shall be entitled to receive payment of such dividend or distribution or to receive such right. Notice of any such record date fixed by the directors shall be given as and when required by the Act. Where no such record date is fixed by the directors, the record date for the determination of the persons entitled to receive payment of such dividend or distribution or to receive such right shall be the close of business on the day on which the directors pass the resolution relating thereto.

Section 8.04 Reserve Funds and Investments: The board may from time to time set aside such sums as it deems fit as a reserve fund to meeting contingencies, for equalizing dividends, for special dividends, for repairing, improving and maintaining any of the property of the Corporation replacing wasting assets, or forming an insurance fund, and for such other purposes as the board shall in its absolute discretion think conducive to the interests of the Corporation and may invest these several sum so set aside, or any other funds or moneys not immediately required for the purposes or in the business of the Corporation, in such investments as it may think fit, and from time to time deal with and vary such investments and dispose of all or any part thereof for the benefit of the Corporation, and may divide the reserve fund into such special funds as it may think fit, with full power to employ the assets constituting the reserve fund in the business of the Corporation without being bound to keep the same separate from other assets. The board may also carry forward to the accounts of the succeeding year or years any profit or balance of profit which it shall not think fit to divide or to place to reserve.

ARTICLE NINE

MEETINGS OF SHAREHOLDERS

Section 9.01 Annual Meeting: The annual meeting of the shareholders of the Corporation shall be held on such day and at such time as the directors may, subject to the Act, determine from time to time, for the purpose of transacting such business as may properly be brought before the meeting.

Section 9.02 Special Meeting: From time to time the directors may call a special meeting of the shareholders of the Corporation to be held on such day, at such time and for such purpose as the directors may determine. Any special meeting of the shareholders of the Corporation may be held concurrent with an annual meeting of the shareholders of the Corporation.

Section 9.03 Place of Meetings: Meetings of shareholders of the Corporation shall be held at such place in or outside the Province of Ontario as the directors may determine from time to time.

Section 9.04 Record Date: The directors may fix in advance a record date, preceding the date of any meeting of the shareholders of the Corporation by not more than 60 days nor less than 30 days, for the determination of the shareholders of the Corporation entitled to notice of the meeting, and where no such record date for notice of the meeting is fixed by the directors, the record date for notice of the meeting shall be the close of business on the day immediately preceding the day on which notice of the meeting is given. Notice of any such record date fixed by the directors shall be given as and when required by the Act.

Section 9.05 Shareholder List: For each meeting of shareholders of the Corporation there shall be prepared an alphabetical list of the shareholders entitled to receive notice of the meeting showing the number of shares entitled to be voted at the meeting and held by each such shareholder. The list shall be prepared, if a record date for such notice is fixed by the directors, not later than 10 days thereafter, if no record date for such meeting is fixed by the directors, at the close of business on the day immediately preceding the day on which notice of the meeting is given, and if no notice is given, on the day on which the meeting is held. The list shall be available for examination by any shareholder of the Corporation prior to the meeting during usual business hours at the registered office of the Corporation or at the place where the securities register is kept, and at the meeting. Where a separate list is not prepared, the names of the shareholders of the Corporation entitled to receive notice of the meeting and the number of shares of the Corporation entitled to be voted thereat and held by each shareholder of the Corporation as appears in the securities register of the Corporation at the requisite time (excluding shares not entitled to be voted at the meeting), shall constitute the list prepared in accordance with this section 9.05.

Section 9.06 Notice: Notice in writing of the time, place and purpose for holding each meeting of the shareholders of the Corporation shall be sent not less than 10 days if the Corporation is not an offering corporation, or 21 days otherwise, and in either case not more than 50 days, before the date on which the meeting is to be held, to each director, the auditor, if any, of the Corporation and each person who on the record date for notice of the meeting appears in the securities register of the Corporation as the holder of one or more shares of the Corporation carrying the right to vote at the meeting or as the holder of one or more shares of the Corporation the holders of which are otherwise entitled to receive notice of the meeting. Notice of a meeting of the shareholders of the Corporation shall state or be accompanied by a statement of the nature of all special business to be transacted at the meeting in sufficient detail to permit the shareholder to form a reasoned judgment thereon, and the text of any special resolution or by-law to be submitted to the meeting. Reference is made to article ten of this by-law.

Section 9.07 Proxy and Management Information Circular: If the Corporation is an offering corporation, the secretary or another officer of the Corporation shall, concurrent with sending, or causing to be sent, notice of a meeting of shareholders, (a) send, or cause to be sent, a form of proxy and management information circular in accordance with the Act to each shareholder who is entitled to receive notice of, and is entitled to vote at, the meeting, (b) send, or cause to be sent, such management information circular to any other shareholder who is entitled to receive notice of the meeting, to any director who is not a shareholder entitled thereto and to the auditor, if any, of the Corporation, and (c) file, or cause to be filed, with any regulatory agency and all other agencies entitled thereto a copy of all documents sent to shareholders of the Corporation in connection with the meeting.

Section 9.08 Financial Statements: Not less than 10 days if the Corporation is not an offering corporation, or 21 days otherwise, before each annual meeting of the shareholders of the Corporation or before the signing of a resolution in writing in lieu thereof, the secretary or another officer of the Corporation shall send, or cause to be sent, a copy of the annual financial statements and the auditors’ report, if any, thereon required by the Act to be placed before the annual meeting to each shareholder of the Corporation who has not informed the Corporation in writing that such shareholder does not wish to receive such documents. If the Corporation is an offering corporation, the secretary or another officer of the Corporation shall file, or cause to be filed, a copy of the annual financial statements of the Corporation with any regulatory agency and all other agencies entitled thereto as and when required.

Section 9.09 Shareholder Proposal: A registered holder of shares entitled to vote, or a beneficial owner of shares that are entitled to be voted, at a meeting of the shareholders of the Corporation may submit to the Corporation notice of any proposal that such shareholder wishes to raise at the meeting and may discuss at the meeting any matter in respect of which such registered holder or beneficial owner would have been entitled under the Act to submit a proposal. Where so required by the Act, the management information circular prepared in respect of the meeting shall set out or be accompanied by such proposal.

Section 9.10 Persons Entitled to be Present: The only persons entitled to attend a meeting of the shareholders of the Corporation shall be those persons entitled to notice thereof, those entitled to vote thereat and others who although not entitled to notice thereof are entitled or required under the Act or the by-laws of the Corporation to be present at the meeting. Any other person may be admitted to a meeting of the shareholders of the Corporation only on the invitation of, or with the consent of, the chairman of the meeting or with the consent of the meeting.

Section 9.11 Representatives: An executor, administrator, committee of mentally incompetent person, guardian or trustee and where a corporation is such executor, administrator, committee, guardian or trustee of a testator, intestate, mentally incompetent person, ward or cestui que trust, any person duly appointed a proxy for such corporation, upon filing with the secretary of the meeting sufficient proof of his appointment, shall represent the shares in his or its hands at all meetings of the shareholders of the Corporation and may vote accordingly as a shareholder in the same manner and to the same extent as the shareholder of record. If there be more than one executor, administrator, committee, guardian or trustee, the provisions of section 9.15 shall apply.

Section 9.12 Chairman, Secretary and Scrutineer: The chairman of the board or, in his absence, any of the co-chairmen of the board, or, in their absence, the lead director or, in his absence, the president or, in the absence of all of them or in the event the directors otherwise so determine, such individual as is designated by the directors, shall be the chairman of any meeting of shareholders. If no such individual is present within 15 minutes after the time fixed for the holding of the meeting, the persons present and entitled to vote thereat shall choose one of them to be the chairman of the meeting. The secretary or another officer of the Corporation may act as secretary of the meeting. The chairman of the meeting may appoint an individual, who need not be a shareholder or officer of the Corporation, to act as secretary of the meeting. One or more scrutineers, who need not be a shareholder of the Corporation, may be appointed by the chairman of the meeting or by a resolution of the shareholders to act as scrutineer of the meeting.

Section 9.13 Quorum: The quorum for the transaction of business at any meeting of the shareholders shall be two persons present at the opening of the meeting who are entitled to vote thereat either as shareholders or as proxy holders who, in the aggregate, hold at least 5% of the voting shares of the Corporation. If a quorum is not present within such reasonable time (determined by the chairman of the meeting) after the time fixed for the holding of the meeting as the persons present and entitled to vote thereat may determine, such persons may adjourn the meeting to a fixed time and place.

Section 9.14 Persons Entitled to Vote: Without prejudice to any other right to vote, every shareholder of the Corporation recorded on the shareholder list prepared in accordance with section 9.05 of this by-law is entitled, at the meeting to which the list relates, to vote the shares of the Corporation shown thereon opposite the name of such shareholder. Where two or more persons hold a share or the same shares jointly, anyone of them present or represented by proxy may, in the absence of the others, vote such share or shares but, if more than one of such persons is present or represented and vote, they shall vote such share or shares together as one or not vote such shares at all.

Section 9.15 Proxies: Shareholders of the Corporation shall be entitled to vote in person or, if the shareholder is a body corporate, association or other unincorporated entity, by a representative authorized by a resolution of the directors of such body corporate, association or other unincorporated entity. Every shareholder of the Corporation, including a shareholder that is a body corporate, association or other unincorporated entity, entitled to vote at a meeting of shareholders may by means of a proxy appoint a proxyholder or alternate proxyholder, who need not be a shareholder of the Corporation, as the nominee thereof to attend and act at the meeting in the manner, to the extent and with the authority conferred by the proxy. Signatures on instruments of proxy need not be witnessed and may be printed, lithographed or otherwise reproduced thereon. The chairman of any meeting of shareholders shall determine the authenticity of all signatures on instruments of proxy, which determination shall be final and conclusive. The chairman of any meeting of shareholders, including any adjournment thereof, may also in his discretion, unless otherwise determined by resolution of the directors, accept any telecopied, telegraphed, telexed, cabled or e-mailed proxy or other communication as to the authority of anyone claiming to vote on behalf of, or to represent, a shareholder of the Corporation notwithstanding that no instrument of proxy conferring such authority has been lodged with the Corporation and any votes cast in accordance with such telecopied, telegraphed, telexed, cabled or e-mailed proxy or other communication accepted by the chairman shall be valid and any votes cast in accordance therewith shall be counted. An instrument of proxy may be signed and delivered in blank and filled in afterwards by the chairman of the board, the president, the secretary or any assistant-secretary of the Corporation or by any other person designated by the directors. It shall not be necessary for an instrument of proxy to be dated or to have inserted therein the number of shares of the Corporation owned by the appointor thereunder. The directors may, at the expense of the Corporation, send out an instrument of proxy in which certain directors or officers of the Corporation or other persons are named, which may be accompanied by stamped envelopes for the return of such instruments of proxy, even if the directors so named vote the proxies in favour of their own election as directors. The directors may specify in the notice calling a meeting of the shareholders of the Corporation a time, not exceeding 48 hours (excluding Saturdays and holidays) preceding the time fixed for the meeting or any adjournment thereof, before which proxies must be deposited with the Corporation or an agent thereof. Unless otherwise determined by the chairman of the meeting, an instrument of proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice. Where no such time is specified in such notice, an instrument of proxy shall be acted upon if it has been received by the secretary or another officer of the Corporation or the chairman of the meeting or any adjournment thereof before the time of voting on the particular matter. An instrument of proxy shall cease to be valid one year from the date thereof.

Section 9.16 Revocation of Proxies: In addition to revocation in any other manner permitted by law, an instrument of proxy may be revoked by an instrument in writing signed in the same manner as an instrument of proxy may be signed and deposited either at the registered office of the Corporation at any time up to and including the last day (excluding Saturdays and holidays) preceding the date of the meeting of shareholders or any adjournment thereof at which the instrument of proxy is to be used or with the chairman of such meeting or any adjournment thereof before the time of voting on the particular matter.

Section 9.17 Voting: At each meeting of the shareholders of the Corporation every matter proposed for consideration by the shareholders of the Corporation shall be decided by a majority of the votes cast thereon, unless otherwise required by the Act, the articles or by-laws of the Corporation or any unanimous shareholder agreement relating to the Corporation. In case of an equality of votes the chairman of the meeting shall not be entitled to a casting vote. Every matter submitted to a meeting of shareholders may be decided either by a show of hands or by ballot.

Section 9.18 Show of Hands: At each meeting of shareholders voting shall be by a show of hands unless a ballot is required by the Act or is required or demanded as hereinafter provided. Upon a show of hands every person present and entitled to vote on the motion shall have one vote. Whenever a vote by show of hands has been taken upon a matter, unless a ballot thereon is so required or demanded and such requirement or demand is not withdrawn, a declaration by the chairman of the meeting that the vote upon the matter was carried or carried by a particular majority or not carried or not carried by a particular majority, and an entry to that effect in the minutes of the meeting, shall be prima facie evidence of the result of the vote without proof of the number or percentage of votes cast for or against the matter.

Section 9.19 Ballots: On any matter proposed for consideration at a meeting of shareholders a ballot may be required by the chairman of the meeting or demanded by any person present and entitled to vote thereon, either before any vote by show of hands or after any vote by show of hands and prior to the declaration of the result of the vote by show of hands by the chairman of the meeting. If a ballot is so required or demanded and such requirement or demand is not withdrawn, a ballot upon the matter shall be taken in such manner as the chairman of the meeting shall direct. Subject to the articles of the Corporation, upon a ballot each person present shall be entitled to the number of votes specified in the articles of the Corporation in respect of each share of the Corporation which such person is entitled to vote at the meeting on the particular matter.

Section 9.20 Termination, Adjournment and Postponement: The chairman of a meeting of shareholders may terminate the meeting following the conclusion of all business which may properly come before the meeting. A meeting of shareholders may be adjourned only upon the affirmative vote of a majority of the votes cast in respect of the shares present or represented in person or by proxy at the meeting. Any business may be brought before or dealt with at any adjourned meeting which may have been brought up or dealt with at the original meeting. If a meeting of shareholders is adjourned by one or more adjournments for an aggregate of less than 30 days, it is not necessary to give notice of the resumption of the meeting if the time and place for resuming the meeting are announced at the meeting which is adjourned. The directors may postpone any meeting of shareholders previously called by the directors.

Section 9.21 Procedure at Meetings: The chairman of any meeting of shareholders shall determine the procedure thereat in all respects and his decision on all matters or things, including but without in any way limiting the generality of the foregoing, any question regarding the validity or invalidity of any instrument of proxy or ballot, shall be conclusive and binding upon all of the shareholders of the Corporation, except as otherwise specifically provided in the by-laws of the Corporation.

Section 9.22 One-Shareholder Meeting: Where all of the outstanding shares of any class or series of shares of the Corporation are held by one shareholder, that shareholder present in person or by proxyholder or by authorized representative shall constitute a meeting of the holders of that class or series of shares of the Corporation.

Section 9.23 Signed Resolutions: Subject to the Act, a resolution in writing signed by all of the shareholders of the Corporation entitled to vote thereon at a meeting of shareholders is as valid as if passed at a meeting and a resolution in writing dealing with all of the matters required by the Act to be dealt with at a meeting of shareholders and signed by all of the shareholders of the Corporation entitled to vote thereat satisfies all of the requirements of the Act relating to that meeting. Any such resolution may be signed in counterparts and if signed as of any date shall be deemed to have been passed on such date.

Section 9.24 Meeting By Electronic Means: Unless the articles or by-laws of the Corporation or any unanimous shareholder agreement relating to the Corporation provides otherwise, a meeting of the shareholders of the Corporation may be held by telephonic or electronic means and a shareholder who, through those means, votes at the meeting or establishes a communications link to the meeting shall be deemed for the purposes of the Act to be present at the meeting.

ARTICLE TEN

NOTICES

Section 10.01 Notices to Shareholders and Directors: Any notice or document required or permitted to be sent by the Corporation to a director or shareholder of the Corporation may be mailed by prepaid Canadian mail in a sealed or unsealed envelope addressed to, or may be delivered personally to, such person at the last address thereof recorded in the records of the Corporation, or may be sent by any other manner permitted under the Act. If so mailed, the notice or document shall be deemed to have been received by the addressee on the fifth day after mailing. If notices or documents so mailed to a shareholder are returned on three consecutive occasions because such shareholder cannot be found, the Corporation need not send, or cause to be sent, any further notices or documents to such shareholder until such shareholder informs the Corporation in writing of the new address. If the address of any shareholder of the Corporation does not appear in the records of the Corporation, then any notice or document may be mailed to such address as the person sending the notice or document may consider to be the most likely address at which such notice or document will promptly reach such shareholder.

Section 10.02 Notices to Others: Any notice or document required or permitted to be sent by the Corporation to any person other than a director or shareholder of the Corporation may be delivered personally to such person, addressed to such person and delivered to the last address thereof recorded in the records of the Corporation, mailed by prepaid Canadian mail in a sealed or unsealed envelope addressed to such person at the address thereof recorded in the records of the Corporation, or addressed to such person and sent to the last address thereof recorded in the records of the Corporation by telecopier, telegram, telex, cable, e-mail or any other means of legible communication then in business use in Canada. A notice or document so mailed or sent shall be deemed to have been received by the addressee when deposited in a post office or public letter box, if mailed, or when transmitted by the Corporation on its equipment or delivered to the appropriate communication agency or its representative for dispatch, as the case may be, if sent by telecopier, telegram, telex, cable, e-mail or other means of legible communication.

Section 10.03 Changes in Recorded Address: The secretary or any other officer of the Corporation may change the address recorded in the records of the Corporation of any person in accordance with any information such person believes to be reliable.

Section 10.04 Computation of Days: In computing any period of days under the by-laws of the Corporation or the Act, the period shall be deemed to commence on the day following the event that begins the period and shall be deemed to end at midnight on the last day of the period except that if the last day of the period falls on a holiday, the period shall end at midnight of the first day next following such day that is not a holiday.

Section 10.05 Omissions and Errors: The accidental omission to give any notice to any person, or the non-receipt of any notice by any person or any immaterial error in any notice, shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

Section 10.06 Unregistered Shareholders: Subject to the Act, every person who becomes entitled to any share of the Corporation shall be bound by every notice in respect of such share which was given to any previous holder thereof prior to the name and address of such person being entered on the securities register of the Corporation.

Section 10.07 Waiver of Notice: Any person entitled to attend a meeting of shareholders or a meeting of the directors or a committee thereof may in any manner and at any time waive notice thereof, and attendance of any shareholder or the proxyholder or authorized representative thereof or of any other person at any meeting is a waiver of notice thereof by such shareholder or other person except where the attendance is for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called. In addition, where any notice or document is required to be given under the articles or by-laws of the Corporation or the Act, the notice may be waived or the time for sending the notice or document may be waived or abridged at any time with the consent in writing of the person entitled thereto. Any meeting may be held without notice or on shorter notice than that provided for in the by-laws of the Corporation if all persons not receiving the notice to which they are entitled waive notice of or accept short notice of the holding of such meeting.

ARTICLE ELEVEN

DIVISIONS

Section 11.01 Authority to Create Divisions: The directors may cause the business and operations of the Corporation or any part thereof to be divided into one or more divisions based upon character or type of operation, geographical territory, product, method of distribution, type of product or products manufactured or distributed or upon such other basis of division as the directors may determine from time to time. In particular, the directors may authorize:

(a) the further division of the business and operations of any such division into sub-units and the consolidation of the business and operations of any such divisions or sub-units; and

(b) the designation of any such division or sub-unit by, and the carrying on of the business and operations of any such division or sub-unit under, a name other than the name of the Corporation.

Section 11.02 Designation and Appointment of Divisional Officers: The directors may, by resolution, designate and appoint divisional officers assigned to a particular division or a sub-unit of that division provided that any such divisional officer shall not, as such, be an officer of the Corporation. Such appointed divisional officers shall be subject to removal by resolution of the directors at any time, with or without cause, without prejudice to the rights of such person under any employment contract or in law. For certainty, the removal of a divisional officer from his position as a divisional officer shall not of itself constitute a termination of the employment of that person with the Corporation.

Section 11.03 Duties and Authority of Divisional Officers: The duties, responsibilities, limitations and remuneration of each divisional officer shall be such as are determined from time to time by the directors or by the person or persons or committee or committees designated by the directors as having responsibility for the division to which such divisional officer has been appointed. The authority of each such divisional officer shall, however, be limited to acts and transactions relating only to the business and operations which such division is authorized to transact and perform, provided, however, that if the same person is also an officer of the Corporation, the foregoing shall not limit the authority of such person in his capacity as an officer of the Corporation.

ARTICLE TWELVE

REPEAL

The By-Law Number 1 of the Corporation shall come into force upon being passed by the directors in accordance with the Act.

ENACTED by the board the day of , 2026.

WITNESS the seal of the Corporation.

Chief Executive Officer Corporate Secretary

SCHEDULE “E”

DISSENT PROVISIONS

Registered holders of common shares of International Battery Metals Ltd. have the right to dissent to the special resolution relating to the Continuance under Section 238 of the Business Corporations Act (British Columbia). The full text of Sections 237-247 is set forth below. Failure to strictly comply with the requirements of Sections 237-247 may result in a loss of any right to dissent.

Definitions and application

237 (1) In this Division:

“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;

“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;

“payout value” means,

(a)
in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,
(b)
in the case of a dissent in respect of an arrangement approved by a court order made under section 291(2)(c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,
(c)
in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or
(d)
in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations,

excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

(2) This Division applies to any right of dissent exercisable by a shareholder except to the extent that

(a)
the court orders otherwise, or
(b)
in the case of a right of dissent authorized by a resolution referred to in section 238(1)(g), the court orders otherwise or the resolution provides otherwise.

Right to dissent

238 (1) A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:

(a) under section 260, in respect of a resolution to alter the articles

(i)
to alter restrictions on the powers of the company or on the business the company is permitted to carry on, or
(ii)
without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company’s community purposes within the meaning of section 51.91; or
(iii)
without limiting subparagraph (i), in the case of a benefit company, to alter the company's benefit provision;

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(b) under section 272, in respect of a resolution to adopt an amalgamation agreement;

(c) under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d) in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e) under section 301(5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;

(f) under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g) in respect of any other resolution, if dissent is authorized by the resolution;

(h) in respect of any court order that permits dissent.

(1.1) A shareholder of a company, whether or not the shareholder's shares carry the right to vote, is entitled to dissent under section 51.995 (5) in respect of a resolution to alter its notice of articles to include or to delete the benefit statement.

(2) A shareholder wishing to dissent must

(a) prepare a separate notice of dissent under section 242 for

(i) the shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and

(ii) each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,

(b)
identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and
(c)
dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

(3) Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

(a) dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

(b) cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

Waiver of right to dissent

239 (1) A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.

(2) A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

(a) provide to the company a separate waiver for

(i)
the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and
(ii)
each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and

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(b) identify in each waiver the person on whose behalf the waiver is made.

(3) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

(a)
the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and
(b)
any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

Notice of resolution

240 (1) If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)
a copy of the proposed resolution, and
(b)
a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

(2) If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)
a copy of the proposed resolution, and
(b)
a statement advising of the right to send a notice of dissent.

(3) If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

(a)
a copy of the resolution,
(b)
a statement advising of the right to send a notice of dissent, and
(c)
if the resolution has passed, notification of that fact and the date on which it was passed.

(4) Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

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Notice of court orders

241 If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

(a)
a copy of the entered order, and
(b)
a statement advising of the right to send a notice of dissent.

Notice of dissent

242 (1) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) must,

(a)
if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,
(b)
if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or
(c)
if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of
(i)
the date on which the shareholder learns that the resolution was passed, and
(ii)
the date on which the shareholder learns that the shareholder is entitled to dissent.

(2) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (g) must send written notice of dissent to the company

(a)
on or before the date specified by the resolution or in the statement referred to in section 240 (2) (b) or (3) (b) as the last date by which notice of dissent must be sent, or
(b)
if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

(3) A shareholder intending to dissent under section 238 (1) (h) in respect of a court order that permits dissent must send written notice of dissent to the company

(a)
within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or
(b)
if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

(4) A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

(a) if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b) if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

(i)
the names of the registered owners of those other shares,

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(ii)
the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and
(iii)
a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

(c) if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

(i)
the name and address of the beneficial owner, and
(ii)
a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name.

(5) The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed

243 (1) A company that receives a notice of dissent under section 242 from a dissenter must,

(a) if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

(i)
the date on which the company forms the intention to proceed, and
(ii)
the date on which the notice of dissent was received, or

(b) if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

(2) A notice sent under subsection (1) (a) or (b) of this section must

(a)
be dated not earlier than the date on which the notice is sent,
(b)
state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and
(c)
advise the dissenter of the manner in which dissent is to be completed under section 244.

Completion of dissent

244 (1) A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,

(a)
a written statement that the dissenter requires the company to purchase all of the notice shares,
(b)
the certificates, if any, representing the notice shares, and
(c)
if section 242 (4) (c) applies, a written statement that complies with subsection (2) of this section.

(2) The written statement referred to in subsection (1) (c) must

(a)
be signed by the beneficial owner on whose behalf dissent is being exercised, and
(b)
set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

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(i)
the names of the registered owners of those other shares,
(ii)
the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii) that dissent is being exercised in respect of all of those other shares.

(3) After the dissenter has complied with subsection (1),

(a)
the dissenter is deemed to have sold to the company the notice shares, and
(b)
the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

(4) Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.

(5) Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

(6) A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

Payment for notice shares

245 (1) A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must

(a)
promptly pay that amount to the dissenter, or
(b)
if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(2) A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

(a)
determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,
(b)
join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244 (1), and
(c)
make consequential orders and give directions it considers appropriate.

(3) Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must

(a)
pay to each dissenter who has complied with section 244 (1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or

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(b)
if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(4) If a dissenter receives a notice under subsection (1) (b) or (3) (b),

(a)
the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or
(b)
if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(5) A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

(a)
the company is insolvent, or
(b)
the payment would render the company insolvent.

Loss of right to dissent

246 The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:

(a)
the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;
(b)
the resolution in respect of which the notice of dissent was sent does not pass;
(c)
the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;
(d)
the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;
(e)
the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;
(f)
a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;
(g)
with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;
(h)
the notice of dissent is withdrawn with the written consent of the company;
(i)
the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights

247 If, under section 244 (4) or (5), 245 (4) (a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,

(a)
the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244 (1) (b) or, if those share certificates are unavailable, replacements for those share certificates,

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(b)
the dissenter regains any ability lost under section 244 (6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and
(c)
the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

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